                    Registration Nos. 33-66501
                                      33-66502
                                      33-66503
                                      33-66504
                                      33-66505

S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S
S I O
N
                     Washington, D.C.  20549


              POST-EFFECTIVE AMENDMENT NO. 1
                                   to
                          F O R M  S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF
1933
             OF SECURITIES OF UNIT INVESTMENT TRUSTS
                    REGISTERED ON FORM N-8B-2



A.                            Exact Name of Trust:

                   TAX EXEMPT SECURITIES TRUST,

B.
                            Name of Depositor:

              SMITH BARNEY INC.

C. Complete address of depositor's principal executive office:

          SMITH BARNEY
               INC.
        388 Greenwich Street
       New York, New York  10013



D.   Name and complete address of agent for service:

       LAURIE A. HESSLEIN
         Smith Barney
         Inc.
   388 Greenwich Street
    New York, New York  10013


 It is proposed that this filing will become effective August 23,
1996
                 pursuant to paragraph (b) of Rule 485.

                   TAX EXEMPT SECURITIES TRUST

                      CROSS-REFERENCE SHEET
                    Pursuant to Regulation C
                under the Securities Act of 1933

           (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            I.  Organization and General Information
1. . . . . . . . . (a) Name of trust   Prospectus front cover
(b) Title of securities issued . .
2.Name and address of each depositor   Sponsors: Prospectus back
cover
3. . . . Name and address of trustee   Trustee
4.Name and address of each principal underwriterSponsors:
Prospectus back cover
5. . .State of organization of trust   Tax Exempt Securities
Trust
6.Execution and termination of trust agreementTax Exempt
Securities                                        Trust - The
Trust:
                                       Amendment and Termination

                                     of the Trust Agreement 7. .
 . . . . . . . . Changes of name   *
8. . . . . . . . . . . . Fiscal year   *
9. . . . . . . . . . . . .Litigation   *


            II. General Description of the Trust and
                     Securities of the Trust

10.(a) Registered or bearer securities Rights of Unit Holders
(b) Cumulative or distributive securities
  (c) Redemption . . . . . . . . . .
  (d) Conversion, transfer, etc. . .
  (e) Periodic payment plan. . . . .   *
  (f) Voting rights. . . . . . . . .
  (g) Notice to certificate holders    Rights of Unit Holders -

                                   Reports and Records:

                            Sponsors -
                                       Responsibility: Trustee -

                                    Resignation: Amendment

                               and Termination of the

                          Trust Agreement -
                                       Amendment
  (h) Consents required. . . . . . . Sponsors - Responsibility:

                                  Amendment and Termination

                              of the Trust Agreement   (i) Other
provisions . . . . . . . Tax Exempt Securities Trust - Tax Status

11.Type of securities comprising units Prospectus front cover:

                                   Tax Exempt Securities

                             Trust - Portfolio
12.Certain information regarding periodic
   payment certificates. . . . . . .   *

13.. .(a) Load, fees, expenses, etc.   Prospectus front cover:

                                   Summary of Essential

                            Information; Public
                                       Offering - Offering
                                       Price; Public Offering -

                                   Sponsors' and
                                       Underwriters' Profits:

                                  Tax Exempt Securities

                            Trust - Expenses and

                     Charges

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            II.  General Description of the Trust and
                     Securities of the Trust
  (b) Certain information regarding periodic
        payment certificates . . . .   *
  (c) Certain percentages. . . . . . Public Offering - Offering
Price
  (d) Certain other fees, etc, payable by holders
  Rights of Unit Holders - Certificates
  (e) Certain profits receivable by depositors,
      principal underwriters, trustee or
      affiliated persons . . . . . . Public Offering - Sponsors'

                                   and Underwriters' Profits:

                                Rights of Unit Holders -

                          Redemption of Units -
                                     Purchase by the Sponsors of

                                   Units Tendered for
                                     Redemption
  (f) Ratio of annual charges to income*

14.. .Issuance of trust's securities   Tax Exempt Securities

                                 Trust - The Trust: Rights

                               of Unit Holders -
                                       Certificates
15.Receipt and handling of payments from purchasers*
16.Acquisition and disposition of underlying
  securities . . . . . . . . . . . . Tax Exempt Securities Trust

                                   - Portfolio: Sponsors -

                            Responsibility
17.. . . . .Withdrawal or redemption   Rights of Unit Holders -

                                   Redemption of Units
18.(a) Receipt, custody and disposition of incomeRights of Units
Holders -                                       Distribution of
Interest                                        and Principal:
Rights of                                        Unit Holders -
Reports                                        and Records
  (b) Reinvestment of distributions    *
  (c) Reserves or special funds. . . Rights of Unit Holders -

                               Distribution of Interest

                          and Principal: Tax Exempt

                      Securities Trust - Expenses

                    and Charges - Other Charges   (d) Schedule of
distributions. . .   *
19.. . Records, accounts and reports   Rights of Unit Holders -

                                   Reports and Records:

                            Rights of Unit Holders -

                        Distribution of Interest

                     and Principal
20.Certain miscellaneous provisions of trust agreementAmendment and Termination of the Trust
  (a) Amendment. . . . . . . . . . . Agreement: Trustee -
Resignation: Trustee -
  (b) Termination  . . . . . . . . . Resignation: Trustee -
Limitations on Liability:
  (c) and (d) Trustee, removal and successorSponsors -
Responsibility: Sponsors - Resignation
  (e) and (f) Depositors, removal and successor
21.. . . . Loans to security holders   *
22.. . . . .Limitations on liability   Sponsors - Limitations on

                                     Liability: Trustee -
                                       Limitations on Liability:

                                     Tax Exempt Securities

                               Trust - Portfolio
23.. . . . . . .Bonding arrangements   *
24.Other material provisions of trust agreement*



______
  *  Inapplicable, answer negative or not required.

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

                III.  Organization, Personnel and
                 Affiliated Persons of Depositor
25.. . . .Organization of depositors   Sponsors
26.. . . Fees received by depositors   *
27.. . . . . .Business of depositors   Sponsors
28.Certain information as to officials and
   affiliated persons of depositors    [Contents of Registration
Statement]
29.. Voting securities of depositors   *
30.. .Persons controlling depositors   *
31.Payments by depositor for certain services
   rendered to trust . . . . . . . .   *
32.Payments by depositors for certain other services
   rendered to trust . . . . . . . .   *
33.Remuneration of employees of depositors for
   certain services rendered to trust  *
34.Remuneration of other persons for certain services
   rendered to trust . . . . . . . .   *


            IV.  General Description of the Trust and
                     Securities of the Trust

35.Distribution of trust's securities by statesPublic Offering -
Distribution of Units
36.Suspension of sales of trust's securities*
37.Revocation of authority to distribute*
38.. . . .(a) Method of distribution   Public Offering -
Distribution of Units
  (b) Underwriting agreements. . . .
  (c) Selling agreements . . . . . .
39.(a) Organization of principal underwritersSponsors
  (b) N.A.S.D. membership of principal underwriters
40.Certain fees received by principal underwriters*
41.(a) Business of principal underwritersSponsors
  (b) Branch offices of principal underwriters*
  (c) Salesmen of principal underwriters*
42.Ownership of trust's securities by certain persons*
43.Certain brokerage commissions received by principal
   underwriters. . . . . . . . . . .   *
44.. . . . . (a) Method of valuation   Prospectus front cover:

                                   Public Offering -
                                       Offering Price: Public

                                  Offering - Distribution

                              of Units
  (b) Schedule as to offering price    *
  (c) Variation in offering price to certain personsPublic
Offering - Distribution of Units
45.. Suspension of redemption rights   *
46.. . . . .(a) Redemption Valuation   Rights of Unit Holders -

                                   Redemption of Units -

                            Computation of Redemption

                          Price per Unit
  (b) Schedule as to redemption price  *
47.Maintenance of position in underlying securities
  Public Offering - Market for Units: Rights of Unit Holders -
Redemption of Units - Purchase by the Sponsors of Units
  tendered for Redemption; Rights of Unit Holders - Redemption of Units - Computation of Redemption Price per Unit
______
  *  Inapplicable, answer negative or not required.
       Form N-89B-2                          Form S-6
Item Number                    Heading in Prospectus

             V.  Information Concerning the Trustee
                          or Custodian
48.Organization and regulation of trusteeTrustee
49.. . .Fees and expenses of trustee   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges
50.. . . . . . . . . .Trustee's lien   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges - Other Charges


            VI.  Information Concerning Insurance of
                      Holders of Securities

51.Insurance of holders of trust's securities*


                    VI.  Policy of Registrant

52.  (a) Provisions of trust agreement with respect to
     selection or elimination of underlying securitiesProspectus front cover: Sponsors-Responsibility
  (b)Transactions involving elimination of
     underlying securities . . . . .   *
  (c)Policy regarding substitution or elimination
     of underlying securities. . . . Sponsors - Responsibility
(d)Fundamental policy not otherwise covered*
53.  Tax status of trust . . . . . . Prospectus front cover: Tax

                                   Exempt Securities Trust -

                              Tax Status


          VIII.  Financial and Statistical Information

54.  Trust's securities during last ten years*
55.  . . . . . . . . . . . . . . . .   *
56.  Certain information regarding periodic payment
  securities . . . . . . . . . . . .   *
57.  . . . . . . . . . . . . . . . .   *
58.  . . . . . . . . . . . . . . . .   *
59.  Financial statements (Instruction 1(c) to form S-6)
  Statement of Financial Condition of The Tax Exempt Securities
Trust







______
  *  Inapplicable, answer negative or not required.





              NATIONAL TRUST 208
              NEW JERSEY TRUST 123


In the opinion of counsel, under existing law interest income to the Trusts and, with certain exceptions, to Unit holders is exempt from all Federal income tax. In addition, in the opinion of counsel, the interest income of each State Trust is similarly exempt from state income taxes in the state for which such Trust is named. Capital gains, if any, are subject to tax. Investors should retain both parts of this Prospectus for future reference.
THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUSTS
HAS BEEN COMPLETED.  THE UNITS OFFERED HEREBY ARE
ISSUED AND OUTSTANDING UNITS WHICH HAVE BEEN
ACQUIRED BY THE SPONSOR EITHER BY PURCHASE FROM
THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR
IN THE SECONDARY MARKET.  SEE PART B, "RIGHTS OF
UNIT HOLDERS--REDEMPTION OF UNITS--PURCHASE BY
THE SPONSOR OF UNITS TENDERED FOR REDEMPTION"
AND "MARKET FOR UNITS".  THE PRICE AT WHICH THE
UNITS OFFERED HEREBY WERE ACQUIRED WAS NOT LESS
THAN THE REDEMPTION PRICE DETERMINED AS PROVIDED
HEREIN.  SEE PART B, "RIGHTS OF UNIT HOLDERS--
REDEMPTION OF UNITS--COMPUTATION OF REDEMPTION
PRICE PER UNIT".
THE TAX EXEMPT SECURITIES TRUST, consists of TWO underlying separate unit investment trusts designated as the NATIONAL TRUST 208 AND NEW JERSEY TRUST 123 (the
"Trusts" or the "Trust" as the context requires and in the case of a Trust designated by a state name, the "State Trust" or the "State Trusts as the context requires). Each Trust was formed for the purpose of obtaining for its Unit holders tax-exempt interest income and conservation of capital through investment in a fixed portfolio of long term municipal bonds rated at the time of deposit in the category A or better by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc., with certain ratings being conditional or provisional. (See "Portfolio of Securities".) Each State Trust is comprised of a fixed portfolio of interest-bearing obligations issued primarily by or on behalf of the state for which such State Trust is named and counties, municipalities, authorities or political subdivisions thereof. The interest on all bonds in each Trust is, in the opinion of bond counsel to the issuers of the obligations, (i) under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending upon the Unit holder) (see Part B, "Tax Exempt Securities Trust - Taxes") and (ii) as respects the underlying State Trusts exempt from state and any local income taxes, to individual Unit holders resident in the state for which a State Trust is named. (See Part B, "Tax Exempt Securities Trust - Taxes")
THE PUBLIC OFFERING PRICE of the Units of each Trust is equal to the aggregate bid price of the underlying Securities in the Trust's portfolio divided by the number of Units outstanding in such Trust, plus a sales charge equal to 5% of the Public Offering Price (5.263% of the aggregate bid price of the Securities per Unit) (the aggregate offering price of the bonds per Unit) for the New Jersey
Trust (Selected Term) and the New York Trust (Selected Term). A proportional share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.
THE SPONSOR, although not obligated to do so, intends to maintain a market for the Units of the Trusts at prices based upon the aggregate bid price of the underlying Securities, as more fully described in Part
B, "Market for Units". If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. MONTHLY DISTRIBUTIONS of principal and interest received by the Trusts will be made on or shortly after the fifteenth day of each month to holders of record on the first day of that month. For further information regarding the distributions by the Trust, see the "Summary of Essential Information".
 THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

Prospectus Part A dated August 23, 1996
Note: Part A of this Prospectus may not be distributed unless accompanied by Part B.

       TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 25,
1996+
Sponsor:   SMITH BARNEY INC.
Trustee:   THE CHASE MANHATTAN BANK, N.A.
Evaluator:   KENNY S&P EVALUATION SERVICES


NationalNew Jersey
Trust 208Trust 123
Principal Amount of Securities in Trust$ 7,000,000$3,000,000
Number of Units   7,0003,000
Fractional Undivided Interest in Trust per Unit 1/7,0001/3,000
Minimum Value of Trust:
Trust may be terminated if Principal Amount is less
than$3,500,000$1,500,000
Principal Amount of Securities in Trust per Unit$1,000.00$  1,000.00
Public Offering Price per Unit#*$1,012.46$    1,012.90
Sales Charge (5% of Public Offering Price)#        50.62       50.64
Approximate Redemption and Sponsor's Repurchase Price
 per Unit (per Unit Bid Price of Securities)#**$961.84$962.26
Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit$62.07$59.41
Less Estimated Annual Expenses per Unit         2.67         2.65
Estimated Net Annual Income per Unit$59.40$56.76
Monthly Income Distribution per Unit$4.95$4.73
Daily Rate (360-day basis) of Income Accrual per Unit$.1650$.1576
Estimated Current Return Based on Public Offering Price#
5.86%5.60%
Estimated Long-Term Return# 5.89%5.53%

#Subject to changes in the prices of the underlying securities. The aggregate bid price of the securities is determined on each business day as of the Evaluation Time.
*Plus $4.45 and $4.26 per Unit, representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of National Trust and New Jersey Trust, respectively, through the expected date of settlement (three business days after June 25, 1996).
**Plus $3.96 and $3.79 per Unit, representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of National Trust and New Jersey Trust, respectively, as of June 25, 1996 on a pro rata basis. (See "Redemption of Units--Computation of Redemption Price per
Unit".)


TAX EXEMPT SECURITIES TRUST


Record Dates:The 1st day of each month
Distribution Dates:The 15th day of each month
Evaluation Time:Close of trading on the New York Stock Exchange

(currently 4:00 P.M. New York Time)
Date of Deposit and
  Trust Agreement:June 21, 1995
Mandatory Termination Date:Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust. The actual date of termination of each Trust may be considerably earlier (see Part B, "Amendment and Termination of the Trust Agreement--Termination").
Trustee's Annual Fee:$1.35 and $1.38 per $1,000 principal amount of bonds for the National Trust and New Jersey Trust, respectively ($13,710 per year on the basis of bonds in the principal amount of $10,000,000) plus expenses.
Evaluator's Fee:$.29 per bond per evaluation
Sponsor's Annual Portfolio
  Supervision Fee:Maximum of $.25 per $1,000 face amount of the underlying Bonds.


     As of June 25, 1996, 19 (86%) of the Bonds in the National Trust were rated by Standard & Poor's Corporation (10% being rated AAA, 5% being rated AA, 64% being rated A and 7% being rated BBB) and 3 (14%) were rated A by Moody's Investors Service; 10 (100%) of the Bonds in the New Jersey Trust were rated by Standard & Poor's (8% being rated AAA, 12% being rated AA,
62% being rated A and 18% being rated BBB). Ratings assigned by rating services are subject to change from time to time.

     Additional Considerations - Investment in any Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Approximately 37% and 33% of the Bonds in the National Trust and New Jersey Trust, respectively, consist of hospital revenue bonds (including obligations of health care facilities). Approximately 31% and 30% of the Bonds in the National Trust and New Jersey Trust, respectively, consist of obligations of municipal housing authorities. Approximately 5% and 30% of the Bonds in the National Trust and New Jersey Trust, respectively, in the consist of bonds which are subject to the Mortgage Subsidy Bond Tax Act of 1980. Approximately 11% of the Bonds in the National Trust consist of bonds in the power facilities category. Obligations of issuers located in the Commonwealth of Puerto Rico represent approximately 17% of the Bonds in the New Jersey Trust. (See Part B "Tax Exempt Securities Trust--Portfolio" for a brief summary of additional considerations relating to certain of these issues.)











+ The percentages referred to in this summary are each computed on the basis of the aggregate bid price of the Bonds as of June 25, 1996.

TAX EXEMPT SECURITIES TRUST





FINANCIAL AND STATISTICAL INFORMATION
Selected data for each Unit outstanding


IncomePrincipal
UnitsNet AssetDistributionsDistributions
Period EndedOutstandingValue Per UnitPer UnitPer Unit
June 21, 1995National Trust7,000$965.56$-$-
New Jersey Trust3,000972.47--


April 30, 1996National Trust7,000$965.53$-$-
New Jersey Trust3,000965.6244.14-


TAX EXEMPT SECURITIES TRUST
BALANCE SHEETS
April 30, 1996


ASSETS

NationalNew Jersey
Trust 208Trust 123
Investments in tax exempt bonds, at market value
(Cost $6,800,896 and $2,932,415, respectively)
(Note 3 to Portfolio of Securities)$6,734,698$2,887,235
Accrued interest      117,961      66,067
Total Assets$6,852,659$2,953,302


LIABILITIES AND NET ASSETS

Overdraft payable$  92,964$56,009
Accrued expenses           945          406
Total Liabilities        93,909      56,415

Net Assets (Units of fractional undivided interest outstanding - 7,000 and 3,000, respectively):

Original cost to investors (Note 1)7,136,3163,077,042
Less initial underwriting commission (sales charge) (Note 1)
    335,420     144,627
6,800,8962,932,415
Net unrealized market depreciation      (66,198)     (45,180)
6,734,6982,887,235
Undistributed net investment income       24,052       9,652
Net Assets    6,758,750   2,896,887
Total Liabilities and Net Assets$6,852,659$2,953,302

Net asset value per unit$965.53$965.62


The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST
STATEMENTS OF OPERATIONS*

NationalNew Jersey
Trust 208Trust 123
Investment Income-interest (Note 2)$      372,995$
152,982
Less expenses:
Trustee's fees and expenses24,04910,234
Evaluator's fees        1,494           676
Total expenses       25,543       10,910
Net investment income      347,452      142,072
Realized and unrealized gain (loss) on investments:
Net unrealized market depreciation      (66,198)      (45,180)
Net loss on investments      (66,198)      (45,180)
Net increase in net assets resulting from
operations$281,254$96,892


STATEMENTS OF CHANGES IN NET ASSETS*
Operations:
Net investment income$347,452$142,072
Net unrealized market depreciation      (66,198)      (45,180)
Net increase in net assets resulting from operations      281,254
     96,892

Distributions to Unit Holders:
Net investment income (Note 4)(323,400)(132,420)
Accrued interest at date of deposit     (133,636)      (56,779)
Organizational expenses      (14,000)       (6,000)
Total Distributions     (471,036)     (195,199)
Decrease in net assets  (189,782)(98,307)
Net Assets:
Beginning of period    6,948,532    2,995,194
End of period (including undistributed net investment income of $24,052 and $9,652 respectively)$6,758,750$2,896,887


*For the period June 21, 1995 (date of deposit) through April
30, 1996.
The accompanying Notes to Financial Statements are an integral part of these statements.


TAX EXEMPT SECURITIES TRUST

April 30, 1996




NOTES TO FINANCIAL STATEMENTS

(1)The original cost to the investors represents the aggregate initial public offering price as of the date of deposit (June 21, 1995), exclusive of accrued interest, computed on the basis of the aggregate offering price of the securities. The initial underwriting commission (sales charge) is equal to 4.70% of the aggregate Public Offering Price (4.932% of the aggregate offering price of the securities per Unit).
(2)Interest income represents interest earned on the Trust's portfolio and has been recorded on the accrual basis.
(3)No Units were redeemed by the Trustee during the period from June 21, 1995 (date of deposit) through April 30, 1996.
(4)Interest received by the Trust is distributed to Unit holders on the fifteenth day of each month, after deducting applicable expenses.
(5)The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal control directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates of expenses and accruals reflected in each Trust's financial statements. The Evaluator determines the price for each underlying Bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering - Offering Price". Under the Securities Act of 1933, as amended (the "Act"), the
Sponsor is deemed to be issuer of each Trust's Units. As such, the Sponsor has the responsibility of issuer under the Act with respect to financial statements of each Trust included in the Registration Statement.



INDEPENDENT AUDITORS' REPORT
To the Unit Holders, Sponsor and Trustee of
Tax Exempt Securities Trust:

We have audited the accompanying balance sheets of Tax Exempt Securities
Trust (comprising, respectively, National Trust 208 and New Jersey Trust
123), including the portfolios of securities, as of April 30, 1996, and the related statements of operations and changes in net assets for the period from June 21, 1995 (date of deposit) through April 30, 1996. These financial statements are the responsibility of the Trustee (see Note 5). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Trusts constituting Tax Exempt Securities Trust as of April 30, 1996, and the results of their operations and changes in their net assets for the period from June 21, 1995 (date of deposit) through April 30, 1996, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP
New York, New York
August 21, 1996


TAX EXEMPT SECURITIES TRUST
NATIONAL TRUST 208 - PORTFOLIO OF SECURITIES - April
30, 1996

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)
California Health Facilities Financing
Authority, Insured Revenue Bonds,
Clinicas Del Camino Real, Inc., A5/1/05 @ 102$250,000$246,173
6.55% due 5/1/2025S.F. 5/1/07 @ 100

California Housing Finance Agency,
Multi-Unit Rental Housing Revenue A+8/1/02 @ 102165,000168,963
Bonds II, 6.70% due 8/1/2015S.F. 2/1/06 @ 100

Community Development Commission of
the City of Oceanside, San Diego,
California, Downtown Redevelopment
Project, Tax Allocation Refunding Bonds,A-9/1/03 @ 102500,000
470,395
Tax Allocation Bonds, 6.10% due 9/1/2018S.F. 9/1/09 @ 100

San Bernardino County, California,
Certificates of Participation, Medical
Center Financing Project,
5.50% due 8/1/2022A---365,000324,295
S.F. 8/1/21 @ 100
4.75% due 8/1/2028A-8/1/04 @ 102210,000160,169
S.F. 8/1/27 @ 100

Sequoia Hospital District, Redwood
City, California, Revenue Bonds, BBB8/15/03 @ 102600,000488,148
5.375% due 8/15/2023S.F. 8/15/14 @ 100

Illinois Educational Facilities
Authority Revenue Bonds, Illinois A1*9/1/03 @ 102150,000139,425
Wesleyan University, 5.70% due 9/1/2023S.F. 9/1/19 @ 100

Illinois Health Facilties Authority
Revenue Bonds, Alexian Brothers MedicalA*1/1/02 @
102260,000264,935
Center, Inc. Project, 6.80% due 1/1/2022S.F. 1/1/16 @ 100

Illinois Housing Development
Authority, Multifamily Housing A+7/1/02 @ 102275,000280,761
Bonds, 7.10% due 7/1/2026S.F. 7/1/18 @ 100

Spring Creek, Illinois, Housing
Development Corporation, Mortgage
Revenue Refunding Bonds, FHA Insured
Mortgage Loan, Spring Creek Towers,
Section 8 Assisted Project, AAA1/1/02 @ 100300,000301,941
6.45% due 7/1/2022S.F. 1/1/03 @ 100

DeKalb County, Indiana, Redevelopment
Authority, Mini-Mill Local Public
Improvement Project Bonds, A1/15/05 @ 102500,000514,415
6.625% due 1/15/2017S.F. 1/15/07 @ 100

Indiana Health Facility Financing
Authority, Hospital Revenue Bonds,
Floyd Memorial Hospital Project,A2/15/02 @ 102200,000200,878
6.625% due 2/15/2022S.F. 2/15/14 @ 100



TAX EXEMPT SECURITIES TRUST
NATIONAL TRUST 208 - PORTFOLIO OF SECURITIES - April
30, 1996
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Massachusetts Health and Educational
Facilities Authority Revenue Bonds,
New England Deaconess Hospital Issue,A4/1/01 @
102$500,000$530,700
7.20% due 4/1/2022S.F. 4/1/12 @ 100

North Carolina Eastern Municipal Power
Agency, Power System Revenue Refunding A*1/1/03 @
100600,000534,762
Bonds, 5.50% due 1/1/2021S.F. 1/1/19 @ 100

The Hospitals and Higher Education
Facilities Authority of Philadelphia,
Pennsylvania, Hospital Revenue Bonds,
Temple University Hospital, A-11/15/03 @ 102250,000254,855
6.625% due 11/15/2023S.F. 11/15/09 @ 100

Rhode Island Housing and Mortgage
Finance Corporation, Multi-Family
Housing Bonds, AMBAC Insured, AAA7/1/05 @ 102365,000367,307
6.15% due 7/1/2017S.F. 7/1/08 @ 100

Austin, Texas, Housing Finance
Corporation, Multifamily Housing
Revenue Refunding Bonds, Stassney
Woods Apartments Project, A4/1/04 @ 102210,000213,473
6.75% due 4/1/2019S.F. 4/1/11 @ 100

Guadalupe-Blanco River Authority,
Texas, Industrial Development
Corporation, Pollution Control Revenue
Bonds, E.I. du Pont de Nemours and AA-7/1/03 @ 103100,000102,860
Company Project, 6.35% due 7/1/2022

Harris County, Texas, Housing Finance
Corporation, Multifamily Housing Revenue
Bonds, Windsor Housing FoundationA6/1/05 @ 102500,000486,335
Project, 6.30% due 6/1/2025S.F. 6/1/07 @ 100

Matagorda County, Texas, Navigation,
District Number One, Pollution Control
Revenue Refunding Bonds, Central Power
and Light Company Project, A-7/1/03 @ 102200,000195,468
6.00% due 7/1/2028

Housing Authority of Salt Lake City,
Utah, Multifamily Housing Lease Revenue
Refunding Bonds, Housing Development
Corporation of Salt Lake City Project,A4/1/05 @ 101250,000239,180
6.125% due 4/1/2030S.F. 4/1/26 @ 100

Municipality of Metropolitan Seattle,
Washington, Sewer Refunding Bonds, AA-1/1/02 @ 102     250,000
  249,260
6.20% due 1/1/2032
$7,000,000$6,734,698

The accompanying Notes are an integral part of this Portfolio.
A-9



TAX EXEMPT SECURITIES TRUST
NEW JERSEY TRUST 123 - PORTFOLIO OF SECURITIES - April
30, 1996

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

The Jersey City Sewerage Authority,
Hudson County, New Jersey, Sewer Revenue
Refunding Bonds, FGIC Insured, AAA1/1/03 @ 100$275,000$223,349
4.50% due 1/1/2019S.F. 1/1/14 @ 100

The Housing Finance Corporation of the
City of Long Branch, Monmouth County,
New Jersey, Mortgage Revenue Refunding
Bonds, Section 8 Assisted Ocean ViewA2/1/05 @ 102250,000251,525
Towers Project, 6.25% due 2/1/2011S.F. 2/1/03 @ 100

New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Pascack Valley Hospital AssociationBBB+7/1/01 @ 102500,000511,600
Issue, 6.90% due 7/1/2021S.F. 7/1/12 @ 100

New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Chilton Memorial Hospital, A7/1/03 @ 102500,000434,245
5.00% due 7/1/2013S.F. 7/1/08 @ 100

New Jersey Housing and Mortgage Finance
Agency, Housing Revenue Refunding Bonds,
6.60% due 11/1/2014A+11/1/02 @ 102500,000513,725
S.F. 5/1/08 @ 100
6.70% due 11/1/2028A+11/1/02 @ 102100,000102,470
S.F. 5/1/15 @ 100

Rutgers, The State University, The
State University of New Jersey Revenue AA5/1/02 @
100125,000120,619
Refunding Bonds, 5.75% due 5/1/2018S.F. 5/1/14 @ 100

The Port Authority of New York and
New Jersey, Consolidated Bonds, AA-6/15/05 @ 101250,000241,300
5.75% due 6/15/2030

Puerto Rico Highway and Transportation
Authority, Highway Revenue Refunding
Bonds, 6.375% due 7/1/2008A7/1/02 @ 101 1/2325,000340,434
5.00% due 7/1/2022A7/1/03 @ 101 1/2      175,000      147,968

$3,000,000$2,887,235








The accompanying Notes are an integral part of this Portfolio.



TAX EXEMPT SECURITIES TRUST
PORTFOLIO OF SECURITIES - April 30, 1996
(Continued)




At April 30, 1996, the net unrealized market depreciation of all tax exempt bonds was comprised of the following:

NationalNew Jersey
Trust 208 Trust 123

Gross unrealized market appreciation$12,641$7,042
Gross unrealized market depreciation      (78,839)    (52,222)
Net unrealized market depreciation$(66,198)$(45,180)

NOTES TO PORTFOLIO OF SECURITIES:

(1)All Ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) which are by Moody's Investors Service.
The meaning of the applicable rating symbols is set forth in Part B, "Ratings".
(2)There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under "Tax Exempt
Securities Trust-Portfolio" in Part B.
(3)The market value of securities as of April 30, 1996 was determined by the Evaluator on the basis of bid prices for the securities at such date.


TAX EXEMPT SECURITIES TRUST
NATIONAL TRUST 208 - PORTFOLIO OF SECURITIES - April
30, 1996

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)
California Health Facilities Financing
Authority, Insured Revenue Bonds,
Clinicas Del Camino Real, Inc., A5/1/05 @ 102$250,000$246,173
6.55% due 5/1/2025S.F. 5/1/07 @ 100

California Housing Finance Agency,
Multi-Unit Rental Housing Revenue A+8/1/02 @ 102165,000168,963
Bonds II, 6.70% due 8/1/2015S.F. 2/1/06 @ 100

Community Development Commission of
the City of Oceanside, San Diego,
California, Downtown Redevelopment
Project, Tax Allocation Refunding Bonds,A-9/1/03 @ 102500,000
470,395
Tax Allocation Bonds, 6.10% due 9/1/2018S.F. 9/1/09 @ 100

San Bernardino County, California,
Certificates of Participation, Medical
Center Financing Project,
5.50% due 8/1/2022A---365,000324,295
S.F. 8/1/21 @ 100
4.75% due 8/1/2028A-8/1/04 @ 102210,000160,169
S.F. 8/1/27 @ 100

Sequoia Hospital District, Redwood
City, California, Revenue Bonds, BBB8/15/03 @ 102600,000488,148
5.375% due 8/15/2023S.F. 8/15/14 @ 100

Illinois Educational Facilities
Authority Revenue Bonds, Illinois A1*9/1/03 @ 102150,000139,425
Wesleyan University, 5.70% due 9/1/2023S.F. 9/1/19 @ 100

Illinois Health Facilties Authority
Revenue Bonds, Alexian Brothers MedicalA*1/1/02 @
102260,000264,935
Center, Inc. Project, 6.80% due 1/1/2022S.F. 1/1/16 @ 100

Illinois Housing Development
Authority, Multifamily Housing A+7/1/02 @ 102275,000280,761
Bonds, 7.10% due 7/1/2026S.F. 7/1/18 @ 100

Spring Creek, Illinois, Housing
Development Corporation, Mortgage
Revenue Refunding Bonds, FHA Insured
Mortgage Loan, Spring Creek Towers,
Section 8 Assisted Project, AAA1/1/02 @ 100300,000301,941
6.45% due 7/1/2022S.F. 1/1/03 @ 100

DeKalb County, Indiana, Redevelopment
Authority, Mini-Mill Local Public
Improvement Project Bonds, A1/15/05 @ 102500,000514,415
6.625% due 1/15/2017S.F. 1/15/07 @ 100

Indiana Health Facility Financing
Authority, Hospital Revenue Bonds,
Floyd Memorial Hospital Project,A2/15/02 @ 102200,000200,878
6.625% due 2/15/2022S.F. 2/15/14 @ 100



TAX EXEMPT SECURITIES TRUST
NATIONAL TRUST 208 - PORTFOLIO OF SECURITIES - April
30, 1996
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Massachusetts Health and Educational
Facilities Authority Revenue Bonds,
New England Deaconess Hospital Issue,A4/1/01 @
102$500,000$530,700
7.20% due 4/1/2022S.F. 4/1/12 @ 100

North Carolina Eastern Municipal Power
Agency, Power System Revenue Refunding A*1/1/03 @
100600,000534,762
Bonds, 5.50% due 1/1/2021S.F. 1/1/19 @ 100

The Hospitals and Higher Education
Facilities Authority of Philadelphia,
Pennsylvania, Hospital Revenue Bonds,
Temple University Hospital, A-11/15/03 @ 102250,000254,855
6.625% due 11/15/2023S.F. 11/15/09 @ 100

Rhode Island Housing and Mortgage
Finance Corporation, Multi-Family
Housing Bonds, AMBAC Insured, AAA7/1/05 @ 102365,000367,307
6.15% due 7/1/2017S.F. 7/1/08 @ 100

Austin, Texas, Housing Finance
Corporation, Multifamily Housing
Revenue Refunding Bonds, Stassney
Woods Apartments Project, A4/1/04 @ 102210,000213,473
6.75% due 4/1/2019S.F. 4/1/11 @ 100

Guadalupe-Blanco River Authority,
Texas, Industrial Development
Corporation, Pollution Control Revenue
Bonds, E.I. du Pont de Nemours and AA-7/1/03 @ 103100,000102,860
Company Project, 6.35% due 7/1/2022

Harris County, Texas, Housing Finance
Corporation, Multifamily Housing Revenue
Bonds, Windsor Housing FoundationA6/1/05 @ 102500,000486,335
Project, 6.30% due 6/1/2025S.F. 6/1/07 @ 100

Matagorda County, Texas, Navigation,
District Number One, Pollution Control
Revenue Refunding Bonds, Central Power
and Light Company Project, A-7/1/03 @ 102200,000195,468
6.00% due 7/1/2028

Housing Authority of Salt Lake City,
Utah, Multifamily Housing Lease Revenue
Refunding Bonds, Housing Development
Corporation of Salt Lake City Project,A4/1/05 @ 101250,000239,180
6.125% due 4/1/2030S.F. 4/1/26 @ 100

Municipality of Metropolitan Seattle,
Washington, Sewer Refunding Bonds, AA-1/1/02 @ 102     250,000
  249,260
6.20% due 1/1/2032
$7,000,000$6,734,698

The accompanying Notes are an integral part of this Portfolio.
A-9



TAX EXEMPT SECURITIES TRUST
NEW JERSEY TRUST 123 - PORTFOLIO OF SECURITIES - April
30, 1996

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

The Jersey City Sewerage Authority,
Hudson County, New Jersey, Sewer Revenue
Refunding Bonds, FGIC Insured, AAA1/1/03 @ 100$275,000$223,349
4.50% due 1/1/2019S.F. 1/1/14 @ 100

The Housing Finance Corporation of the
City of Long Branch, Monmouth County,
New Jersey, Mortgage Revenue Refunding
Bonds, Section 8 Assisted Ocean ViewA2/1/05 @ 102250,000251,525
Towers Project, 6.25% due 2/1/2011S.F. 2/1/03 @ 100

New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Pascack Valley Hospital AssociationBBB+7/1/01 @ 102500,000511,600
Issue, 6.90% due 7/1/2021S.F. 7/1/12 @ 100

New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Chilton Memorial Hospital, A7/1/03 @ 102500,000434,245
5.00% due 7/1/2013S.F. 7/1/08 @ 100

New Jersey Housing and Mortgage Finance
Agency, Housing Revenue Refunding Bonds,
6.60% due 11/1/2014A+11/1/02 @ 102500,000513,725
S.F. 5/1/08 @ 100
6.70% due 11/1/2028A+11/1/02 @ 102100,000102,470
S.F. 5/1/15 @ 100

Rutgers, The State University, The
State University of New Jersey Revenue AA5/1/02 @
100125,000120,619
Refunding Bonds, 5.75% due 5/1/2018S.F. 5/1/14 @ 100

The Port Authority of New York and
New Jersey, Consolidated Bonds, AA-6/15/05 @ 101250,000241,300
5.75% due 6/15/2030

Puerto Rico Highway and Transportation
Authority, Highway Revenue Refunding
Bonds, 6.375% due 7/1/2008A7/1/02 @ 101 1/2325,000340,434
5.00% due 7/1/2022A7/1/03 @ 101 1/2      175,000      147,968

$3,000,000$2,887,235












The accompanying Notes are an integral part of this Portfolio.



TAX EXEMPT SECURITIES TRUST
PORTFOLIO OF SECURITIES - April 30, 1996
(Continued)




At April 30, 1996, the net unrealized market depreciation of all tax exempt bonds was comprised of the following:

NationalNew Jersey
Trust 208 Trust 123

Gross unrealized market appreciation$12,641$7,042
Gross unrealized market depreciation      (78,839)    (52,222)
Net unrealized market depreciation$(66,198)$(45,180)

NOTES TO PORTFOLIO OF SECURITIES:

(1)All Ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) which are by Moody's Investors Service.
The meaning of the applicable rating symbols is set forth in Part B, "Ratings".
(2)There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under "Tax Exempt
Securities Trust-Portfolio" in Part B.
(3)The market value of securities as of April 30, 1996 was determined by the Evaluator on the basis of bid prices for the securities at such date.

PROSPECTUS-PART B

Note: Part B of this Prospectus may not be distributed unless accompanied by Part A


TAX EXEMPT SECURITIES TRUST


For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each State Trust or Umbrella Series is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement (collectively, the "Trust Agreement"), dated the Date of Deposit, of Smith Barney Inc. as sponsor (the "Sponsor"), The Chase Manhattan Bank, as trustee (the "Trustee"), and Kenny S&P Evaluation Services, Inc., a business unit of J.J. Kenny Company, Inc., as evaluator (the "Evaluator"). On the Date of Deposit, the Sponsor deposited with the Trustee interest-bearing obligations (the "Bonds"), including contracts for the purchase of certain such obligations of a State for which such Trust is named herein (a "State Trust") and all other Trusts (hereinafter referred to as the "Umbrella Series") (such Bonds and Deposited Units being referred to herein collectively as the "Securities"). The Trustee thereafter delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each State Trust or Umbrella Series. The initial public offering of Units in each State Trust and Umbrella Series has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. References to multiple Trusts in Part B herein should be read as references to a single Trust if Part A indicates the creation of only one Trust. See "Rights of Unit Holders -- Redemption of Units -- Purchase by the Sponsor of Units Tendered for Redemption" and "Public Offering -- Market for Units."

Objectives

A tax-exempt unit investment trust provides many of the same benefits as individual bond purchases, while the Unit holder avoids the complexity of analyzing selecting and monitoring a multibond portfolio. The objectives of each State Trust and Umbrella Series are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is, of course, no guarantee that a State Trust's or Umbrella Series' objectives will be achieved since the payment of interest and the preservation of principal are dependent upon the continued ability of the issuers of the Bonds to meet such obligations.

Portfolio

The Sponsor's investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each State Trust and Umbrella Series: (1) all the Bonds deposited in a State Trust or an Umbrella Series are obligations of the State for which such State Trust is named or of the counties or municipalities of such State, territories or possessions of the United States, and authorities or political subdivisions thereof, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities given on the date of the original delivery of the Bonds, be exempt from Federal income tax under existing law and from state income taxes in the state for which such Trust is named in each case to the extent indicated in "Tax Exempt Securities Trust - Taxes", (2) the Bonds are diversified as to purpose of issue and location of issuer, except in the case of a State Trust is named to the extent described in Part C, (3) in the opinion of the Sponsor, the Bonds are fairly valued relative to other bonds of comparable quality and maturity and (4) the Bonds were chosen in part on the basis of their respective maturity dates and offer a degree of call protection. The rating of each issue is also set forth in Part A, "Portfolio of Securities." For a description of the meaning of the applicable rating symbols as published by Standard & Poor's, Moody's Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps"), see "Bond Ratings." It should be emphasized, however, that the ratings of Standard & Poor's, Moody's, Fitch and Duff & Phelps represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality.

References to State Trusts, in the following discussion, also relate to other Trusts comprising Umbrella Series.

The Bonds in the Portfolio of a State Trust were chosen in part on the basis of their respective maturity dates. The Bonds in each Trust will have a dollar-weighted portfolio maturity as designated in "Part A-Portfolio Summary as of Date of Deposit." The actual maturity date of each of the Bonds contained in a State Trust, which date may be earlier or later than the dollar-weighted average portfolio maturity of the Trust is indicated in Part A, "Portfolio of Securities". A sale or other disposition of a Bond by the Trust prior to the maturity of such Bond may be at a price which results in a loss to the State Trust or Umbrella Series. The inability of an issuer to pay the principal amount due upon the maturity of a Bond would result in a loss to the State Trust or Umbrella Series.

Additional Considerations Regarding the Trusts

Most of the Bonds in the Portfolio of a State Trust and Umbrella Series are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular State Trust and Umbrella Series described therein.) In general, a call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price, as it might be in periods of declining interest rates, than when such price valuation is less than the bond's call or redemption price. To the extent that a Bond was deposited in a State Trust and Umbrella Series at a price higher than the price at which it is redeemable, redemption will result in a loss of capital when compared with the original public offering price of the Units. Conversely, to the extent that a Bond was acquired at a price lower than the redemption price, redemption will result in an increase in capital when compared with the original public offering price of the Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be affected by such redemptions. Each Portfolio of Securities in Part A contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in a State Trust and Umbrella Series. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a State Trust and Umbrella Series will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

	The Portfolio of the State Trust and Umbrella Series may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds, even though at the time of the issuance of such Bonds the interest coupons thereon represented then prevailing interest rates on comparably rated Bonds then newly issued. Bonds selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus any ordinary income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

	As set forth under "Portfolio Summary as of Date of Deposit", the State Trust and Umbrella Series may contain or be concentrated in one or more of the classifications of Bonds referred to below. A State Trust and Umbrella Series is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular State Trust and Umbrella Series described therein.) An investment in Units of the State Trust and Umbrella Series should be made with an understanding of the risks that these investments may entail, certain of which are described below.

	General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

	As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and/or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

	In addition, certain of the Bonds in the State Trust and Umbrella Series may be obligations of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. Certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on ad valorem real property taxes, has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. It is not possible at this time to predict the final impact of such measures, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

	Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("issuers") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer under arrangements between the issuer and the corporate operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IDRs.

	IDRs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the corporate operator of a particular project have been assigned and pledged to the holders of the IDRs or a trustee for the benefit of the holders of the IDRs. In certain cases, a mortgage on the underlying project has been assigned to the holders of the IDRs or a trustee as additional security for the IDRs. In addition, IDRs are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. Regardless of the structure, payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers. However, certain of the IDRs in the Portfolio may be additionally insured or secured by letters of credit issued by banks or otherwise guaranteed or secured to cover amounts due on the IDRs in the event of default in payment by an issuer.

	Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

	A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

	The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.

	Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility.
 The Clinton Administration may impose regulations which could limit price increases for hospitals or the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New Jersey, have significantly changed their reimbursement systems.
If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenues unless replacement patients were found.

	Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that is considered confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of these bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

	The Internal Revenue Service has engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations and it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility bonds held by the State Trust and Umbrella Series will be affected by such audit proceedings.

	Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences.

	Housing obligations are not general obligations of the issuer although certain obligations may be supported to some degree by Federal, state or local housing subsidy programs. Budgetary constraints experienced by these programs as well as the failure by a state or local housing issuer to satisfy the qualifications required for coverage under these programs or any legal or administrative determinations that the coverage of these programs is not available to a housing issuer, probably will result in a decrease or elimination of subsidies available for payment of amounts due on the issuer's obligations. The ability of housing issuers to make debt service payments on their obligations will also be affected by various economic and non-economic developments including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims, employment and income conditions prevailing in local markets, increases in construction costs, taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations and economic trends generally in the localities in which the projects are situated. Occupancy of multi-family housing projects may also be adversely affected by high rent levels and income limitations imposed under Federal, state or local programs.

	All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool, and therefore the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Single-family issues are subject to mandatory redemption in whole or in part from prepayments on underlying mortgage loans; mortgage loans are frequently partially or completely prepaid prior to their final stated maturities as a result of events such as declining interest rates, sale of the mortgaged premises, default, condemnation or casualty loss. Multi-family issues are characterized by mandatory redemption at par upon the occurrence of monetary defaults or breaches of covenants by the project operator. Additionally, housing obligations are generally subject to mandatory partial redemption at par to the extent that proceeds from the sale of the obligations are not allocated within a stated period (which may be within a year of the date of issue). To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and, in any event, reduce the amount of income that would otherwise have been paid to Holders.

	The tax exemption for certain housing revenue bonds depends on qualification under Section 143 of the Internal Revenue Code of 1986, as amended (the "Code"), in the case of single family mortgage revenue bonds or
Section 142(a)(7) of the Code or other provisions of Federal law in the case of certain multi-family housing revenue bonds (including Section 8 assisted bonds). These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage revenue bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing revenue bonds. While the issuers of the bonds and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing revenue bonds, generally covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting the Holders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at reduced values. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration, its consent may be required before insurance proceeds would become payable to redeem the mortgage bonds.

	Power Facility Bonds. The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

	The demand for a utility's services is influenced by, among other factors, competition, weather conditions and economic conditions. Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.

	The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing "take or pay" provisions which require that they pay for natural gas even if natural gas is not taken by them. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

	The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units, (c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction,
(f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

	The National Energy Policy Act ("NEPA"), which became law in October, 1992, made it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

	There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry.
 In particular, on November 15, 1990, legislation was signed into law that substantially revised the Clean Air Act (the "1990 Amendments"). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ("EPA") was required to develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

	The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

	Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

	The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington, Oregon and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

	Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, failure or inability to raise user charges in response to increased costs, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. In some cases this ability may be affected by the continued availability of Federal and state financial assistance and of municipal bond insurance for future bond issues.

	University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, demographic trends, geographic location, geographic diversity and quality of the student body, quality of the faculty and the diversity of program offerings.

	Legislative or regulatory action in the future at the Federal, state or local level may directly or indirectly affect eligibility standards or reduce or eliminate the availability of funds for certain types of student loans or grant programs, including student aid, research grants and work-study programs, and may affect indirect assistance for education.

	Lease Rental Bonds. Lease rental bonds are issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings (administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Willingness to pay may be subject to changes in the views of citizens and government officials as to the essential nature of the finance project. Lease rental bonds are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states-rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions and reserve funds designed to alleviate this risk become important credit factors). In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate the necessary funds even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

	Capital Improvement Facility Bonds. The Portfolio of a State Trust and Umbrella Series may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency which bonds are secured by the proceeds of the sale of the bonds, proceeds from investments and the indebtedness of a local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

	Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. All of these factors may be affected by a failure of municipalities to fully utilize the facilities, an insufficient supply of waste for disposal due to economic or population decline, rising construction and maintenance costs, any delays in construction of facilities, lower-cost alternative modes of waste processing and changes in environmental regulations. Because of the relatively short history of this type of financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and, for incinerators or waste-to-energy facilities, the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste-to-energy facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities (see Power Facility Bonds above).

	Moral Obligation Bonds. The State Trust and Umbrella Series may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

	Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

	Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports (including airport terminals and maintenance facilities), bridges, marine terminals, turnpikes and port authorities. For example, the major portion of gross airport operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, facilities, service fees, concessions and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased aviation fuel costs, deregulation, traffic constraints, the recent recession and other factors. As a result, several airlines experienced severe financial difficulties. Several airlines including America West Airlines sought protection from their creditors under Chapter 11 of the Bankruptcy Code. In addition, other airlines such as Midway Airlines, Inc., Eastern Airlines, Inc. and Pan American Corporation have been liquidated. However, Northwest
Airlines, Continental Airlines and Trans World Airlines emerged from bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility.
 Furthermore, proposed Legislation would provide the U.S. Secretary of Transportation with the temporary authority to freeze airport fees upon the occurrence of disputes between a particular airport facility and the airlines utilizing that facility.

	Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

	Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax such as a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax due to a general decline in the local economy or population or due to a decline in the consumption, use or cost of the goods and services that are subject to taxation. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

	Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located ("project areas"). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

	Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include Federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax such as a sales tax or a property tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

	Convention Facility Bonds. The Portfolio of a State Trust and Umbrella Series may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

	Puerto Rico. The Portfolio may contain bonds of issuers which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which was also the source of 65% of Puerto Rico's imports. In fiscal 1995, Puerto Rico experienced a $4.6 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently in each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($22.5 billion in 1987 prices) and personal income per capita was $7,296 ($6,074 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1994 were $5.9 billion, of which $4.0 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1995 averaged 1,051,000, an increase of 4.0% over fiscal 1994. The unemployment rate in Puerto Rico for fiscal 1995 decreased from 16.0% to 13.8%. The Puerto Rico Planning Board's most recent gross product forecast for fiscal 1996, made in February 1995, showed an increase of 2.7%. The Planning Board's Economic Activity Index, a composite index for thirteen economic indicators, increased 2.7% for the first seven months of fiscal 1995 compared to the same period of fiscal 1994, which period showed an increase of 1.7% over the same period of fiscal 1993. During the first four months of fiscal 1996 the Index increased 1.8% compared to the same period of fiscal 1995, which period showed an increase of 2.7% over the same period of fiscal 1994. Growth in the Puerto Rico economy in fiscal 1996 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

	Insurance. Certain Bonds (the "Insured Bonds") may be insured or guaranteed by AMBAC Indemnity Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital Guaranty Insurance Company ("CGIC"), Capital Markets Assurance Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the rating agencies. In determining whether to insure bonds, the Insurance Companies severally apply their own standards. The cost of this insurance is borne either by the issuers or previous owners of the bonds or by the Sponsor.
 The insurance policies are non-cancellable and will continue in force so long as the Insured Bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on but do not guarantee the market value of the Insured Bonds or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or, except in the case of any portfolio insurance policies, cover redemptions resulting from events of taxability. If the issuer of any Insured Bond should fail to make an interest or principal payment, the insurance policies generally provide that the Trustee or its agent shall give notice of nonpayment to the Insurance Company or its agent and provide evidence of the Trustee's right to receive payment. The Insurance Company is then required to disburse the amount of the failed payment to the Trustee or its agent and is thereafter subrogated to the Trustee's right to receive payment from the issuer.

	The following are brief descriptions of certain of the insurance companies that may insure or guarantee certain Bonds. The financial information presented for each company has been determined on a statutory basis and is unaudited.

	AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,505,000,000 (unaudited) and statutory capital of approximately $1,384,000,000 (unaudited) as of June 30, 1996. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. AMBAC is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.

	AMBAC has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

	Asset Guaranty is a New York State insurance company licensed to write financial guarantee, credit, residual value and surety insurance. Asset Guaranty commenced operations in mid-1988 by providing reinsurance to several major monoline insurers. Asset Guaranty also issued limited amounts of primary financial guaranty insurance, but not in direct competition with the primary mono-line companies for which it acts as a reinsurer. The parent holding company of Asset Guaranty, Asset Guarantee Inc. (AGI), merged with Enhance Financial Services (EFS) in June, 1990 to form Enhance Financial Services Group Inc. (EFSG). The two main, 100%-owned subsidiaries of EFSG, Asset Guaranty and Enhance Reinsurance Company (ERC), share common management and physical resources. As of April 30, 1996 EFSG is 55.3% owned by the public, 30.2% owned by US West Inc., 8.9% by senior management and 5.6% by Swiss Reinsurance Company by senior management. Both ERC and Asset Guaranty are rated "AAA" for claims paying ability by Duff & Phelps. ERC is rated triple-A for claims-paying ability by both Standard & Poor's and Moody's. Asset Guaranty received a "AA" claims-paying-ability rating from Standard & Poor's during August 1993, but remains unrated by Moody's. As of March 31, 1996 Asset Guaranty had admitted assets of approximately $187,000,000 and policyholders' surplus of approximately $82,000,000.

	CAPMAC commenced operations in December 1987, as the second mono-line financial guaranty insurance company (after FSA) organized solely to insure non-municipal obligations. CAPMAC, a New York corporation, is a wholly-owned subsidiary of CAPMAC Holdings, Inc. (CHI), which was sold in 1992 by Citibank (New York State) to a group of 12 investors led by the following: Dillon Read's Saratoga Partners II; L.P. (Saratoga), an acquisition fund; Caprock Management, Inc., representing Rockefeller family interests; Citigrowth Fund, a Citicorp venture capital group; and CAPMAC senior management and staff. These groups control approximately 70% of the stock of CHI. CAPMAC had traditionally specialized in guaranteeing consumer loan and trade receivable asset-backed securities. Under the new ownership group CAPMAC intends to become involved in the municipal bond insurance business, as well as their traditional non-municipal business. As of March 31, 1995 CAPMAC's admitted assets were approximately $210,000,000 and its policyholders' surplus was approximately $138,000,000.

	FSA is a monoline insurance company incorporated in 1984 under the laws of the State of New York and is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

	FSA is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., US WEST Capital Corporation and Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA.

	Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitation. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota-share treaties and on a transaction-by-transaction base. Such reinsurance is utilized by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy. As of June 30, 1996, total shareholders equity of FSA and its wholly-owned subsidiaries was (unaudited) $785,072,000 and total unearned premium reserves was (unaudited) $351,180,000.

	Connie Lee, a stock insurance company incorporated in Wisconsin, is a wholly-owned subsidiary of College Construction Loan Insurance Association, a stockholder-owned District of Columbia Insurance holding company whose creation was authorized by the 1986 amendments to the Higher Education Act. The United States Department of Education and Student Loan Marketing Association are founding shareholders of College Construction Loan Insurance Association. As a federally authorized company, Connie Lee's structure and operational authorities are subject to revisions by amendments to the Higher Education Act or other federal enactments. CONNIE LEE IS NOT AN AGENCY OR INSTRUMENTALITY OF THE UNITED STATES GOVERNMENT, ALTHOUGH THE UNITED STATES GOVERNMENT IS A STOCKHOLDER OF COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION. THE OBLIGATIONS OF CONNIE LEE ARE NOT OBLIGATIONS OF THE UNITED STATES GOVERNMENT. As of June 30, 1996, its total admitted assets were approximately $219,098,333 (unaudited) and total policyholders' surplus was approximately $112,734,947 (unaudited), as reported to the Commissioner of Insurance of the State of Wisconsin.

	Financial Guaranty, a New York stock insurance company, is a wholly-owned subsidiary of FGIC Corporation which is wholly-owned by General Electric Capital Corporation. The investors in the FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984 and is currently authorized to provide insurance in 50 states and the District of Columbia. It files reports with state regulatory agencies and is subject to audit and review by those authorities. As of June 30, 1996, its total admitted assets were approximately $2,377,900,000 and its policyholders' surplus was approximately $1,069,597.

	MBIA is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. were originally Aetna Casualty and Surety Company, The Fund American Companies, Inc., subsidiaries of CIGNA Corporation and Credit Local de France, CAECL, S.A. These principal shareholders now own approximately 13% of the outstanding common stock of MBIA Inc., following a series of four public equity offerings over a five-year period. MBIA is domiciled in the State of New York and licensed to do business in, and subject to regulation under, the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. As of June 30, 1996, MBIA had admitted assets of approximately $4.2 billion (unaudited), total liabilities of approximately $2.8 billion (unaudited), and policyholders' surplus of approximately $1.4 billion (unaudited), prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1995, MBIA had admitted assets of approximately $3.8 billion (audited), total liabilities of approximately $2.5 billion (audited) and policyholders' surplus of approximately $1.3 billion (audited).

	Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders; approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters.
Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

	Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

	Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances, these developments may create new opportunities for business growth. All insurance companies write policies and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

	The above financial information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

	Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the State Trust and Umbrella Series. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

	Under the Federal Bankruptcy Act, a political subdivision or public agency or instrumentality of any state, including municipalities, may proceed to restructure or otherwise alter the terms of its obligations, including those of the type comprising the State Trust and Umbrella Series' Portfolio. The Sponsor are unable to predict what effect, if any, this legislation might have on the State Trust and Umbrella Series.

	From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. Holders are urged to consult their own tax advisers.

	Tax Exemption. In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular Federal income tax purposes (except in certain circumstances depending on the Holder) but may be subject to state and local taxes. As discussed under Taxes below, interest on some or all of the Bonds may become subject to regular Federal income tax, perhaps retroactively to their date of issuance, as a result of changes in Federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements.

	Moreover, the Internal Revenue Service is expanding its examination program with respect to tax-exempt bonds. The expanded examination program will consist of, among other measures, increased enforcement against abusive transactions, broader audit coverage (including the expected issuance of audit guidelines) and expanded compliance achieved by means of expected revisions to the tax-exempt bond information return forms. At this time, it is uncertain whether the tax exempt status of any of the Bonds would be affected by such proceedings, or whether such effect, if any, would be retroactive.

	In certain cases, a Bond may provide that if the interest on the Bond should ultimately be determined to be taxable, the Bond would become due and payable by its issuer, and, in addition, may provide that any related letter of credit or other security could be called upon if the issuer failed to satisfy all or part of its obligation. In other cases, however, a Bond may not provide for the acceleration or redemption of the Bond or a call upon the related letter of credit or other security upon a determination of taxability.
 In those cases in which a Bond does not provide for acceleration or redemption or in which both the issuer and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the Bond as a result of a determination of taxability, the Trustee would be obligated to sell the Bond and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, under certain circumstances Holders could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

	Potential purchasers of the Units of a State Trust or Umbrella Series should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Moreover, the California Trust, the Connecticut Trust, the Florida Trust, the Maryland Trust, the Massachusetts Trust, the Minnesota Trust, the Missouri Trust, the New Jersey Trust, the New York Trust, the North Carolina Trust, the Ohio Trust, the Pennsylvania Trust and the Texas Trust are subject to certain additional state risk factors. The Sponsor believe the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor have not independently verified this information, they have no reason to believe that such information is not correct in all material respects. Investments in a State Trust or an Umbrella Series containing State Trusts should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.


California Trust

	Beginning in the 1990-91 fiscal year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were severely affected. Job losses have been estimated to exceed 800,000 worst of any post-war recession and.

	The recession has seriously affected State tax revenues. It has also faced increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund--K-14 education (kindergarten through community college), health, welfare and corrections--growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. The State experienced a period of chronic budget imbalance, with expenditures exceeding revenues for four of the last six fiscal years. Revenues declined in 1990-91 over 1989-90, the first time since the 1930s. By June 30, 1993, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2.8 billion. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specific purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be less than $300 million. The accumulated budget deficit at June 30, 1994 was not retired by June 30, 1995 as planned. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly depleted the State's cash resources to pay as ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. At the end of its 1995-96 fiscal year, however, the State did not borrow moneys into the subsequent fiscal year.

	Since the severe recession, California's economy has been recovering. Employment has grown by over 500,000 in 1994 and 1995, and the prerecession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (accounting for approximately two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new unites issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

	Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and by next year, most of the restructuring in the finance and utilities industries should be nearly completed. As a result of these factors, average 1994 non-farm employment exceeded expectations and grew beyond 1993 levels.

	Many California counties continue to be under severe fiscal stress. Such stress has impacted smaller, rural counties and larger urban counties such as Los Angeles, and Orange County, which declared bankruptcy in 1994. Orange County has implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy.

	1994-95 Budget. The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution.
The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994 by June 30, 1996.

	The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the Federal Government to reimburse the State for the cost of incarcerating undocumented immigrants. The Legislature took no action on a proposal in the Governor s January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State current sales tax. The Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

	The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

1.	Reductions of approximately $1.1 billion in health and welfare programs.

2.	A General Fund increase of approximately $38 million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for the U.C. and the C.S.U will increase up to 10%.

3.	Proposition 98 funding for K-14 schools is increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

4.	Legislation enacted with the Budget Act clarifies laws passed in
1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented programs providing less moneys to schools if there were redevelopment agencies projects. The legislation bans this method of transfers. If all counties had implemented this method, General Fund aid to K12 schools would have increased by $300 million in each of the 1994-95 and 1995-96 Fiscal Years.

5.	The Budget Act provides funding for anticipated growth in the
State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life sentences for certain third-time felony offenders.

6.	Additional miscellaneous cuts ($500 million) and fund transfers
($255 million) totalling in the aggregate approximately $755 million.

	The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants would allow the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

	May 1995 reports by the Department of Finance indicated that General Fund revenues for the 1994-95 Fiscal Year exceeded projections, and expenditures were lower than projected due to slower than anticipated health/welfare caseload growth and school enrollments. The overall effect was to improve the budget by approximately $500 million, leaving an estimated deficit of about $630 million as of June 30, 1995.

	Department of Finance analysis of the 1994-95 Fiscal Year budget indicated that approximately $98 million was appropriated for the State to offset costs of incarcerating illegal immigrants, in contrast to the $356 million assumed for this purpose by the State's 1994-95 Budget Act. Approximately $33 million of these funds were estimated to be received by the State during the 1994-95 Fiscal Year, with the remainder to be received the following fiscal year. Departing from 1994-95 Fiscal Year assumptions, the federal budget contains $400 million in additional funding for refugee assistance and health costs. However, the Department of Finance did not expect that the State would continue its efforts to obtain all or a portion of these federal funds.

	1995-96 Budget.   The state began in 1995-96 Fiscal Year with
strengthening revenues based on an improving economy and the smallest nominal "budget gap" to be closed in many years.

	The 1995-96 Budget Act, signed by the Governor on August 3, 1995, projects General Fund revenues and transfers of $44.1 billion, about $2.2 billion higher than projected revenues in 1994-95. The Budget Act projects Special Fund revenues of $12.7 billion, an increase from $12.1 billion projected in 1994-95.

	The Department of Finances released updated projections for the 1995-96 fiscal year in May 1996, estimating that revenues and transfers to be $46.1 billion, approximately $2 billion over the original fiscal year estimate. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to budget new aid for illegal immigrant costs which had been counted on to allow reductions in costs.

	The principal features of the Budget Act were the following:

1.	Proposition 98 funding for schools and community colleges will increase by about $1 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million is appropriated to the 1994-95 Proposition 98 entitlement. A significant component of this amount is a block grant of about $54 per pupil for any one-time purposes. Per-pupil expenditures are projected to increase by another $126 in 1995-96 to $4,435. A full 2.7% cost of living allowance is funded for the first time in several years. The budget compromise anticipated a settlement of the CTA v. Gould litigation.

2.	Cuts in health and welfare costs totaling about $900 million, some of which would require federal legislative approval.

3.	A 3.5% increase in funding for the University of California ($90 million General Fund) and the California State University system ($24 million General Fund), with no increases in student fees.

4.	The updated Budget assumes receipt of $494 million in new federal aid for costs of illegal immigrants, in excess of federal government commitments.

5.	General Fund support for the Department of Corrections is
increased by about 8 per cent over 1994-95, reflecting estimates of increased prison population. This amount is less than was proposed in the 1995 Governor's Budget.

	1996-97 Budget.   The 1996-97 Budget Act was signed by the Governor on
July 15, 1996, and projected General Fund revenues and transfer of approximately $47.64 billion and General Fund expenditures of approximately $47.25 billion. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund) and the State has implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on or before June 30, 1997. The 1996-97 Budget Act appropriated a budget reserve in the Special Fund for Economic Uncertainties of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable
(cash) resources will be approximately $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

	The State Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on June 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision to the 1996-97 Budget, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

	The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.
 Special Fund expenditures are budgeted at $12.6 billion.

	The following are the principal features of the 1996-97 Budget Act:

	1.	Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 level periods. Almost half of this money was budgeted to fund class-size reduction in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded.
The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

	2.	Proposed cuts in health and welfare totaling $660 million.  All of these cuts require federal law changes (including welfare reform), federal waivers, or federal budget appropriations in order to be achieved. The 1996-
97 Budget Act assumes approval/action by October, 1996, with the savings to be achieved beginning in November, 1996. The 1996-97 Budget Act was based on continuation of previously approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State authorized cost of living increases. Part of the federal actions referred to above is approval to maintain reduced assistance levels in 1996-97. The Legislature did not approve the Governor's proposal for further cuts in these assistance levels.
The Budget Act does include some $92 million for a variety of preventive programs in health and social services areas such as the prevention of teenage pregnancy and domestic violence.

	3.	A 4.9 percent increase in funding for the University of California
($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

	4.	The 1996-97 Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

	5.	General Fund support for the Department of Corrections was
increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

	6.	With respect to aid to local governments, the principal new
programs included in the 1996-97 Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.
 The 1996-97 Budget Act also assumed that legislation will be adopted to revise the Trial Court Funding program, so that future increases in trial court costs will be funded by the State; this change will not have a significant impact in 1996-97.

	The 1996-97 Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

	THE FOREGOING DISCUSSION IS BASED ON OFFICIAL STATEMENTS AND OTHER INFORMATION PROVIDER BY THE STATE OF CALIFORNIA. THE STATE INDICATED THAT ITS DISCUSSION OF THE BUDGETARY INFORMATION WAS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

	State Appropriations Limit.   The State is subject to an annual
appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

	Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

	Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.1 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.

	A Sacramento County Superior Court in California Teachers' Association, et al. v Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiation leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case.
 The parties reached a conditional final settlement of the case in April, 1996. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred, and final approval by the court, which was pending in early July, 1996.

	The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools.
 Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The schools' share of the repayment will count as appropriations that count toward satisfying the Propositions 98 guarantee, or from "below" the current base. Repayments are to be spread over the eight-year period beginning 1994-95 through 2002-03. Once the Director of Finance certifies that a settlement has occurred, approximately $377 million in appropriations from the 1995-96 fiscal year to schools will be disbursed.

	Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time.
 If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

	State Indebtedness.   As of July 1, 1996, the State had over $18.20
billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $4.31 billion remained unissued as of July 1, 1996. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of July 1, 1996, the State had approximately $5.85 billion of outstanding Lease-Purchase Debt.

	In addition to the general obligation bonds, State agencies and authorities had approximately $20.77 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1996. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing health facilities and pollution control facilities.

	Litigation.   The State is a party to numerous legal proceedings.  In
addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to the State's method of taxation of certain businesses, challenges to certain vehicle license fees, and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve reimbursement to school districts for voluntary school desegregation and state mandated costs, challenges to Medi-Cal eligibility, recovery for flood damages, and liability for toxic waste cleanup. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

	Ratings. During 1996, the ratings of California's general obligation bonds was upgraded by the following rating agencies. Recently Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service. Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

	The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


Connecticut Trust

	The Sponsor believes the information summarized below describes some of the more significant aspects of the Connecticut Trust. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor have not independently verified this information, they no reason to believe that such information is not correct in all material respects.

	Potential purchasers of the Units of the Connecticut Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the State of Connecticut (the "State") or its municipalities or authorities, and realize the substantial risks associated with an investment in such Bonds.

	Connecticut's manufacturing industry has historically been of prime economic importance to Connecticut. The manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) dominant followed by fabricated metal products, non-electrical machinery and electrical machinery. From 1970 to 1994, however, there was a rise in employment in service-related industries. During this period, manufacturing employment declined 35.5%, while employment in non-agricultural establishments (including government) increased 66.3%, particularly in the service, trade and finance categories. In 1994, manufacturing accounted for only 18.5% of total non-agricultural employment in Connecticut. Defense-related business plays an important role in the Connecticut economy. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation. Reductions in defense spending have had a substantial adverse impact on Connecticut's economy. Moreover, the State's largest defense contractors have announced substantial labor force reductions scheduled to occur over the next four years.

	The annual average unemployment rate (seasonally adjusted) in Connecticut decreased from 6.9% in 1982 to a low of 3.0% in 1988 but rose to 6.6% in 1993, however, as of June 1995, it has decreased to 5.2%. These rates were lower than those recorded for the U.S. as a whole for the same periods, (as of June, 1995, the estimated rate of unemployment in Connecticut in connection on a seasonally adjusted basis was 5.2%, compared to only 5.6% for the United States as a whole), and in addition, pockets of significant unemployment and poverty exist in some of Connecticut's cities and towns.

	The State derives over seventy percent of its revenues from taxes imposed by the State. The major taxes have been the personal income tax (enacted in 1991), sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State.

	The State's General Fund budget for fiscal year 1986-87 (ending June 30) anticipated appropriations and revenues of approximately $4,300,000,000. The General Fund ended fiscal year 1986-87 with a surplus of $365,200,000. The General Fund budget for fiscal year 1987-88 anticipated appropriations and revenues of approximately $4,915,800,000. However, the General Fund ended fiscal year 1987-88 with a deficit of approximately $115.6 million. The
General Fund budget for fiscal year 1988-89 anticipated that General Fund expenditures of $5,551,000,000 and certain educational expenses of $206,700,000 not previously paid through the General Fund would be financed in part from surpluses of prior years and in part from higher tax revenues projected to result from tax laws in effect for fiscal year 1987-88 and stricter enforcement thereof; a substantial deficit was projected during the third quarter of fiscal year 1988-89, but, largely because of tax law changes that took effect before the end of the fiscal year, the deficit was kept to $28,000,000. The General Fund budget for fiscal year 1989-90 anticipated appropriations of approximately $6,224,500,000 and, by virtue of tax increases enacted to take effect generally at the beginning of the fiscal year, revenues slightly exceeded such amount. However, largely because of tax revenue shortfalls, the General Fund ended fiscal year 1989-90 with a deficit for the year of $259,000,000, wiping out reserves for such events built up in prior years. The General Fund ended fiscal year 1990-91 with a deficit of $809,000,000, primarily because of significant declines in tax revenues and unanticipated expenditures reflective of economic adversity.

	A General Fund budget was not enacted for fiscal year 1991-92 until August 22, 1991. This budget anticipated General Fund expenditures of $ 7,007,861,328 and revenues of $ 7,426,390,000. Anticipated decreases in revenues resulting from a 25% reduction in the sales tax rate effective October 1, 1991, the repeal of the taxes on the capital gains and interest and dividend income of resident individuals for years starting after 1991, and the phase-out of the corporation business tax surcharge over two years commencing with years starting after 1991 were expected to be more than offset by a new general income tax imposed at effective rates not to exceed 4.5% on the Connecticut taxable income of resident and non-resident individuals, trusts and estates. The Comptroller's annual report for fiscal year 1991-92 reflected a General Fund operating surplus of $110,000,000. A General Fund budget for fiscal year 1992-93 anticipated General Fund expenditures of $7,372,062,859 and revenues of $7,372,210,000 and the General Fund ended fiscal year 1992-93 with an operating surplus of $113,500,000. Balanced General Fund budgets for the biennium ending June 30, 1995, have been adopted appropriating expenditures of $7,828,900,000 for fiscal year 1993-94 and $8,266,000,000 for fiscal year 1994-95.

	The adopted budget for fiscal 1995-96 anticipates General Fund revenues of $8,837.0 million and General Fund expenditures of $8,836.8 million resulting in a projected surplus of $0.2 million. For fiscal 1996-97, the adopted budget anticipates General Fund revenues of $9,158.0 million and General Fund expenditures of $9,157.8 million resulting in a projected surplus of $0.2 million.

	The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of September 15, 1995, there was a total legislatively authorized bond indebtedness of $10,379,052,000, of which $9,047,076,000 had been approved for issuance by the State Bond Commission and $7,604,295,000 had been issued.

	To fund operating cash requirements, prior to fiscal year 1991-92 the State borrowed up to $750,000,000 pursuant to authorization to issue commercial paper, and on July 29, 1991, it issued $200,000,000 General Obligation Temporary Notes, none of which temporary borrowing were outstanding as of July 1, 1993. To fund the cumulative General Fund deficit for fiscal years 1989-90 and 1990-91, the legislation enacted August 22, 1991, authorized the State Treasurer to issue Economic Recovery Notes up to the aggregate amount of such deficit, which must be payable no later than June 30, 1996; at least $50,000,000 of such Notes, but no more than a cap amount, is to be retired each fiscal year commencing with fiscal year 1991-92, and any unappropriated surplus up to $205,000,000 in the General Fund at the end of each of the three fiscal years commencing with fiscal year 1991-92 must be applied to retire such Notes as may remain outstanding at those times. On September 25, 1991 and October 24, 1991, the State issued $640,710,000 and $325,002,000, respectively, of such Economic Recovery Notes, of which $555,610,000 were outstanding as of November 1, 1994.

	To meet the need for reconstructing, repairing, rehabilitating, and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts and licenses, permit and fee revenues pledged therefor and deposited in the special transportation fund. The twelve-year cost of the infrastructure program which began in 1984, to be met from federal, state and local funds, is currently estimated at $9.5 billion. To finance a portion of the State's share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

	As of November 1, 1994, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

	The State, its officers and employees are defendants in numerous lawsuits. According to the Attorney General's Office, an adverse decision in any of the cases which are summarized herein could materially affect the State's financial position: (i) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (ii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iii) litigation challenging the State's method of financing elementary and secondary public schools on the ground that it denies equal access to education; (iv) an action in which two retarded persons seek placement outside a State hospital, new programs and damages on behalf of themselves and all mentally retarded patients at the hospital; (v) litigation involving claims for refunds of taxes by several cable television companies; (vi) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (vii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a basis more favorable to them; (viii) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ix) two actions for monetary damages brought by a former patient at a state mental hospital stemming from an attempted suicide that left her brain-damaged; (x) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals and (xi) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs; and (xiii) an action by inmates of the Department of Correction seeking damages and injunctive relief with respect to alleged violations of statutory and constitutional rights as a result of the monitoring and recording of their telephones from the State's correctional institutions. In addition, a number of corporate taxpayers have filed refund requests for corporation business tax asserting that interest on federal obligations may not be included in the measure of that tax, alleging that to do so violates federal law because interest on certain State of Connecticut obligations is not included in the measure of the tax.

	As a result of the State's budget problems, the ratings of its general obligation bonds were reduced by Standard & Poor's from AA+ to AA on March 29, 1990, and by Moody's from Aa1 to Aa on April 9, 1990. Moreover, because of these problems, on February 5, 1991, Standard & Poor's placed the State's general obligation bonds and certain other obligations that depend in part on the creditworthiness of the State on CreditWatch with negative implications. On March 7, 1991, Moody's downgraded its ratings of the revenue bonds of four Connecticut hospitals because of the effects of the State's restrictive controlled reimbursement environment under which they have been operating. On September 13, 1991 the ratings of the State's general obligation bonds and certain other obligations were lowered by Standard & Poor's from AA to AA- and removed from CreditWatch.

	General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991; the State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.


Florida Trust

	In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then an as of April 1, 1993, ranks fourth with an estimated population of 13.5 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 292,988 new residents a year from 1983 through 1993. The U.S. average population increase since 1982 is about 1% annually, while Florida's average annual rate of increase is about 2.5%. Florida continues to be the fastest growing of the ten largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%.
 This share is not expected to change appreciably into the twenty-first century.

	The State's personal income has been growing strongly the last several years and has generally out performed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 70's the State's economy has diversified so as to provide greater insulation from national economic downturns. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1985 through 1994, the State's real per capita income rose an average 5.1% a year, while the national real per capita income increased at an average 5.0%.

	Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1994 was 61.5% of total personal income, while a similar figure for the nation for 1990 was 72.6%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

	The State's per capita personal income in 1994 of $21,677 was slightly above the national average of $21,809 and significantly ahead of that for the southeast United States, which was $19,649. Real personal income in the State is estimated to increase 4.7% in 1995-96 and 3.8% in 1996-97. The Florida economy appears to be performing in line with the US economy and is expected to experience steady if unspectacular growth.

	Since 1980, the State's job creation rate is well over twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states and second only to California in the absolute number of new jobs created. Contributing to the State's rapid rate of growth in employment and income is international trade. In addition, since 1980, the State's unemployment rate has generally tracked below that of the Nation's unemployment rate. However, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The average rate in Florida since 1985 has been 6.3% while the national average is 6.4%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together the "Organization") the State's unemployment rate was 5.4% during 1995. As of November 1995, the Organization estimates that the unemployment rate will be 5.9% for 1996-97 and 5.9% in 1997-98.

	The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 3.1% in 1995-96 and rise 2.8% in 1996-97.
Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 5.6% in 1995-96, while growing 4.9% in 1995-96. Trade is expected to expand 3.1% in 1996 and 2.5% in 1997. The service sector is now the State's largest employment category.

	Construction. The State's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. The State is still somewhat at the mercy of the construction and construction related manufacturing industries. For example, in 1980, total contract construction employment as a share of total non-farm employment was just over 7%, and in 1995, the share had edged downward to 5%. This trend is expected to continue as the State's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1995 while the State's population is 5.4% of the U.S. total population. Florida's housing starts since 1985, have averaged 148,500 a year.

	A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 230,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction in the State.

	Single and multi-family housing starts in 1995-96 are projected to reach a combined level of 117,500, decreasing to 108,900 next year. Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above.

	The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will continue throughout the 1990's in which case there could be an adverse impact on the State's economy through the loss of construction and construction related manufacturing jobs. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow.

	Tourism. Tourism is one of State's most important industries. Approximately 40.7 million tourists visited the State in 1995, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1995 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive slightly more by air than car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality.

	Revenues and Expenses. Estimated fiscal year 1995-96 General Revenue plus Working Capital funds available to the State total $15,311.3 million, a 3.3% increase over 1994-95. Of the total General Revenue plus Working Capital funds available to the State, $14,538.8 million of that is Estimated Revenues (excluding the Andrew impact) which represents an increase of 6.5% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $14,808.2 million, unencumbered reserves at the end of 1995-96 are estimated at $325.1 million. Estimated, fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available total $15,997.6 million, a 4.5% increase over 1994-95. The $15,269.4 million in Estimated Revenues represents an increase of 5.0% over the previous year's Estimated Revenues.

	In fiscal year 1994-95, approximately 66% of the State's total direct revenue to its three operating funds were derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 6%, 7%, 4% and 4%, respectively, of total General Revenue Funds available during fiscal 1994-95. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 32%, and 12%, respectively, of total expenditures from the General Revenue Fund.

	The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers. In addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1995, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $10,672.0 million, an increase of 6.0% over fiscal year 1993-1994.

	The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

	The State imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $437.3 million in fiscal year ending June 30, 1995. Alcoholic beverage tax receipts decreased 1.0% from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

	The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1995, receipts from this source were $1,063.5 million, and increase of 1.5% from fiscal year 1993-94.

	The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, an 11.4% decrease from the previous fiscal year. Beginning in fiscal year 1995-96, 62.63% of these taxes are to be deposited to the General Revenue Fund.

	The State imposes a gross receipts tax on electric, natural gas and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year, 1993-94, down 15% from the previous year. Currently, 60% of this amount is transferred to the General Revenue Fund.

	The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles, not secured by alien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1994-95, total intangible personal property tax collections were $818.0 million, a 2.1% decrease over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

	The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0% for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totalled $2.19 billion, providing education with approximately $853.2 million.

	Debt-Balanced Budget Requirement. At the end of fiscal 1995, approximately $6.83 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1995, the State issued about $0.76 billion in principal amount of full faith and credit bonds.

	The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance form currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

	Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a immaterial adverse affect on the State's financial position.

	The State maintains a rating of Aa, AA and AA from Moody's Investors Service, Standard & Poors Corporation and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenues source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular conditions or that particular Bonds purchased by the Trust will not be adversely affected by any such changes.

	The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.


Maryland Trust

The Public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The State issues general obligation bonds for capital improvements and for various State projects, to the payment of which the State ad valorem property tax is exclusively pledged. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General obligation bonds of the State are authorized and issued primarily to provide funds for State-owned capital improvements, including institutions of higher learning, and the construction of locally owned public schools. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, to provide funds for repayable loans or outright grants to private, non-profit cultural or educational institutions, and to fund certain loan and grant programs.

The Maryland Constitution prohibits the contracting of State debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State.
 The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the Board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

In the opinion of counsel, the courts of Maryland have jurisdiction to entertain proceedings and power to grant mandatory injunctive relief to (i) require the Governor to include in the annual budget a sufficient appropriation to pay all general obligation bond debt service for the ensuing fiscal year; (ii) prohibit the General Assembly from taking action to reduce any such appropriation below the level required for that debt service; (iii) require the Board of Public Works to fix and collect a tax on all property in the State subject to assessment for State tax purposes at a rate and in an amount sufficient to make such payments to the extent that adequate funds are not provided in the annual budget; and (iv) provide such other relief as might be necessary to enforce the collection of such taxes and payment of the proceeds of the tax collection to the holders of general obligation bonds, pari passu, subject to the inherent constitutional limitations referred to below.

It is also the opinion of counsel that, while the mandatory injunctive remedies would be available and while the general obligation bonds of the State are entitled to constitutional protection against the impairment of the obligation of contracts, such constitutional protection and the enforcement of such remedies would not be absolute. Enforcement of a claim for payment of the principal of or interest on the bonds could be subject to the provisions of any statutes that may be constitutionally enacted by the United States Congress or the Maryland General Assembly extending the time for payment or imposing other constraints upon enforcement.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the next ensuing fiscal year.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts.
Holders of such bonds are not entitled to look to other sources for payment.

	The Maryland Department of Transportation also issues its bonds to provide financing of local road construction and various other county transportation projects and facilities. Debt service on these bonds is payable from the subdivisions' share of highway user revenues held to their credit in a special State fund. On November 9, 1994, the Maryland Transportation Authority issued $162.6 million of special obligation revenue bonds to fund projects at the Baltimore/Washington International Airport secured by revenues from the passenger facility charges received by the Maryland Aviation Administration and from the general account balance of the Transportation Authority. As of March 31, 1996, $397.6 million of the Transportation Authority's revenue bonds were outstanding.

	The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Authority issued under and secured by a trust agreement between the Authority and a corporate trustee.

	Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, and the Maryland Food Center Authority have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

	Under a Comprehensive Plan of Financing, as amended, of the Maryland Stadium Authority, the Authority is authorized to finance the acquisition and construction of sports facilities at a site within the City of Baltimore. Currently, the Stadium Authority operates Oriole Park at Camden Yards which opened in 1992. The Authority's financings are lease-backed revenue obligations, payment of which is secured by, among other things, an assignment of revenues to be received under a lease of the sports facilities from the Authority to the State of Maryland; rental payments due from the State under that lease will be subject to annual appropriation by the Maryland General Assembly.

	In October 1995, the Stadium Authority and the Baltimore Ravens (formally known as the Cleveland Browns) executed a Memorandum of Agreement which commits the Ravens to occupy a to be constructed football stadium in Baltimore City. The Agreement was approved by the Board of Public Works and constitutes a "long-term lease with a National Footbal League team" as required by statute for the issuance of Stadium Authority bonds. The Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources will be used to pay project design and construction expenses of approximately $200 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State.

	The Water Quality Revolving Loan Fund is administered by the Water Quality Financing Administration in the Department of the Environment. The Fund may be used to provide loans, subsidies and other forms of financial assistance to local government units for wastewater treatment projects as contemplated by the 1987 amendments to the Federal Water Pollution Control Act. The Administration is authorized to issue bonds secured by revenues of the Fund, including loan repayments, federal capitalization grants, and matching State grants.

	The University of Maryland System, Morgan State University, and St. Mary's College of Maryland are authorized to issue revenue bonds for the purpose of financing academic and auxiliary facilities. Auxiliary facilities are any facilities that furnish a service to students, faculty, or staff, and that generate income. Auxiliary facilities include housing, eating, recreational, campus, infirmary, parking, athletic, student union or activity, research laboratory, testing, and any related facilities.

	On August 7, 1989, the Governor issued an Executive Order assigning to the Department of Budget and Fiscal Planning responsibility to review certain proposed issuances of revenue and enterprise debt other than private activity bonds. The Executive Order also provides that the Governor may establish a ceiling of such debt to be issued during the fiscal year, which ceiling may be amended by the Governor.

	Although the State has authority to make short-term borrowing in anticipation of taxes and other receipts up to a maximum of $100 million, in the past it has not issued short-term tax anticipation and bond anticipation notes or made any other similar short-term borrowing. However, the State has recently issued certain obligations in the nature of bond anticipation notes for the purpose of assisting several savings and loan associations in qualifying for Federal insurance and in connection with the assumption by a bank of the deposit liabilities of an insolvent savings and loan association.

	The State has financed the construction and acquisition of various facilities through unconditional purchase, sale-leaseback, and similar transactions. By statute, all of the lease payments under these arrangements are subject to an annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

	Local Subdivision Debt. The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

	In the opinion of counsel, the issuer may be sued in the event that it fails to perform its obligations under the general obligation debt to the holders of the debt, and any judgments resulting from such suits would be enforceable against the issuer. Nevertheless, a holder of the debt who has obtained any such judgment may be required to seek additional relief to compel the issuer to levy and collect such taxes as may be necessary to provide the funds from which a judgment may be paid. Although there is no Maryland law on this point, it is the opinion of counsel that the appropriate courts of Maryland have jurisdiction to entertain proceedings and power to grant additional relief, such as mandatory injunction, if necessary, to enforce the levy and collection of such taxes and payment of the proceeds of the collection of the taxes to the holders of general obligation debt, pari passu, subject to the same constitutional limitations on enforcement, as described above, as apply to the enforcement of judgments against the State.

	Local subdivisions, including counties and municipal corporations, are also authorized by law to issue special and limited obligation debt for certain purposes other than general governmental purposes. The source of payment of that debt is limited to certain revenues of the issuer derived from commercial activities operated by the issuer, payments made with respect to certain facilities or loans, and any funds pledged for the benefit of the holders of the debt. That special and limited obligation debt does not constitute a debt of the State, the issuer or any other political subdivision of either within the meaning of any constitutional or statutory limitation. Neither the State nor the issuer or any other political subdivision of either is obligated to pay the debt or interest on the debt except from the revenues of the issuer specifically pledged to the payment of the debt. Neither the faith and credit nor the taxing power of the State, the issuer or any other political subdivision of either is pledged to the payment of the debt. The issuance of the debt is not directly or indirectly or contingently an obligation, moral or other, of the State, the issuer or any other political subdivision of either to levy any tax for its payment.

	Washington Suburban Sanitary District Debt. The Washington Suburban Sanitary District operates as a public corporation of the State to provide, as authorized, water, sewerage and drainage systems, including water supply, sewage disposal, and storm water drainage facilities for Montgomery County, Maryland and Prince George's County, Maryland. For the purpose of paying the principal of and interest on bonds of the District, Maryland law provides for the levy, annually, against all the assessable property within the District by the County Council of Montgomery County and the County Council of Prince Georges County of ad valorem taxes sufficient to pay such principal and interest when due and payable.

	Storm water drainage bonds for specific projects are payable from ad valorem tax upon all of the property assessed for county tax purposes within the portion of the District situated in the county in which the storm water project was, or is to be, constructed. Storm water drainage bonds of the District are also guaranteed by such county, which guaranty operates as a pledge of the full faith and credit of the county to the payment of the bonds and obligates the county council to the extent that the tax revenues referred to above and any other money available or to become available are inadequate to provide the funds necessary to pay the principal of and the interest on the bonds, to levy upon all property subject to taxation within the county ad valorem taxes in rate and in amount sufficient to make up any such deficiency.

	Substantially all of the debt service on the bonds, except storm water drainage bonds, is being paid from revenues derived by the District from water consumption charges, from foot benefit charges, and sewage usage charges. Notwithstanding the payment of principal of and interest on those bonds from those charges, the underlying security of all bonds of the District is the levy of ad valorem taxes on the assessable property as stated above.

	Special Authority Debt. The State and local governments have created several special authorities with the power to issue debt on behalf or the State of local government for specific purposes, such as providing facilities for non-profit health care and higher educational institutions, facilities for the disposal of solid waste, funds to finance single family and low-to-moderate income housing, and similar purposes. The Maryland Health and Higher Educational Facilities Authority, the Northeast Maryland Waste Disposal Authority, the Housing Opportunities Commission of Montgomery County, and the Housing Authority of Prince Georges County are some of the special authorities which have issued and have outstanding debt of this type.

	The debts of the authorities issuing debt on behalf of the State and the local governments are limited obligations of the authorities payable solely from and secured by a pledge of the revenues derived from the facilities or loans financed with the proceeds of the debt and from any other funds and receipts pledged under an indenture with a corporate trustee. The debt does not constitute a debt, liability or pledge of the faith and credit of the State or of any political subdivision or of the authorities. Neither the State nor any political subdivision thereof nor the authorities shall be obligated to pay the debt or the interest on the debt except from such revenues, funds and receipts. Neither the faith and credit nor the taxing power of the State or of any political subdivision of the State or the authorities is pledged to the payment of the principal of or the interest on such debt. The issuance of the debt is not directly or indirectly an obligation, moral or other, of the State or of any political subdivision of the State or of the authority to levy or to pledge any form of taxation whatsoever, or to make any appropriation, for their payment. The authorities have no taxing power.

	Hospital Bonds. The rates charged by non-governmental Maryland hospitals are subject to review and approval by the Maryland Health Services Cost Review Commission. Maryland hospitals subject to regulation by the Commission are not permitted to charge for services at rates other than those established by the Commission. In addition, the Commission is required to permit any nonprofit institution subject to its jurisdiction to charge reasonable rates which will permit the institution to provide, on a solvent basis, effective and efficient service in the public interest.

	Under an agreement between Medicare and the Commission, Medicare agrees to pay Maryland hospitals on the basis of Commission-approved rates, less a 6% differential. Under this so-called "Medicare Waiver", Maryland hospitals are exempt from the Medicare Prospective Payment System which pays hospitals fixed amounts for specific services based upon patient diagnosis. No assurance can be given that Maryland will continue to meet any current or future tests for the continuation of the Medicare Waiver.

	In setting hospital rates, the Commission takes into account each hospital's budgeted volume of services and cash financial requirements for the succeeding year. It then establishes the rates of the hospital for the succeeding year based upon the projected volume and those financial requirements of the institution which the Commission has deemed to be reasonable. Financial requirements allowable for inclusion in rates generally include budgeted operating costs, a "capital facilities allowance", other financial considerations (such as charity care and bad debts) and discounts allowed certain payers for prompt payment. Variations from projected volumes of services are reflected in the rates for the succeeding year. The Commission, on a selective basis by the application of established review criteria, grants Maryland hospitals increases in rates to compensate for inflation experienced by hospitals and for other factors beyond the hospitals' control.

	Regulations of the Commission provide that overcharges will in certain circumstances be deducted from prospective rates. Similarly, undercharges will in certain circumstances not be recoverable through prospective rates.

	The Commission has entered into agreements with certain hospitals to adjust rates in accordance with a prospectively approved, guaranteed inpatient revenue per admission program. Those agreements are in addition to the rate adjustment methodology discussed above. Under the program, a hospital's revenue per admission is compared to the revenue per admission, as adjusted, for a base year. Variations from the adjusted base year revenues per admission are added or deducted, as the case may be, from the hospital's gross revenue and rates for the following year.

	There can be no assurance that the Commission will continue to utilize its present rate-setting methodology or approve rates which will be sufficient to ensure payment on an individual hospital's obligations. Future actions by the Commissions or the loss of the Medicare Waiver may adversely affect the operations of individual hospitals.


Massachusetts Trust

	The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the recent past undergone serious financial difficulties which have adversely affected and, to some degree, continue to adversely affect their credit standing. These financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding bonds issued by the Commonwealth or its public authorities or municipalities, including the Bonds deposited in the Trust. The following description highlights some of the more significant financial problems of the Commonwealth and the steps taken to strengthen its financial condition.

	The effect of the factors discussed below upon the ability of Massachusetts issuers to pay interest and principal on their obligations remains unclear and in any event may depend on whether the obligation is a general or revenue obligation bond (revenue obligation bonds being payable from specific sources and therefore generally less affected by such factors) and on what type of security is provided for the bond. In order to constrain future debt service costs, the Executive Office for Administration and Finance established in November, 1988 an annual fiscal year limit on capital spending of $925 million, effective fiscal 1990. In January, 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth (excluding the Fiscal Recovery Bonds discussed below). It should also be noted that Chapter 62F of the Massachusetts General Laws establishes a state tax revenue growth limit and does not exclude principal and interest due on Massachusetts debt obligations from the scope of the limit. It is possible that other measures affecting the taxing or spending authority of Massachusetts or its political subdivisions may be approved or enacted in the future.

	The Commonwealth has waived its sovereign immunity and consented to be sued under contractual obligations including bonds and notes issued by it. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

	Cities and Towns. During recent years limitations were placed on the taxing authority of certain Massachusetts governmental entities that may impair the ability of the issuers of some of the Bonds in the Massachusetts Trust to maintain debt service on their obligations. Proposition 2.5, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns. As a result, between fiscal 1981 and fiscal 1989, the aggregate property tax levy declined in real terms by 15.6%.

	Since Proposition 2.5 did not provide for any new state or local taxes to replace the lost revenues, in lieu of substantial cuts in local services, the Commonwealth began to increase local aid expenditures. In 1981 constant dollars, total direct local aid expenditures increased by 58.5% between fiscal years 1981 and 1989, or 5.9% per year. During the same period, the total of all other local revenue sources declined by 5.87% or 0.75% per year. Despite the substantial increases in local aid from fiscal 1981 to fiscal 1989, local spending increased at an average rate of 1% per year in real terms. Direct local aid for fiscal 1987, 1988, and 1989 was $2.601 billion, $2.769 billion, and $2.961 billion, respectively. Direct local aid declined in the three subsequent years to $2.937 billion in fiscal 1990, $2.608 billion in 1991 and $2.328 billion in 1992 and increased to $2.547 billion in 1993. It is estimated that fiscal 1994 expenditures for direct local aid will be $2.737 billion, which is an increase of approximately 7.5% above the fiscal 1993 level. The additional amount of indirect local aid provided over and above the direct local aid is estimated to have been $1.313 billion in fiscal 1991, $1.265 billion in fiscal 1992 and $1.717 billion in fiscal 1993 and is estimated to be approximately $1.717 billion in fiscal 1994.

	Many communities have responded to the limitations imposed by Proposition 2.5 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991, when 182 communities attempted votes on one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) and 100 passed at least one question, adding $58.5 million of their levy limits. In fiscal 1992, 67 of 143 communities had successful votes totalling $31.0 million. In fiscal 1993, 59 communities attempted a vote; two-thirds of them
(56) passed questions aggregating $16.3 million. In fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits and in fiscal 1995, 32 communities added $8.8 million. Although proposition 2.5 will continue to constrain local property tax revenues, significant capacity exists overrides in nearly all cities and towns.

	A statewide voter initiative petition which would effectively mandate that, commencing with fiscal 1992, no less than 40% of receipts from personal income taxes, sales and use taxes, corporate excise taxes and lottery fund proceeds be distributed to certain cities and towns in local aid was approved in the general election held November 6, 1990. Pursuant to this petition, the local aid distribution to each city or town was to equal no less than 100% of the total local aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels were to be based on new formulas that would replace the current local aide distribution formulas. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct local aid. However, local aid payments explicitly remain subject to annual appropriation, and fiscal 1992 and fiscal 1993 appropriations for local aid did not meet, and fiscal 1994 appropriations for local aid do not meet, the levels set forth in the initiative law.

	Pension Liabilities. The Commonwealth had funded its two pension systems on essentially a pay-as-you-go basis. The funding schedule is based on actuarial valuations of the two pension systems as of January 1. 1990, at which time the unfunded accrued liability for such systems operated by the Commonwealth (and including provision for Boston teachers) totalled $8.865 billion. The unfunded liability for the Commonwealth related to cost of living increases for local retirement systems was estimated to be an additional $2.004 billion as of January 1, 1990. An actuarial valuation as of January 1, 1993 shows that, as of such date, the total unfunded actuarial liability for such systems, including cost-of-living allowances, was approximately $9.651 billion.

	The amount in the Commonwealth's pension reserve, established to address the unfunded liabilities of the two state systems, has increased significantly in recent years due to substantial appropriations and changes in law relating to investment of retirement system assets. Total appropriations and transfers to the reserve in fiscal years 1985, 1986, 1987 and 1988 amounted to approximately $680 million. Comprehensive pension legislation approved in January 1988 committed the Commonwealth, beginning in fiscal 1989, to normal cost funding of its pension obligations and to a 40-year amortization schedule for its unfunded pension liabilities. Total pension costs increased from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Pension funding is estimated to be $951.0 million, $959.9 million, $1.007 billion, $1.061 billion and $1.128 billion, for the fiscal years 1994, 1995, 1996, 1997 and 1998, respectively. As of December 31, 1994, the Commonwealth's pension reserves had grown to approximately $4.925 billion.

	State Budget and Revenues. The Commonwealth's Constitution requires, in effect, that its budget be balanced each year. The Commonwealth's fiscal year ends June 30. The General Fund is the Commonwealth's primary operating fund;
it also functions as a residuary fund to receive otherwise unallocated revenues and to provide monies for transfers to other funds as required. The condition of the General Fund is generally regarded as the principal indication of whether the Commonwealth's operating revenues and expenses are in balance; the other principal operating funds (the Local Aid Fund and the Highway Fund) are customarily funded to at least a zero balance.

	Limitations on Commonwealth tax revenues have been established by enacted legislation and by public approval of an initiative petition which has become law. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition does not exclude debt service on the Commonwealth's notes and bonds from the limits. State tax revenues in fiscal 1988 through fiscal 1993 were lower than the limits. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1994.

	Budgeted expenditures for fiscal 1989 totalled approximately $12.643 billion. Budgeted revenues totalled approximately $11.970 billion, approximately $672.5 million less than total expenditures. Under the budgetary basis of accounting, after taking account of certain fund balances, fiscal 1989 ended with a deficit of $319.3 million. Under the GAAP basis of accounting, excluding fiduciary accounts and enterprise funds, the Commonwealth ended fiscal 1989 with a deficit of $946.2 million. This deficit reflected an operating gain in the capital projects funds due to the additional borrowing to reduce prior year deficits. If the capital project funds are excluded, the Comptroller calculated a GAAP deficit of $1.002 billion in fiscal 1989.

	Fiscal 1989 tax revenues were adversely affected by the economic slowdown that began in mid-1988. In June, 1988, the fiscal 1989 tax revenue estimate was for 10.9% growth over fiscal 1988. Fiscal 1989 ended with actual tax revenue growth of 6.5%.

	The fiscal 1989 budgetary deficit caused a cash deficit in the Commonwealth operating accounts on June 30, 1989 in the amount of approximately $450 million. The State Treasurer was forced to defer until early July certain fiscal 1989 expenditures including the payment of approximately $305 million in local aid due June 30, and with legislative authorization, issued temporary notes in July in the amount of $1.1 billion to pay fiscal 1989 and fiscal 1990 costs.

	Fiscal year 1990 resulted in total expenditures of approximately $13.260 billion. Budgeted revenues and other services for fiscal 1990 were approximately $12.008 billion. Tax revenues for fiscal 1990 were approximately $8.517 billion, a decrease of approximately $314 million or 3.6% from fiscal 1989. The Commonwealth suffered an operating loss of approximately $1.25 billion and ended fiscal 1990 with a budgetary deficit of $1.104 billion. The Commonwealth had a cash surplus of $99.2 million on June 30, 1990 as a result of deferring until fiscal 1991 the payment of approximately $1.26 billion of local aid due June 30, 1990.

	On July 28, 1990, the legislature enacted Chapter 151 which provides, among other matters, for the Commonwealth Fiscal Recovery Loan Act of 1990 and grants authorization for the Commonwealth to issue bonds in an aggregate amount up to $1.42 billion for purposes of funding the Commonwealth's fiscal 1990 deficit and certain prior year Medicaid reimbursement payments. Chapter 151 also provides for the establishment of the Commonwealth Fiscal Recovery Fund, deposits for which are derived from a portion of the Commonwealth's personal income tax receipts, are dedicated for this purpose and are to be deposited in trust and pledged to pay the debt service on these bonds. Under Chapter 151, the Commonwealth issued $1.363 billion of Dedicated Income Tax Bonds to cover the anticipated fiscal 1990 deficit.

	Total expenditures for fiscal 1991 are estimated to have been $13.659 billion. Total revenues for fiscal 1991 are estimated to have been $13.634 billion, resulting in an estimated $21.2 million operating loss. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million. State finance law required that approximately $59.2 million of the fiscal year surplus be placed in the Stabilization Fund described above. Amounts credited to the Stabilization Fund are not generally available to defray current year expenses without subsequent specific legislative authorization.

	After payment in full of the local aid distribution of $1.018 billion due on June 28, 1991, retirement of all of the Commonwealth's outstanding commercial paper and repayment of certain other short-term borrowing, as of the period of fiscal 1991, the Commonwealth had a cash balance of $182.3 million. The fiscal 1991 year-end cash position compared favorably to the Commonwealth's cash position at the end of the prior fiscal year, June 30, 1990, when the Commonwealth's cash shortfall would have exceeded $1.1 billion had payment of local aid not been postponed.

	Upon taking office in January 1991, the new Governor undertook a comprehensive review of the Commonwealth's budget. Based on projected spending of $14.105 billion, it was then estimated that $850 million in budget balancing measures would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to $8.845 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Governor proposed a series of legislative and administrative actions, designed to eliminate the projected deficit. The legislature adopted a number of the Governor's recommendations and the Governor took certain other administrative actions, not requiring legislative approval, including $65 million in savings from the adoption of a state employee furlough program. It is estimated that spending reductions achieved through savings incentives and withholding of allotments totalled $484.3 million in the aggregate for fiscal 1991.

	In addition to recommending spending reductions to close the projected budget deficit, the administration, in May 1991, filed an amendment to its Medicaid state plan that enabled it to claim 50% Federal reimbursement on uncompensated care payments provided to certain hospitals in the Commonwealth.

	In fiscal 1992, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It is the largest item in the Commonwealth's budget. It has also been one of the fastest growing budget items. During fiscal years 1989, 1990 and 1991, Medicaid expenditures were $1.83 billion, $2.12 billion and $2.77 billion, respectively. A substantial amount of expenditures in recent years was provided through supplemental appropriations, repeating the experience that Medicaid expenditures have exceeded initial appropriation amounts. These annual amounts, however, do not take account of the practice of retroactive settlement of many provider payments after audit review and certification by the Rate Setting Commission.
 In fiscal 1990, payments of approximately $488 million were made to hospitals and nursing homes for rate settlements dating back as far as 1980, through the Medical Assistance Liability Fund established to fund certain Medicaid liabilities incurred, but not certified for payment, in prior years. This amount is not factored into the annual totals for Medicaid expenditures listed above. Including retroactive provider settlements, Medicaid expenditures for fiscal 1992 were $2.818 billion and for fiscal 1993 were $3.151 billion. The Executive Office for Administration and Finance estimates that fiscal 1994 Medicaid expenditures will be approximately $3.252 billion, an increase of 3.9% over fiscal 1993 expenditures. For fiscal 1994, no supplemental Medicaid appropriations are currently expected to be necessary. The Governor had proposed a managed care program to be implemented commencing in January, 1992 in order to address the considerable annual cost increases in the Medicaid program. Medicaid is presently 50% funded by federal reimbursements.

	In fiscal 1992, total revenues and other sources of the budgeted operating funds totalled $13.728 billion, an increase over fiscal 1991 revenues of .7%. (Actual fiscal 1992 tax revenues exceeded original estimates and totalled $9.484 billion, an increase over fiscal 1991 collections of 5.4%). Fiscal 1992 expenditures and other uses of budgeted operating funds totalled approximately $13.420 billion, a decrease from fiscal 1991 expenditures by 1.7%. Fiscal year 1992 revenues and expenditures resulted in an operating gain of $312.3 million. Through the use of the prior year ending fund balances of $312.3 million, fiscal 1992 budgetary fund balances totalled $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 is $231.0 million.

	After payment in full of the quarterly local aid distribution of $514 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short-term borrowings, as of June 30, 1992, the Commonwealth showed a year-end cash position of approximately $731 million for fiscal year 1992. The ending balance compares favorably with the cash balance of $182.3 million at the end of fiscal 1991. As of June 1993, the Commonwealth showed a year-end cash position of $622.2 million for fiscal year 1993. As of January 19, 1994, the Commonwealth estimates a 1994 year-end cash position of approximately $725.4 million.

	The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

	Commonwealth budgeted expenditures and other used in fiscal 1993 totalled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses.
Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budget expenditures.

	The Commonwealth is in the process of closing its fiscal 1995 financial records. Financial information for fiscal 1995 is unaudited and provided by the Comptroller based upon the Preliminary Financial Report of the Commonwealth issued on September 15, 1995.

	Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $544 million, or 5.3% above fiscal 1994 revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.392 billion, approximately $842 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.259 billion, approximately $736 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion.

	The fiscal 1996 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The budget was enacted by the Legislature on June 12, 1995 and signed by the Governor on June 21, 1995. Fiscal 1996 appropriations in the Annual Appropriations Act total approximately $16.847 billion, including approximately $25 million in gubernatorial vetoes overridden by the legislature. In the final supplemental budget for fiscal 1995, approved on August 24, 1995, another $71.1 million of appropriations were continued for use in fiscal 1996. The Executive Office for Administration and Finance projects that fiscal 1996 spending will total approximately $16.998 billion, a $739 million, or 4.5%, increase over fiscal 1995 spending. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive education reform legislation enacted in 1993.

	Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues. The tax revenue projection is based upon the consensus estimate of approximately $11.639 billion, adjusted for certain revenue maximization initiatives included in the fiscal 1996 budget totaling $16 million and tax reductions of approximately $2 million resulting from enactment of bank tax reform legislation in July, 1995. Through September, 1995, tax revenue collections have totalled approximately $2.805 billion, approximately $169.8 million, or 6.5%, greater than tax revenue collections for the same period in fiscal 1995.

	Fiscal 1996 non-tax revenues are projected to total approximately $5.173 billion, approximately $55 million, or 1.1%, less than fiscal 1995 non-tax revenues of approximately $5.228 billion. Federal reimbursements are projected to increase by approximately $22 million, or 0.7%, from approximately $2.960 billion in fiscal 1995 to approximately $2.982 billion in fiscal 1996, primarily as a result of increased reimbursements for Medicaid spending, offset by a reduction in reimbursements received in fiscal 1995 for one-time Medicaid expenses incurred in fiscal 1994 and fiscal 1995.

	The liabilities of the Commonwealth with respect to outstanding bonds and notes payable as of October 1, 1995 totalled $12.566 billion. These liabilities consisted of $8.644 billion of general obligation debt, $619 million of dedicated income tax debt (the Fiscal Recovery Bonds), $395 million of special obligation debt, $2.655 billion of supported debt, and $253 million of guaranteed debt.

	Capital spending by the Commonwealth was approximately $595 million in fiscal 1987, $632 million in fiscal 1988 and $971 million in fiscal 1989. In November 1988, the Executive Office for Administration and Finance established an administrative limit on state financed capital spending in the Capital Projects Funds of $925.0 million per fiscal year. Capital expenditures decreased to $847 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, 1992, 1993, 1994 and 1995, respectively.
Capital expenditures are expected to be approximately $894.0 million in fiscal 1996. The growth in capital spending accounts for a significant rise in debt service during the period. Payments for the debt service on Commonwealth general obligation bonds and notes have risen at an average annual rate of 20.4% from $649.8 million in fiscal 1989 to $942.3 million in fiscal 1991. Debt Service payments in fiscal 1992 were $898.3 million, representing a 4.7% decrease from fiscal 1991. This decrease resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October of 1991. Debt service expenditures were $1.139 billion for fiscal 1993, $1.149 billion for fiscal 1994 $1.230 billion for fiscal 1995 and projected to be $1.196 billion for fiscal 1996. These amounts represent debt service payments on direct Commonwealth debt and do not include debt service on notes issued to finance the fiscal 1989 deficit and certain Medicaid-related liabilities, which were paid in full from non-budgeted funds. Also excluded are debt service contract assistance to certain state agencies and the municipal school building assistance program projected to total of $359.7 million in the aggregate in fiscal 1994. In addition to debt service on bonds issued for capital purposes, the Commonwealth is obligated to pay the principal of and interest on the Fiscal Recovery Bonds described above. The estimated debt service on such bonds currently outstanding (a portion of which were issued as variable rate bonds) ranges from approximately $279 million (interest only) in fiscal 1994 through fiscal 1997 and approximately $130 million in fiscal 1998, at which time the entire amount of the Fiscal Recovery Bonds will be retired.

	In January 1990 legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or appealed by the legislature or may be superseded in the General Appropriation Act for any year. From fiscal year 1987 through fiscal year 1995 estimated this percentage has been substantially below the limited established by this law.

	Legislation enacted in December 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The limit for fiscal 1994 is $7.872 billion. The law provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year's limit. The Fiscal Recovery Bonds will not be included in computing the amount of bonds subject to this limit.

	In August 1991, the Governor announced a five-year capital spending plan. The plan, which represents the Commonwealth's first centralized multi-year capital plan, sets forth, by agency, specific projects to receive capital spending allocations over the next five fiscal years and annual capital spending limits. Capital spending by the Commonwealth, which exceeded $900 million annually in fiscal 1989, 1990 and 1991, declined to $694.1 million in fiscal 1992 and $575.9 in fiscal 1993. For fiscal 1994 through 1998, the plan forecasts annual capital spending for the Commonwealth of between $813 million and $886 million per year, exclusive of spending by the Massachusetts Bay Transit Authority. Total expenditures are forecast at $4.25 billion, an amount less than the total amount of agency capital spending requests for the same period. Planned spending is also significantly below legislatively authorized spending levels.

	Unemployment. From 1980 to 1989, the Massachusetts unemployment rate was significantly lower than the national average. Between 1990 and 1992, however the Massachusetts unemployment rate was considerably higher than the national average. Unemployment rates in Massachusetts since 1993 have declined faster than the national average (6.9% compared to 6.8% in 1993 and 6.0% compared to 6.1% in 1994).

	The balance in the Massachusetts Unemployment Compensation Trust Fund had been exhausted as of September 1991 due to the continued high levels of unemployment. As of December 31, 1992, the Massachusetts Unemployment Compensation Trust Fund balance was in deficit by $377 million. As of November 30, 1993, the Fund was in deficit by $163 million. The deficit is now expected to be approximately $120 million by the end of calendar 1993. Benefit payments in excess of contributions are being financed by use of repayable advances from the federal unemployment loan account. Legislation enacted in May 1992 increased employer contributions in order to reduce advances from the federal loan account. All federal advances were paid in May 1994 and interest on Federal advances of $4.7 million was paid in September. Since that time, the balance in the trust fund has been positive. As of October 31, 1995, the private contributory sector of the Massachusetts Unemployment Trust Fund contained a balance of $469 million.

	Litigation. The Attorney General of the Commonwealth is not aware of any cases involving the Commonwealth which in his opinion would affect materially its financial condition. However, certain cases exist containing substantial claims, among which are the following:

	The United States has brought an action on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The Massachusetts Water Resources Authority (the "MWRA") has assumed primary responsibility for developing and implementing a court approved plan and time table for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that total cost of construction of the waste water facilities required under the court's order as approximately $3.5 billion in current dollars. Under the Clean Water Act, the Commonwealth may be liable for any costs of complying with any judgment in this case to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

	In a recent suit filed against the Department of Public Welfare, plaintiffs allege that the Department has unlawfully denied personal care attendant services to severely disabled Medicaid recipients. The Court has denied plaintiffs' motion for a preliminary injunction and has not yet acted on plaintiffs' motion for reconsideration of that decision. If plaintiffs prevail on their claims, the suit could cost the Commonwealth as much as $200 million.

	In a suit filed against the Commissioner of Revenue, plaintiffs challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax. The Appellate Tax Board issued a finding of fact and report in favor of the Commissioner of Revenue on September 30, 1993. An appeal has been filed. Approximately $400 million is at issue.

	There are also several tax matters in litigation which may result in an aggregate liability in excess of $195 million.

	Ratings. Beginning on May 17, 1989, Standard & Poor's downgraded its ratings on Massachusetts general obligation bonds and certain agency issues from AA+ to AA. The ratings were downgraded three additional times to a low of BBB on December 31, 1989. On July 14, 1989, Standard & Poor's also downgraded its rating on temporary general obligation notes and various agency notes from SP-1 + to SP-1 and on general obligation short-term notes and on short-term agency debt from SP-1 to SP-2. Bonds rated BBB may have speculative characteristics. The rating remained at BBB until September 9, 1992 when Standard & Poor's raised its rating to A. At this same time, such bonds were removed from CreditWatch. On October 14, 1993, Standard & Poor's raised its rating from A to A+.

	On June 21, 1989, Moody's Investors Service downgraded its rating on Massachusetts general obligation bonds Aa to A. The ratings were further reduced on two occasions to a low on March 19, 1990 of Baa where it remained until September 10, 1992 when Moody's increased its rating to A.

	Fitch Investors Service, Inc. lowered its rating on the Commonwealth's bonds from AA to A on September 29, 1989. As of December 5, 1991, its qualification of the bonds changed from Uncertain Trends to Stabilizing Credit Trend. On October 13, 1993, Fitch Investors raised its rating from A to A+.

	Ratings may be changed at any time and no assurance can be given that they will be not be revised or withdrawn by the rating agencies, if in their respective judgments, circumstances should warrant such action. Any downward revision or withdrawal of a rating could have an adverse effect on market prices of the bonds.

	The Sponsor are unable to predict what effect, if any, such factors may have on the Bonds in the Massachusetts Trust. Nevertheless, investors should be aware that if there should be a financial crisis relating to Massachusetts, its public bodies or municipalities (including the city of Boston), the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Bonds in the Massachusetts Trust, could be adversely affected.


Minnesota Trust

	Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery instruments and miscellaneous food, paper and related industries and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1995. Since 1980, Minnesota per capita income generally has remained above the national average. During 1994 and 1995, the State's monthly unemployment rate was generally less than the national unemployment rate.

	The State of Minnesota (the "State") relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance April 1996 Estimates project that, under current laws, the State will complete its current biennium June 30, 1997 with a $1 million surplus, plus a $350 million cash flow account balance, plus a $270 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.9 billion. Planning estimates (extrapolations) for the biennium ending June 30, 1999 show a General Fund deficit of $71 million, after funding a $350 million cash flow account plus a $270 million budget reserve, if current law is not changed. Accordingly, there may be additional revenue increases or spending cuts relative to current law. Furthermore, under current law spending caps, State expenditures for education finance (K-12) and corrections in the biennium ending June 30, 1999 are not anticipated to be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The Department of Finance February 1996 Forecast states that possible federal spending cuts could reduce federal aid to Minnesota's State and local governments by a total of $3.2 billion over seven years. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

	The Minnesota Supreme Court held on April 1, 1994 that numerous banks are entitled to refunds of Minnesota bank excise taxes paid for tax years 1979 through 1983, on the grounds that interest on federal obligations was unlawfully included in the computation of the tax for such years. The trial court has been directed to calculate the amounts to be refunded. The taxes and interest are estimated to be in excess of $188 million. The State will be permitted to pay the refunds over a four-year period. the State of Minnesota also is a party to a variety of other civil actions which could adversely affect the State's General Fund.

	Recent Minnesota tax legislation could have an adverse effect on the value of the Minnesota Bonds and the Minnesota Trust's units. See "Minnesota taxes."

	State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.


Missouri Trust

	The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

	In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri (the "Amendment"). The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision.
The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri. The limitation may be exceeded if the General Assembly declares an emergency by a two-thirds vote. The Amendment did not limit revenue growth at the state level in fiscal 1982 through 1991 with exception of fiscal 1984. Management Report No. 85-20, which was issued on March 5, 1985 by State Auditor Margaret Kelly, indicates that state revenues exceeded the allowable increase by $30.52 million in fiscal 1984.

	The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism, and mining. According to the Business and Public Administration Research Center of the College of Business and Public Administration, University of Missouri at Columbia, real per capita personal income in Missouri, adjusted for inflation, is projected to increase 5.9% during 1993. As a result of the State's weak economic outlook, Missouri General Fund Revenues are currently projected to increase by only 3.1% for the 1992-1993 fiscal year. According to the Missouri Department of Labor and Industrial Relations, the unemployment rate in Missouri for December 1992 was 5.3 percent, compared to 6.0 percent in December 1991, and
4.8 percent in November 1992. There can be no assurance that the general economic conditions or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor to pay debt service on such Bonds.

	Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's Corporation rates Missouri general obligation bonds "AAA". Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

	The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. It is not possible to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.


Nebraska Trust

	Nebraska's Economy. Approximately 1.5 million people live in Nebraska. About four-fifths of Nebraskans live in Nebraskans live in the eastern third of the state. The economy of western Nebraska continues to revolve around crop and livestock production, although food processing and other types of manufacturing are becoming more prevalent. Eastern Nebraska, which includes the cities of Omaha with about 335,00 people and Lincoln with about 190,000 residents, has a more diversified economy. The economy of eastern Nebraska includes foodprocessing, general manufacturing, insurance, financial services, telemarketing, education, government and a large military base outside of Omaha. The economy of the state as a whole is vulnerable to downturns in crop and livestock prices, reductions in government farm subsidies, changes in interest rates and decisions at the federal level, including decisions regarding Offutt Air Force Base. Any one of these factors, or other developments could adversely affect any, or all issues of Nebraska tax-exempt securities.

	According to the Federal Reserve Bank of Kansas City, economic growth in Nebraska was flat in 1992. Nonagricultural employment dipped slightly after a gain in 1991. the civilian unemployment rate climbed to 3.2% in the third quarter from 2.9% at the end of 1991. Still Nebraska's unemployment rate remained below the national average of 7.6%. Real nonfarm income grew twice as fast as in 1991, but not as fast as in surrounding states. Nebraska's manufacturing sector remained stable in 1992. Manufacturing employment, dominated by nondurables such as food processing, fell slightly. Nondurable industries added jobs, offsetting continuing job losses in durable goods industries. Nebraska construction sector was strong in 1992, with the value of construction contracts awarded in the first three quarters up considerably from the year before. Permits for single-family homes increased, as did contract awards for nonresidential buildings and public structures, such as roads and bridges. Nevertheless, the increase in construction activity did not translate into new jobs. In fact, construction employment fell 1.4% after rising slightly in 1991. Nebraska's non-goods-producing sectors slipped as in 1991. Employment in retail and wholesale trade fell 4.6%. While service employment held up better, there has been essentially no job growth in this sector in the past two years.

	Nebraska's utilities engaged in the production of electric power are either publicly-owned or consumer-owned cooperatives and are subject to limited regulation.

	Nebraska Developments Relating to Property Taxation. The validity of Nebraska's system of assessing and taxing real and personal property for support of local political subdivisions has been the subject of numerous court challenges and a recent constitutional amendment. In a series of decisions beginning in 1989, the Nebraska Supreme Court (the "Court") held that Nebraska's personal property tax scheme which exempted from taxation approximately of 75% of Nebraska's commercial and industrial personal property, but taxed railcars, gas pipelines and other property, violated the Uniformity Clause of the Nebraska Constitution. These decisions arguably required either that all tangible personal and real property be taxed or that all such property be removed from the tax rolls.

	On May 12, 1992, the people of Nebraska voted to amend the Uniformity Clause of the Nebraska Constitution. The amendment granted the Nebraska Legislature (the "Legislature") greater authority to administer the property tax in a nonuniform manner and allow real and personal property to be treated as separate classes of tangible property for taxation purposes. Pursuant to the amendment, the Legislature enacted legislation, which incorporated into the statutes the provisions of the amendment and placed certain personal property, including business and agricultural equipment and breeding livestock, on the personal property tax rolls. These actions should have placed the state's system of property taxation on a firm constitutional footing.

	The most serious threat to Nebraska's political subdivisions as a result of the Court's Uniformity Clause decisions has been the prospect that subdivisions would be required to refund large amounts of property taxes received between the years 1989 and 1992. However, in 1993 the Court held that taxpayers were not entitled to refunds of 100% of taxes paid under the pre-
1993 tax structure. Rather, the Court affirmed an award to a taxpayer of approximately 18% of the taxpayer's 1990 personal property taxes, which reduced the taxpayer's effective tax rate for 1990 on the taxpayer's tangible personal property to the level which the taxpayer would have paid if all improperly exempted property had been taxed. This 1993 decision, which the United States Supreme Court refused to review, is expected to significantly reduce the amount of taxes which subdivisions must refund.

	Recently, in a decision unrelated to its Uniformity Clause decisions, the Court held that Nebraska's system of funding public education, which relies heavily on ad valorem taxes and results in wide disparities in funding between rich and poor school districts, does not violate the right to "free instruction" enshrined in the Nebraska Constitution. In this case, the Court rejected the plaintiff's argument that Nebraska should follow decisions by the Courts of Texas, Kentucky, New Jersey and other states which had held that similar systems of funding education violated their respective state constitutions.

	Statutory Property Tax Receipts Limitations. Legislation adopted in 1991 imposes a 0% limit on the annual increase of anticipated property tax receipts budgeted by local political subdivisions with several exceptions, including
(1) property taxes collected for the retirement of bonded indebtedness and (2) tax receipts collected with respect to property annexed by the political subdivision or to revenue received as a result of growth (including revenues due to the taxation of previously exempt personal property). In addition, (i) upon an affirmative vote of the majority of the governing body of a political subdivision, the anticipated property tax receipts may be increased by the percentage change in the CPI- All Urban Consumers for the previous calendar year up to a maximum of 5% over the anticipated property tax receipts for the prior fiscal year; (ii) if the increase based on the CPI is less than 5%, upon an affirmative vote of 75% of the governing body, the anticipated tax receipts may be increased up to a maximum of 5% over the previous fiscal year; and
(iii) upon an affirmative majority vote of those voting in a special election called by the governing body, the limitation may be exceeded by the amount approved. This limitation provision terminates for fiscal years beginning on or after July 1, 1995.


New Jersey Trust

	Risk Factors: Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the "State") and certain of its public authorities have undergone.

	The State's 1996 fiscal year budget became law on June 30, 1995.

	Effective January 1, 1994, New Jersey personal income tax rates were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be , depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates. At this time, the effect of the tax reductions cannot be evaluated.

	Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 9.3% during 1992. Since then, the unemployment rate fell to 6.7% during the fourth quarter of 1993. The jobless rate averaged 7.1% during the first nine months of 1994, but this estimate is not comparable to those prior to January because of major changes in the federal survey from which these statistics are obtained. Since then, the unemployment rate fell to 6.9% during the first quarter.

	In the first nine months of 1994, relative to the same period a year ago, job growth took place in services (3.5%) and construction (5.7%), more moderate growth took place in trade (1.9%), transportation and utilities (1.2%) and finance/insurance/real estate (1.4%), while manufacturing and government declined by 1.5% and 0.1%, respectively. The net result was a 1.6% increase in average employment during the first nine months of 1994 compared to the first nine months of 1993.

	The insured unemployment rate, i.e. the number of individuals claiming benefits as a percentage of the number of workers covered by Unemployment Insurance, stopped rising in the winter of 1991 and had been stable at about
4.0 percent through June of 1992 before beginning a gradual decline to its December, 1994 level of 3.0 percent. It has since stabilized at about that level. After paying out approximately $125 million, the State's Emergency Unemployment Benefits Program ended on November 17, 1991 with the enactment of the Federal Emergency Unemployment Compensation (EUC) Program. Through the expiration of the EUC program on April 30, 1994, over $2.1 billion has been disbursed to claimants who exhausted their entitlement under the regular state program. Benefits under EUC are financed 100 percent by the federal government and thus do not impact the State's trust fund.

	The economic recovery is likely to be slow and uneven in both New Jersey. Some sectors, like commercial and industrial construction, will undoubtedly lag because of continued excess capacity. Also, employers in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Other firms will continue to merge or downsize to increase profitability. As a result, job gains will probably come grudgingly and unemployment will recede at a corresponding slow pace.

	Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year.

	In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of Division of Budget and Accounting, who reviews the budget requests and forwards them with his recommendation to the Governor. The Governor then transmits his recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriations bill to the Governor for his signing by July 1 of each year.
At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when he determines that such expenditure is not in the best interest of the State.

	One of the major reasons for cautious optimism is found in the construction industry. Total construction contracts awarded in New Jersey have turned around, rising by 11.8% in first two months of 1995 compared with 1994. By far, the largest boost came from residential construction awards which increased by 32.8% in 1995 compared with 1994. In addition, non residential building construction awards have turned around, posting a 2.3% gain. Nonbuilding construction awards increased approximately 4% in the first two months of 1995 compared with the same period in 1994.

	In addition to increases in construction contract awards, another reason for cautious optimism is rising new light truck registrations. New passenger car registrations issued during 1994 were virtually unchanged in New Jersey from a year earlier. However, registrations of new light trucks and vans (up to 10,000 lbs.) advanced strongly in 1994 increasing 19% during 1994. Retail sales for 1994 were up 7.5% compared to 1993. Retailers, such as those selling appliances and home furnishings should benefit from increased residential construction. Car, light truck and van dealers should also benefit from the high (eight years) average age of autos on the road.

	Looking further ahead, prospects for New Jersey are favorable, although a return to the pace of the 1980s is highly unlikely. Although growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service sectors.

	State Aid to Local Governments is the largest portion of fiscal year 1996 appropriations. In fiscal year 1996, $6,423.5 million of the State's appropriations consisted of funds which are distributed to municipalities, counties and school districts. The largest State Aid appropriation, in the amount of $4,750.8 million, was provided for local elementary and secondary education programs. Of this amount, $2,731.1 million is provided as foundation aid to school districts by formula based upon the number of students and the ability of a school district to raise taxes from its own base. In addition, the State provided $601.0 million for special education programs for children with disabilities. A $292.9 million program was also funded for pupils at risk of educational failure, including basic skills improvement. The State appropriated $612.9 million on behalf of school districts as the employer share of the teachers' pension and benefits programs, $249.48 million to pay for the cost of pupil transportation and $38.2 million for transition aid, which guaranteed school districts a 6.5% increase over the aid received in fiscal year 1991 and is being phased out over six years.

	Appropriations to the Department of Community Affairs ("DCA") total
$837.9 million in State Aid monies for fiscal year 1996.   Many of the DCA
State Aid programs and many Treasury State Aid appropriations to the State Department of the Treasury total $85.1 million in State Aid monies for fiscal year 1996. The principal programs funded by these appropriations: the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($57.9 million); aid to densely populated municipalities ($17.0 million).

	Other appropriations of State aid in fiscal year 1996 include: welfare programs ($467.1 million); aid to county colleges ($128.0 million); and aid to county mental hospitals ($88.8 million).

	The second largest portion of appropriations in fiscal 1996 is applied to Direct State Services: the operation of State government's 17 departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In fiscal 1996, appropriations for Direct State Services aggregate $5,179.6 million. Some of the major appropriations for Direct State Services during fiscal 1996 are detailed below.

	$606.6 million was appropriated for programs administered by the Department of Human Services. The Department of Labor is appropriated $57.9 million for the administration of programs for workers' compensation, unemployment and disability insurance, manpower development, and health safety inspection.

	The Department of Health was appropriated $33.3 million for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, and the uncompensated care program.

	$76.1 million was appropriated to the Department of Higher Education for the support of nine State colleges, Rutgers University, the New Jersey
Institute of Technology, and the University of Medicine and Dentistry of New Jersey.

	$869.9 million was appropriated to the Department of Law and Public Safety and the Department of Corrections.

	$184.3 million was appropriated to the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway systems and subsidies for railroads and bus companies.

	$182.2 million was appropriated to the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

	The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.


New York Trust

	The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsor has not independently verified this information.

	Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

	The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

	Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

	New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

	The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth sowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

	For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

	Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The
City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The
City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

	The fourth quarter modification to the City's financial plan for the 1996 fiscal year, submitted to the Control Board on June 21, 1996 (the "1996 Modification"), projects a balanced budget in accordance with GAAP for the 1996 fiscal year, after taking into account a discretionary transfer of $243 million. The 1996 Modification assumes $119 million of savings from a proposed increase in the investment earnings assumptions for pension assets, $39 million of which, relating to the police pension fund, the City currently does not expect to be achieved. The Financial Plan for the 1997 through 2000 fiscal years, submitted to the Control Board on June 21, 1996, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"), is based on the City's expense and capital budgets for the City's 1997 fiscal year, which were adopted on June 12, 1996, and includes proposed actions by the City for the 1997 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

	Although the City has maintained balance budgets in each of its last fifteen fiscal years, and is projected to achieve balanced operating results for the 1996 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

	The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1997 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

	The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1996-1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

	Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $5.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Infrastructure Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of the Infrastructure Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City as party of the City's effort to avoid conflict with the forecast level of the constitutional restrictions on the amount of debt the City is authorized to issue. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Infrastructure Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed Infrastructure Finance Authority, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

	The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions for the 1997 fiscal year include: (i) additional agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $385 million due to the four-year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports totaling $269 million, which are currently the subject of a dispute with the Port Authority;
(v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%, $40 million of which the City currently does not expect to be achieved.

	The Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.

	The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.
Certain of these assumptions have been questioned by the City Comptroller and other public officials.

	The projections for the 1997 through 2000 fiscal years also assume (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions;
(iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress.

	In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement cost of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.

	The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.

	The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for the fiscal year 2000.

	On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

	On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch Investors Service, L.P. has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications.

	New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

	The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

	The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

	The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

	The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

	The State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains. DOB forecasts that national economic growth will be quite strong in the first half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 is projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 5 percent.

	The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

	The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

	The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

	The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior
fiscal year.   Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

	The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in Local Government Assistance Corporation ("LGAC") bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals. Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services programs and State operations spending. Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

	On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

	Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1996-1997 Financial Plan.

	The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion.

North Carolina Trust

	The Sponsor believes the information summarized below describes some of the more significant developments relating to Securities of (i) municipalities or other political subdivisions or instrumentalities of the State of North Carolina (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State of North Carolina, which are general obligations of the State payable from appropriations from the State's General Fund. The sources of such information include official reports from the Department of the Treasurer, as well as other publicly available documents.
The Sponsor have not independently verified any of the information contained in such official reports, but are not aware of any facts which would render such information inaccurate.

	State Economic Profile. North Carolina is basically a rural state, having only five municipalities with populations in excess of 100,000. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Nonagricultural wage and salary employment accounted for approximately 3,452,700 jobs as of June 1995. The largest nonagricultural segment of jobs was the approximately 784,900 persons employed in trade, with textiles as the largest manufacturing segment employing approximately 201,000 people. The United States Department of Labor estimates that as of May, 1995, North Carolina ranked tenth among the states in nonagricultural employment, eighth in manufacturing employment, and eleventh in trade. During the period 1980 through 1992, per capita income in North Carolina grew from $7,999 to $17,667, an increase of approximately 121%. The North Carolina Employment Security Commission estimated the unadjusted unemployment rate in June 1995, to be 4.7% of the labor force, as compared with an unemployment rate of 5.8% nationwide. Gross agricultural income (excluding farm forest products) in 1993 was $5.457 billion. This places North Carolina ninth in the nation in gross agricultural income. Tobacco production is the leading source of agricultural crop income in the State, accounting for approximately 18.9% of gross agricultural income in 1993.

	State Financial Condition. The State's two principal operating accounts are the General Fund and the Highway Fund. The principal sources of General Fund tax revenues are the income tax and the sales and use tax. The State Constitution limits the income tax to a rate of 10% of total net income; the State actually imposed a maximum rate of 7.75% during the 1994 calendar year.

	The State had (audited) General Fund balances at the June 30th year-end of approximately $254 million, $124 million, $112 million (deficit balance), $235 million and $681 million for, respectively, the 1989, 1990, 1991, 1992 and 1993 fiscal years. For the year ended June 30, 1993, the State had total budgeted appropriations from the General Fund of approximately $10.613 billion.

	The State Highway Fund had an ending credit balance of approximately $308 million as of June 30, 1993, with total expenditures of approximately $1.410 billion.

	State Debt. As of June 30, 1994, approximately $936 million aggregate principal amount of the State's general obligation bonds and $55 million of its highway fund general obligation bonds were outstanding. The highway fund bonds are payable from the Highway Fund.

	In addition, 16 constituent institutions of the University of North Carolina and 8 agencies or public authorities of the State had approximately $9.705 billion principal amount of revenue bonds outstanding as of June 30, 1994. There are no bonds of the State outstanding, and no State statutes which would authorize the issuance of any bonds, which contemplate the appropriation by the General Assembly of such amount as would be necessary to make up any deficiency in a debt service reserve fund.

	Local governmental units in the State had approximately $5.118 billion principal amount of general obligation bonds and $2.337 billion of revenue bonds (excluding industrial revenue bonds of county authorities) outstanding as of June 30, 1994. The State has no financial responsibility with respect to this debt.


Ohio Trust

	The Ohio Trust will invest substantially all of its net assets in Ohio Obligations. The Ohio Trust is therefore susceptible to political, economic and regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issue itself has no financial responsibility.

	The creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are applicable in connection with investment in particular Ohio Obligations or in the obligations of particular Ohio issuers, and it is possible the investment will be in Ohio Obligations or in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not a discussion of any such specific factors that may affect any particular issuer or issue of Ohio Obligations.

	Ohio is the seventh most populous state, with a 1990 Census Count of 10,847,000 indicating a 0.5% population increase from 1980.

	The economy of Ohio, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. The State's economy, has had varying effects on different geographic areas of the State and the political subdivisions located within those geographic areas.

	In prior years, the State's overall unemployment rate is commonly somewhat higher than the national average However, for the years 1991 through 1994 the State rate (6.4%, 7.2%, 6.5% and 5.5%, respectively) was below the national rate(6.7%, 7.4%, 6.8% and 6.1%); the State rate for 1995 (through November 1995) (range from 4.4% to 5.3%) was also below the national rate (range from 5.2% to 6.2%). The unemployment rate, and its effects, vary among particular geographic areas of the State.

	There can be no assurance that future state-wide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Ohio Trust or the ability of the particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

	The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending a fiscal year or biennium in a deficit position. Most operations are financed through the General Reserve Fund (GRF), with personal income and sales-use taxes being the major GRF sources.

	Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the June 30 (end of fiscal year) balance reduced during less favorable national economic periods and increased during more favorable economic times.

	Key end of biennium fund balances at June 30, 1991 were $135,365,000 (unaudited) (GRF) and approximately $300,000,000 (Budget Stabilization Fund
(BSF), a cash and budgetary management fund). Necessary corrective steps were taken in fiscal year 1991 to respond to lower than estimated receipts and higher expenditures in certain categories. Those steps included the transfer of $64,000,000 from the BSF to the GRF. The State reported biennium ending fund balances of $135.3 million (GRF) and $300 million (BSF).

	The State has established procedures for, and has timely taken, necessary actions to ensure a resource/expenditures balance during less favorable economic periods. These include general and selected reductions in appropriations spending; none have been applied to appropriations needed for debt service or lease rentals on any State obligations.

	To allow time to complete the resolution of certain Senate and House differences in the budget and appropriations for the current biennium (beginning July 1, 1991), an interim appropriations act was enacted, effective July 1; it included debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for 31 days at 97% of fiscal year 1991 monthly levels. The general appropriations act for the entire biennium was passed on July 11, 1991 and signed by the Governor. It authorized the transfer, which has been made, of $200 million from the BSF to the GRF and provided for transfers in fiscal year 1993 back to the BSF if revenues are sufficient for the purpose (which the State Office of Budget and Management, OBM, at present thinks unlikely).

	Based on updated fiscal year financial results and economic forecast for the State, in light of the continuing uncertain nationwide economic situation, OBM projected, and was timely addressed, a fiscal year 1992 imbalance in GRF resources and expenditures. GRF receipts were significantly below original forecasts, a shortfall resulting primarily from lower collections of certain taxes, particularly sales and use taxes. Higher than earlier projected expenditure levels totaling approximately $143,000,000 resulted from higher spending in certain areas, particularly human services, including Medicaid.
As an initial action, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of fiscal year 1992 by a total of approximately $184 million (debt service and lease rental obligations were not affected). The General Assembly authorized, and OBM made in June 1992, the transfer to the GRF of the $100.4 million BSF balance and additional amounts from certain other funds. Other administrative revenue and spending actions resolved the remaining GRF imbalance, resulting in positive GRF fiscal year 1992 ending fund and cash balances.

	A significant GRF shortfall, approximately $520 million, was then projected for fiscal year 1993. It had been addressed by appropriate legislative and administrative actions. As a first step the Governor ordered, effectively July 1, 1992, $300 million in selected GRF spending reductions. Executive and legislative action in December 1992 (a combination of tax revisions and additional appropriations spending reductions) is projected by OBM to balance GRF resources and expenditures in this biennium and provide a better base for the appropriations for the next biennium. Those actions included tax revisions estimated to produce an additional $194,500,000 this fiscal year, and additional appropriations spending reductions totaling approximately $50,000,000 are provided for in that legislation and subsequent action by the Governor.

	For the last complete fiscal biennium (ended June 30, 1995) the GRF ending fund balance was $928,000,000 of which $535,200,000 was transferred into the Budget Stabilization Fund (which has a current balance of over $828,000,000). In addition, the GRF cash balance was $1.3 billion.

	Litigation filed on February 1, 1993 seeks to have a new tax on soft drinks, included in those tax revisions, declared invalid and its collection enjoined. The trial court's preliminary injunction has been stayed by the Ohio Supreme Court on procedural grounds, and that tax is for now being collected. OBM had estimated approximately $18,500,000 being collected from that tax this fiscal year, representing less than 10% of the projected additional tax revenues. Several bases for invalidity were asserted, including a claim that the bill in which this and other elements of the tax package ( as well as certain capital appropriations and financing authorizations ) were included did not comply with a constitutional "one-subject" procedural requirement.

	Supplementing the general authorization for the Governor's spending reduction orders described above and exercised several times in this biennium, the biennial appropriations act authorizes the OBM Trustee to implement up to 1% fiscal year reduction in GRF amounts appropriated if on March 1 of either fiscal year of the biennium receipts for that fiscal year are for any reason more than $150,000,000 under estimates and the then estimated GRF ending fund balance is less than $50,000,000. Expressly, excerpted from this cutback
authorization are debt service and lease rental appropriations.   In light of
the other corrective actions described above, this supplemental spending reduction authorization was not implemented in fiscal year 1992 and is not expected to be implemented in fiscal year 1993.

	The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The State is expressly precluded from assuming the debts of any local government or corporation. (An exception in both cases is made for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

	By thirteen constitutional amendments , Ohio voters have authorized the incurrence of State debt to which taxes or excesses were pledged for payment. At January 31, 1995, $777.9 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds and the following: (a) up to $55 million of obligations for coal research and development may be outstanding at any one time; (b) $1.2 billion of obligations authorized for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($839.98 million outstanding or awaiting delivery, plus the Series 1996 Bonds issued in January 1996). A November 1995 constitutional amendment extends this authority to an additional 10 years and $1.2 billion; and (c) up to $138.6 million in general obligation bonds for capital improvements for elementary and secondary public school facilities purposes ( $68,640,000 issued).

	A 1990 constitutional amendment authorized greater State and political subdivision participation in the provision of individual and family housing, including borrowing for this purpose. The General Assembly may authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

	State and local agencies issue revenue obligations that are payable from revenues of revenue-producing facilities or categories of facilities, which obligations are not "debt" within constitutional provisions or payable from taxes. In general, lease payment obligations under lease-purchase agreements of Ohio issuers (in connection with which certificates of participation may be issued) are limited in duration to the issuer's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal periods.

	Local school districts in Ohio receive a major portion (on a statewide basis, historically approximately 44%) of their operating moneys from State subsidies (known as the Foundation Program), but are dependent on local ad valorem property taxes and in, 88 districts, income taxes for significant portions of their budgets. Litigation has recently been filed, similar to that in other states, questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program (Emergency School Advancement Fund) provided for school district cash-need borrowing directly from commercial lenders, with State diversion of subsidy distributions to repayment if needed; 26 districts borrowed a total of $41.8 million in fiscal year 1991 under this program, in fiscal year 1992, borrowings totaled $68.6 million (including over $46.6 million by one district);in fiscal year 1993, 43 districts borrowed approximately $94.5 million (including $75 million for one district) and in fiscal year 1994 loan approvals totaled at January 31, 1994, $9.90 million for 16 districts.

	This program has been replaced with enhanced provisions for individual direct local borrowing, including direct application of Foundation Program distributions to repayment if needed. Experience through Fiscal Year 1995 demonstrates that not all applying for loan approval borrow the amounts authorized.

	Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief monies distributed by the State. Procedures have been established for those few municipalities that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages, in 19 of which the fiscal situation has been resolved and the procedures terminated.

	At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of Ohio obligations held in the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

The outstanding Bonds issued by the Sinking Fund are rated Aa by Moody's Investors Service ("Moody's") and AAA by Standard & Poor's Corporation ("S&P"). In January 1982, S&P adjusted its rating on certain of the State's general obligation bonds from AA+ to AA. Previously, in November 1979, the ratings on general obligation debt of the State were changed by Moody's and S&P from Aaa and AAA to Aa and AA+, respectively. S&P did not at either time change its AAA ratings on the Bonds. The outstanding State Bonds issued by the Ohio Public Facilities Commission and the Ohio Building Authority are rated A+ by S&P and A by Moody's.


Pennsylvania Trust

	Potential purchasers of shares of the Pennsylvania Trust should consider the fact that it consists of primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. As of June 30, 1994, the General Fund balance increased $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. The unreserved-undesignated balance increased by $14.8 million to $79.2 million as of June 30, 1994.

	Commonwealth revenues for the fiscal year 1995 were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance.

	Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries.
 Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Portfolio or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

	Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal the denial of a class certification to the Third Circuit; (ii) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment; (iii) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth Court en banc upheld the constitutionality of the 1989 bank shares tax law but struck down a companion law to provide credits against the bank shares tax for new banks; cross appeals from that decision to the Pennsylvania Supreme Court have been filed; (iv) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial state (no available estimate of potential liability); (v) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the Commonwealth's correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class, but the court has not yet set a date for hearing on the terms of the agreement (no available estimate of potential cost of complying with the injunction sought but capital and personnel costs might cost millions of dollars) and (vi) on April 12, 1995, Envirotest Systems Corporation, Envirotest Partners and the Commonwealth entered into a Standstill Agreement pursuant to which the parties will proceed to discuss the resolution of claims which Envirotest might have against the Commonwealth arising from the suspension of the emissions testing program. Envirotest filed a Statement of Claim with the Pennsylvania Board of Claims by May 10, 1995 and filed a complaint with the Commonwealth Court on May 15, 1995 to preserve its position. In those pleadings, Envirotest asserted damages in excess of $350 million. The Office of General Counsel believes it is premature at this time to estimate the nature and size of Envirotest's potential recovery in this matter.

	The Commonwealth's general obligation bonds have been rated AA- by Standard & Poor's and A1 by Moody's for more than the last five years.

	The City of Philadelphia (the "City") has experienced severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. However, the audited General Fund balance of the City as of June 30, 1994, showed a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993. City preliminary unaudited General Fund financial statements at June 30, 1995 project a surplus approximating $59.6 million.

	The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority approved a five-year financial plan prepared by the City. On June 16, 1992, the Authority issued a $474,555,000 bond issue on behalf of the City. The Authority approved the latest update of the five-year financial plan on May 2, 1994. The City reported a surplus of approximately $15 million for fiscal year ending June 30, 1994. In July 1993, the Authority issued $643,430,000 of bonds to refund certain general obligation bonds of the City and to fund additional capital projects. In September 1993, the Authority issued $178,675,000 of bonds to advance refund certain of the bonds of the City and to fund additional capital projects.


Texas Trust

	Potential purchasers of the Units of the Texas Trust should consider the fact that the Texas Trust's Portfolio consists of securities issued by the State of Texas, or its municipalities or authorities (the "Texas Securities") and realize the substantial risks associated with an investment in such Texas Securities. The following information is a brief summary and does not purport to be a complete description of conditions, developments and risk factors that may adversely affect the Texas Securities and hence the value of the Units.
The information is drawn principally from publicly available documents. While the Sponsor have not independently verified such information, they have no reason to believe that such information is inaccurate.

	Economic Factors. Geographic, cultural, climatic and geological differences within the State of Texas have produced six generally distinct geographic regions in which economic developments, such as changes in oil prices, the value of the Mexican peso, and defense spending can be expected to have varying effects on each region.

	Texas experienced a severe economic recession in the 1980's commencing with a decline of the energy industry which in turn led to a depression of the real estate industry, financial institution failures and declines in most sectors of the Texas economy. As the Texas economy began to level off in the late 1980's, its dependence on certain industry segments began to shift. The energy industry currently comprises approximately 11% of the State's total economic output compared to a peak of 27% in 1981. Service-producing sectors (which include transportation and public utilities; finance and insurance; trade; services and government) are the major sources of job growth in Texas, now accounting for 80% of total nonfarm employment and over 90% of employment growth since 1990. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to be significant to Texas' future growth.

	Since 1990, Texas has added more jobs than any other state, accounting for one-seventh of the nation's total job growth. The annual rate of employment growth has risen during each of the past four years and, in late 1995, ranked fourth among all states. Over the twelve months of 1995, Texas gained more than 289,000 jobs, based on information from the U.S. Bureau of Labor Statistics and the Texas Employment Commission. Nonfarm employment has grown 15 percent since 1990 and reached an all-time high of 8.16 million in December 1995.

	The state's unemployment rate fell from 1992 through 1995. Since averaging over 7.5 percent in 1992, the unemployment rate improved to 6 percent in 1995. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in knowledge-based services and high technology manufacturing industries. The Comptroller of Public Accounts predicts that the overall Texas economy will out face national economic growth over the long-term by an annual average of about one-half percentage point. The Sponsor cannot predict the course of economic trends in Texas.

	State Finances. The State operates on a fiscal year beginning September 1, and ending August 31. The State's accounting period is a biennium covering two fiscal years. The State is required by law to maintain its accounting and reporting functions on a cash basis.

	The economic troubles of the 1980's caused numerous budgeting difficulties for the State and its political subdivisions due principally to a shrinking and changing tax base. Historically, the primary sources of the State's revenue have been sales taxes, mineral severance taxes and federal grants. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1995 (see Table A-5). Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest revenue source to the state, with motor fuels taxes and motor vehicles sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the states' revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. The State imposes a corporate franchise tax based on a corporation's taxable capital apportionable to Texas. While the State currently has no income tax, an income tax has been and continues to be considered and may be enacted.

	For the biennium ended August 31, 1989, the State of Texas had a budget surplus of approximately $297 million (attributable, in large part, to increased sales tax revenue), compared to a budget deficit of approximately $745 million for the biennium ended August 31, 1987 (attributable primarily to the decline of the energy industry which was principally a result of lower oil and gas prices). The above biennium end balances include approximately $300 million in oil overcharge funds which amounts are restricted to energy conservation projects. The 72nd Legislature meeting in special session, in the summer of 1991, approved for the Governor's signature an approximately
$9.4 billion budget increase for the fiscal 1992-93 biennium to be financed in part by approximately $3.4 billion in new revenue measures.

	The $3.4 billion in new revenues to finance the new budget came from several new sources. A tax and fee bill raised a total of $2.1 billion in new revenues for the state. A fiscal management bill added another $779 million.
 Legislative approval of a lottery is expected to add another $462 million. Finally, another $50 million was added through a change in the Permanent School Fund investment strategy, which will make additional short-term earnings available to help fund public schools during the biennium.

	The most important component of the tax bill was a major overhaul of the State's franchise tax, which includes a new measure of business activity referred to as "earned surplus." A part of the change was a lowering of the tax rate on capital from $5.25 to $2.50 per $1,000. An additional surtax on "earned surplus," which includes federal net corporate income and officers' and directors' compensation of 4.5%, was added. Essentially, corporations pay a tax on capital or a tax on "earned surplus," whichever is higher.

	1992-93 Budget. When the Legislature convened in January 1991, estimated revenues for the 1992-93 biennium fell considerably short of those needed to fund the services currently provided by the state. Official estimates placed the shortfall at $4.8 billion, with some saying the shortfall could be more if all the spending needs for education, prisons, health and human services were met. Work on the 1992-93 budget was delayed until a summer special session.

	In late June 1991, the Comptroller outlined in his first Texas Performance Review (TPR) report, Breaking the Mold: New Ways to Govern Texas, that he had found substantial general revenue related savings that could be used to reduce the 1992-93 shortfall. The Comptroller also reported several ways to reorganize state government in the areas of human services, natural resources, and state licensing boards. After the release of the TPR report, the Legislature was called into a special session to deal sequentially with the reorganization of state government, the budget, taxes and fees. In mid-August, the Legislature approved an all funds budgets of $60.1 billion and a general revenue related budget of $34.6 billion and $3.4 billion in new revenue measures to pay for it.

	The new budget contained significant increases in funding for health and human services, education, and public safety and corrections. The health and human services budget increased by $5.1 billion because of increasing client loads and expanding federal mandates in Medicaid and other areas. Funding for education increased by $2.3 billion, which included complete funding for a revised public school funding formula. Funding for public safety and corrections increased by over $700 million because of increased prison construction and related operating costs.

	The $3.4 billion in new general revenue related revenues to finance the budget came from several sources. A tax bill raised a total of $2.1 billion for the state. A fiscal management bill added another $779 million. Legislative approval of a lottery added another $462 million. Finally, another $50 million was added through a change in the Permanent School Fund investment strategy, which made additional short-term earnings available to help fund public schools during the biennium.

	The most important component of the tax bill was a major overhaul of the state's franchise tax, which included a new measure of business activity referred to as "earned surplus". A part of the change was a lowering of the tax rate on capital from $5.25 to $2.50 per $1,000. An additional surtax on "earned surplus", which includes federal net corporate income and officers' and directors' compensation of 4.5 percent, was added. Essentially, corporations pay tax on capital or tax on "earned surplus", whichever is higher.

	1994-95 Budget. The 73rd Legislature convened for its regular session on January 12, 1993, and adjourned on May 31, 1993. For the 1994-95 biennium, the Legislature approved a budget of approximately $70.1 billion, including about $38.8 billion in general revenue related appropriations. General revenue funding increased 10.6 percent over 1992-93, the smallest increase since 1988-89. The shape of the budget reflects the pressures to prove an adequate level of services without increasing taxes. The "no new taxes" them placed lawmakers in the position of finding alternative ways to finance increased funding. This was accomplished by incorporating proposals contained in the Governor's report, Working for Texas, and the Comptroller's Texas Performance Review report, Against the Grain: High-Quality Low-Cost Government for Texas. Also, the state continued to expand its use of federal funding in health, human services, and education programs. Federal funds are estimated to reach $19.8 billion during the 1994-95 biennium.

	In 1993, Texas became the first state to adopt a performance-based budget, using a strategic planning budget system that ties funding levels to results for every aspect of state government. The new system allows legislators to analyze state agency needs in terms of outcomes.

	With the repeal of one-time delays by the 74th Legislature, 1994-95 estimated general revenue related spending is $40.0 billion.

	1996-97 Budget. When the 74th Legislature convened on January 10, 1995, state elected officials had already made a commitment to pass a state budget without raising additional taxes. While this was an extremely challenging task due to demands for additional funding for public education and other governmental services, it became much easier with the Comptroller's January 1995 release of the 1996-97 Biennial Revenue Estimate detailing significant growth in state revenues and an estimated balance of $3.0 billion from the 1994-95 biennium.

	The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation. The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

	With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $7.3 billion of general obligation bonds have been authorized in Texas and almost $2.81 billion of such bonds are currently outstanding. Of these, over 37% were issued by the Veterans' Land Board.

	Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

	From the time Standard & Poor's Corporation began rating Texas general obligation bonds in 1956 until early 1986, the firm gave such bonds its highest rating, "AAA." In April 1986, in response to the State economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa", its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

	The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's Corporation and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.


	Litigation. The State is a party to various legal proceedings relating to its operations and governmental functions but, unrelated to the Bonds or the security for the Bonds. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General, none of such proceedings, if finally decided adversely to the State, would have a materially adverse effect on the long-term financial condition of the State.

	The Sponsor believes the information summarized above describes some of the more significant aspects relating to the State Trust and Umbrella Series.
 The sources of such information are the official statements of issuers located in each of the respective States as well as other publicly available documents. While the Sponsor has not independently verified this information, they have no reason to believe that such information is not correct in all material respects.


The Units

	On the date of this Prospectus, each Unit in a State Trust and Umbrella Series represented a fractional undivided interest in the principal and net income of such State Trust and Umbrella Series as is set forth in the "Summary of Essential Information" of Part A. If any Units are redeemed after the date of this Prospectus by the Trustee, the principal amount of the Bonds in the affected State Trust and Umbrella Series will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in the affected State Trust and Umbrella Series represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement. (See "Amendment and Termination of the Trust Agreement--Termination".) References in this Prospectus to "Units" are to Units which represented the fractional undivided interest indicated in the "Summary of Essential Information" of Part A.


Estimated Current Return and Estimated Long-Term Return

	Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the yield as computed to maturity of the bonds or to an earlier redemption date and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Since Units of each State Trust and Umbrella Series are offered on a dollar price basis, the rate of return on an investment in Units of a State Trust and Umbrella Series is stated in terms of "Estimated Current Return", computed by dividing the Net Annual Income per Unit by the Public Offering Price per Unit. Any change in either the Net Annual Income per Unit or the Public Offering Price per Unit will result in a change in the Estimated Current Return. The Net Annual Income per Unit of a State Trust and Umbrella Series is determined by dividing the total annual interest income to such State Trust and Umbrella Series, less estimated annual fees and expenses of the Trustee, the Sponsor, and the Evaluator, by the number of Units of such State Trust and Umbrella Series outstanding. The Net Annual Income per Unit of a State Trust and Umbrella Series will change as the income or expenses of such State Trust and Umbrella Series changes and as Bonds are redeemed, paid, sold or exchanged. For a statement of the Net Annual Income per Unit and the Estimated Current Return based on the Public Offering Price, see Part A under "Summary of Essential Information".

	The Estimated Long-Term Return for a State Trust and Umbrella Series is a measure of the return to the investor over the estimated life of a State Trust and Umbrella Series. The Estimated Long-Term Return represents an average of the yields to maturity (or call) of the Bonds in a State Trust and Umbrella Series' portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. In calculating Estimated Long-Term Return, the average yield for a State Trust and Umbrella Series' portfolio is derived by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. Once the average portfolio yield is computed, this figure is then reduced to reflect estimated expenses and the effect of the maximum sales charge paid by investors.

	A State Trust and Umbrella Series may experience expenses and portfolio charges different from those assumed in the calculation of Estimated Long-Term Return. There thus can be no assurance that the Estimated Current Returns or Estimated Long-Term Returns quoted for a State Trust and Umbrella Series will be realized in the future. Since both Estimated Current Return and Estimated Long-Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then-current market value of the underlying Bonds and may be higher or lower.



TAXES

	The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

	In the opinion of Battle Fowler, LLP, special counsel for the Sponsor, under existing law:

	The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as the income of the Unit holders ("Holders") in the manner set forth below.

	Each Holder of Units of a Trust will be considered the owner of a pro rata portion of each Bond in the State Trust and Umbrella Series under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to determine the face amount of a Holder's pro rata portion of each Bond on the Date of Deposit, see "Aggregate Principal" under "Portfolio of Securities". The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond. In order for a Holder who purchases his Units on the Date of Deposit to determine the fair market value of his pro rata portion of each Bond on such date, see "Cost of Securities to Trust" under "Portfolio of Securities".

	Each Holder of Units of a Trust will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the State Trust and Umbrella Series. In the opinion of bond counsel (delivered on the date of issuance of each Bond), such interest will be excludable from gross income for regular Federal income tax purposes
(except in certain limited circumstances referred to below). Amounts received by the State Trust and Umbrella Series pursuant to a bank letter of credit, guarantee or insurance policy with respect to payments of principal, premium or interest on a Bond in the State Trust and Umbrella Series will be treated for Federal income tax purposes in the same manner as if such amounts were paid by the issuer of the Bond.

	The State Trust and Umbrella Series may contain Bonds which were originally issued at a discount ("original issue discount"). The following principles will apply to each Holder's pro rata portion of any Bond originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a tax-exempt obligation issued after September 3, 1982, is deemed to accrue as tax-exempt interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a tax-exempt obligation issued before July 2, 1982 is deemed to accrue as tax-exempt interest ratably over the life of the obligation. Original issue discount on any tax-exempt obligation issued during the period beginning July 2, 1982 and ending September 3, 1982 is also deemed to accrue as tax-exempt interest over the life of the obligation, although it is not clear whether such accrual is ratable or is determined under a formula based on the compounding of interest. If a Holder's tax basis for his pro rata portion of a Bond issued with original issue discount is greater than its "adjusted issue price" but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Bond at an "acquisition premium." A Holder's adjusted tax basis for his pro rata portion of a Bond issued with original issue discount will include original issue discount accrued during the period such Holder held his Units. Such increases to the Holder's tax basis in his pro rata portion of the Bond resulting from the accrual of original issue discount, however, will be reduced by the amortization of any such acquisition premium.

	If a Holder's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Bond with "amortizable bond premium". The Holder is required to amortize such bond premium over the term of the Bond. Such amortization is only a reduction of basis for his pro rata portion of the Bond and does not result in any deduction against the Holder's income. Therefore, under some circumstances, a Holder may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

	A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the State Trust and Umbrella Series for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Bond acquired by the Holder at a "market discount" (i.e., where the Holder's original tax basis for his pro rata portion of the Bond (plus any original issue discount which will accrue thereon until its maturity) is less than its stated redemption price at maturity) would be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Bond when he sells or redeems all or some of his Units.

	Under Section 265 of the Code, a Holder (except a corporate Holder) is not entitled to a deduction for his pro rata share of fees and expenses of the State Trust and Umbrella Series because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by a Holder to purchase or carry Units of the State Trust and Umbrella Series, interest on such indebtedness will not be deductible for Federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for state tax purposes.

	From time to time proposals are introduced in Congress and state legislatures which, if enacted into law, could have an adverse impact on the tax-exempt status of the Bonds. It is impossible to predict whether any legislation in respect of the tax status of interest on such obligations may be proposed and eventually enacted at the Federal or state level.

	The foregoing discussion relates only to Federal and certain aspects of New York State and City income taxes. Depending on their state of residence, Holders may be subject to state and local taxation and should consult their own tax advisers in this regard.

*  *  *  *  *

	Interest on certain tax-exempt bonds issued after August 7, 1986 will be a preference item for purposes of the alternative minimum tax ("AMT"). The Sponsor believe that interest (including any original issue discount) on the Bonds should not be subject to the AMT for individuals or corporations under this rule. A corporate Holder should be aware, however, that the accrual or receipt of tax-exempt interest not subject to the AMT may give rise to an alternative minimum tax liability (or increase an existing liability) because the interest income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code and will be taken into account for purposes of the environmental tax on corporations under Section 59A of the Code, which is based on an alternative minimum taxable income.

	In addition, interest on the Bonds must be taken into consideration in computing the portion, if any, of social security benefits that will be included in an individual's gross income and subject to Federal income tax. Holders are urged to consult their own tax advisers concerning an investment in Units.

	At the time of issuance of each Bond, an opinion relating to the validity of the Bond and to the exemption of interest thereon from regular Federal income taxes was or will be rendered by bond counsel. Neither the Sponsor nor Battle Fowler LLP nor any of the special counsel for state tax matters have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions. The tax exemption is dependent upon the issuer's (and other users') compliance with certain ongoing requirements, and the opinion of bond counsel assumes that these requirements will be complied with. However, there can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on the Bond could be determined to be taxable retroactively to the date of issuance.

	In the case of certain of the Bonds, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of such Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be exempt from regular Federal income taxes, although interest on such Bonds received by others would be exempt from regular Federal income taxes. "Substantial user" is defined under U.S. Treasury Regulations to include only a person whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

	After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the State Trust and Umbrella Series on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the State Trust and Umbrella Series of any Bond), and the fees and expenses paid by the State Trust and Umbrella Series. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

	The description of Federal tax consequences applies separately for each State Trust and Umbrella Series. Below, arranged alphabetically by state, is a description of certain state and local tax consequences for residents of the state and locality for which such State Trust is named.


California Trust

	In the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, Los Angeles, California, special counsel on California tax matters, under existing law:

	The California Trust is not taxable as a corporation for California tax purposes. Interest on the underlying Securities owned by the California Trust that is exempt from personal income taxes imposed by the State of California will retain its status as interest exempt from personal income tax imposed by the State of California when subject to tax in the hands of the Unit Holders.

	Each Unit Holder of the California Trust will recognize gain or loss on the sale, redemption or other disposition of Securities within the California Trust, or on the sale or other disposition of Unit Holders interest in the California Trust. As a result, a Unit Holder may incur California tax liability upon the sale, redemption or other disposition of Securities within the California Trust or upon the sale or other disposition of his or her Units.

	The exemption of interest income with respect to Securities within the California Trust under the California personal income tax law does not necessarily result in exemption under the income tax laws of the federal government or any other state or political subdivision. The laws of state and local taxing authorities vary with respect to the taxation of such obligations and each Unit Holder should consult his or her own tax advisor as to the tax consequences of his or her investment in the California Trust under other applicable federal, state and local tax laws.


Connecticut Trust

	On the Date of Deposit for each Connecticut Trust, Messrs. Day, Berry and Howard, special Connecticut counsel on Connecticut tax matters, rendered an opinion which was based explicitly on the opinion of Messrs. Cahill Gordon & Reindel regarding Federal income tax matters, under then existing Connecticut law substantially to the effect that:

	The Connecticut Trust is not subject to the Connecticut corporation business tax or any other tax on or measured by net income imposed by the State of Connecticut;

	Interest income of the Connecticut Trust from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any agency, instrumentality, authority, or district of either (a "Connecticut Issuer"), or from obligations of United States territories or possessions and their public authorities the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unit holder from the issuer thereof, is not taxable under the Connecticut income tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income Tax"), when received by the Connecticut Trust or when distributed by it to such a Unit holder;

	Gains and losses recognized by a Unit holder for Federal income tax purposes upon the sale, redemption, or other disposition of Units of the Connecticut Trust held by a Unit holder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a unit holder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the sale or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust or, to the extent attributable to Connecticut Bonds, of gains and losses recognized upon the redemption, sale, or other disposition by a Unit holder of a Unit of the Connecticut Trust held by him;

	The portion of any interest or capital gain of the Connecticut Trust that is allocable to a Unit holder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unit holder for purposes of such tax; and

	An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

	The Connecticut Income Tax was enacted in August 1991. Generally, under this tax as enacted, a Unit holder recognizes gain or loss upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of an obligation held by it, or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unit holder, to the same extent that gain or loss is recognized by the Unit holder thereupon for Federal income tax purposes. However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992.
 It is not clear whether this provision would apply to gain or loss recognized by a Unit holder upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust or, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unit holder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unit holder. Unit holders are urged to consult their own tax advisers in this regard.

	By legislation adopted May 19, 1993, as amended by legislation adopted June 25, 1993, Connecticut enacted the net Connecticut minimum tax, retroactive to taxable years beginning on or after January 1, 1993, which is applicable to individuals, trusts, and estates that are subject to the Federal alternative minimum tax. Income of the Connecticut Trust that is subject to the Federal alternative minimum tax in the case of such Unit holders may also be subject to the net Connecticut minimum tax.


Florida Trust

	On the Date of Deposit for each Florida Trust, Messrs. Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special Florida counsel on Florida tax matters, rendered an opinion, under then existing law substantially to the effect that:

	The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

	Non-Corporate Unit holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Unit holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Unit holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than "non-business income" as defined by Chapter 220.

	Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently
Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

	Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or the Florida sales or use tax.

	The Florida Trust will not be subject to Florida intangible personal property tax. In addition, Units of the Florida Trust will not be subject to Florida intangible personal property tax.

	The issuance and sale of the Units by the Florida Trust will not subject either the Florida Trust or the Unit holders to the Florida documentary stamp tax.

	The transfer of Units by a Unit holder will not be subject to the Florida documentary stamp tax.

	In the event Bonds issued by the government of Puerto Rico, the government of Guam, or the government of the United States Virgin Islands are included in the Florida Trust, the opinions expressed above will be unchanged.

	For the purposes of the foregoing opinion, the following terms have the following meanings:

	(a)	"Non-Corporate Unit holder" -- a Unit  holder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes (1989 and Supp. 1990) as amended by Chapter 91-112, Laws of Florida ("Chapter 220").

	(b)	"Corporate Unit holder" -- a Unit holder of the Florida Trust that is a corporation subject to the Florida state income tax on corporations under Chapter 220.


Maryland Trust

	Messrs. Venable, Baetjer and Howard acted as special Maryland counsel to Maryland Trust 75 and all prior Maryland Trusts. Messrs. Weinberg & Green acted as special Maryland counsel to Maryland Trust 76 and all subsequent Maryland Trusts. On the Date of Deposit for each Maryland Trust, the respective counsel to the Trusts rendered an opinion for Maryland State and local income tax purposes and under then existing law, substantially to the effect that:

	The Maryland Trust will not be treated as an association taxable as a corporation, and the income of the Maryland Trust will be treated as the income of the Holders. The Maryland Trust is not a "financial institution" subject to the Maryland Franchise Tax measured by net earnings. The Maryland Trust is not subject to Maryland property taxes imposed on the intangible personal property of certain corporations.

	Except as described below in the case of interest paid on private activity bonds constituting a tax preference for federal income tax purposes, a Holder will not be required to include such Holder's pro-rata share of the earnings of, or distributions from, the Maryland Trust in such Holder's Maryland taxable income to the extent that such earnings or distributions represent interest excludable from gross income for federal income tax purposes received by the Maryland Trust on obligations of the State of Maryland, the Government of Puerto Rico, or the Government of Guam and their respective political subdivisions and authorities. Interest on Debt Obligations is subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.

	In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable by Maryland.

	A Holder will recognize taxable gain or loss, except in the case of an individual Holder who is not a Maryland resident, when the Holder disposes of all or part of such Holder's pro-rata portion of the Debt Obligations in the Maryland Trust. A Holder will be considered to have disposed of all or part of such Holder's pro-rata portion of each Debt Obligation when the Holder sells or redeems all or some of such Holder's Units. A Holder will also be considered to have disposed of all or part of such Holder's pro-rata portion of a Debt Obligation when all or part of the Debt Obligation is disposed of by the Maryland Trust or is redeemed or paid at maturity. Gain included in the gross income of Holders for federal income tax purposes is, however, subtracted from income for Maryland income tax purposes to the extent that the gain is derived from the disposition of Debt Obligations issued by the State of Maryland and its political subdivisions. Profits realized on the sale or exchange of Debt Obligations are subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.

	Units of the Maryland Trust will be subject to Maryland inheritance and estate tax only if held by Maryland residents.

	Neither the Debt Obligations nor the Units will be subject to Maryland personal property tax.

	The sales of Units in Maryland or the holding of Units in Maryland will not be subject to Maryland Sales or Use Tax.


Massachusetts Trust

	On the Date of Deposit for each Massachusetts Trust, Messrs. Palmer and Dodge, special Massachusetts counsel on Massachusetts tax matters, rendered an opinion, which is based explicitly on the opinion of Messrs. Cahill Gordon & Reindel regarding Federal income tax matters, under then existing
Massachusetts law substantially to the effect that:

	Tax-exempt interest for Federal income tax purposes received by or through the Massachusetts Trust, or by or through a Previous Trust in which the Massachusetts Trust owns an interest, on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, by the government of Puerto Rico or by its authority or by the government of Guam or by its authority, will not result in a Massachusetts income tax liability for the Massachusetts Trust or for Unit holders who are subject to Massachusetts income taxation under Massachusetts General Laws, Chapter 62.

	Capital gain and capital loss realized by the Massachusetts Trust and included in the Federal gross income of Unit holders who are subject to Massachusetts income taxation under General Laws, Chapter 62 will be included as capital gains and losses in the Unit holder's Massachusetts gross income, except where capital gain is specifically exempted from income taxation under the Massachusetts statute authorizing issuance of the obligations held by the Massachusetts Trust or held by the Previous Trusts in which the Massachusetts Trust owns an interest, and will not result in a Massachusetts income tax liability for the Massachusetts Trust.

	Gains and losses realized on sale or redemption of Units by Unit holders who are subject to Massachusetts income taxation under Massachusetts General Laws, Chapter 62 will be includible in their Massachusetts gross income.



Minnesota Trust

	On the Date of Deposit for each Minnesota Trust, Messrs. Dorsey & Whitney, a partnership including professional corporations, special Minnesota counsel on Minnesota tax matters, rendered an opinion under then existing law substantially to the effect that:

	The Minnesota Trust is not an association taxable as a corporation for purposes of Minnesota income taxation. Minnesota taxable net income is, with certain modifications, determined with reference to federal taxable income. Each Unit holder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust (including the ownership interest of the Minnesota Trust in property comprising previously issued Series) for purposes of Minnesota income taxation, and the income of the Minnesota Trust will be treated as the income of the Unit holders under Minnesota law. Interest on Bonds that would be excluded from Minnesota taxable net income when paid directly to an individual, estate or trust will be excluded from Minnesota taxable net income of Unit holders that are individuals, estates or trusts when received by the Minnesota Trust (or by a previously issued Series in which the Minnesota Trust has an ownership interest) and when distributed to such Unit holders. Interest on Bonds that would be included in Minnesota "alternative minimum taxable income" when paid directly to a noncorporate taxpayer will be included in Minnesota "alternative minimum taxable income" of Unit holders that are individuals, estates or trusts for purposes of the Minnesota alternative minimum tax.

	Any such Unit holder that is subject to Minnesota income taxation will realize taxable gain or loss when the Minnesota Trust (or a previously issued Series in which the Minnesota Trust has an ownership interest) disposes of a Bond or an ownership interest in a previously issued Series (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells Units at a price that differs from original cost, as adjusted for amortization of bond premium and other basis adjustments. The total tax cost of each Unit to a Unit holder is allocated proportionately (by value) among each of the Bonds held in the Minnesota Trust. Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in the realization of taxable gain by Unit holders when their Units (or underlying Bonds) are sold or redeemed for an amount equal to or less than their original cost. Minnesota has repealed the favorable treatment of capital gains, but preserved limitations on the deductibility of capital losses.

	Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds," as such terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unit holder that is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unit holder.

	Minnesota law does not permit a deduction for interest on indebtedness incurred or continued by individuals, estates and trusts to purchase or carry Units. Minnesota law also restricts the deductibility of other expenses allocable to Units.

	With limited exceptions, interest on Bonds in the Minnesota Trust will be included in taxable income for purposes of the Minnesota franchise tax on corporations and financial institutions. No opinion is expressed as to other Minnesota tax effects on Unit holders that are corporations or financial institutions.

	The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. A Trust is not aware of any judicial decision holding that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, a Trust cannot predict the likelihood that interest on the Minnesota Bonds held by a Trust would become taxable under this Minnesota statutory provision.


Missouri Trust

	Messrs. Bryan, Cave, McPheeters & McRoberts acted as special Missouri counsel to Missouri Trust 75 and all prior Missouri Trusts. Messrs. Blackwell Sanders Matheny Weary & Lombardi acted as special Missouri counsel to Missouri Trust 76 and all subsequent Missouri Trusts. On the Date of Deposit for each Missouri Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

	For Missouri income tax purposes under Chapters 143 of the Missouri Revised Statutes, the Missouri Trust will be treated as having the same organizational characteristics as it is accorded for Federal Income Tax purposes. In reliance upon the opinion of Cahill Gordon & Reindel as described above, we are therefore of the opinion that the Missouri Trust is not an association taxable as a corporation under Missouri law, that each Unit holder will be treated as the owner of a proportionate, undivided interest in the Missouri Trust, and the income of the Missouri Trust will be treated as the income of such Unit holders.

	Under Missouri law, interest income received by the Missouri Trust from
(i) obligations of the State of Missouri, its political subdivisions and authorities, or (ii) bonds issued by the Government of Puerto Rico, or by its authority, and which is excluded from Federal gross income by Federal law or on which Missouri is prohibited by Federal law from imposing an income tax, will be excluded from the Missouri taxable income of the Unit holders to the extent that the interest is exempt from income tax under Missouri law when received by the Missouri Trust.

	Gains and losses from the Missouri Trust treated for Federal Income Tax purposes as the gains and losses of the Unit holders, to the extent included in Federal gross income, will be included in the Missouri taxable income of Unit holders who are individuals, except to the extent that (i) such Unit holders are non-residents of Missouri and (ii) such gains and losses of such non-resident Unit holders are derived from sources wholly without Missouri. Such gains or losses, to the extent included in determining the Federal taxable income of a corporate Unit holder after Missouri adjustments, are allocated or apportioned to Missouri in order to determine Missouri taxable income.


Nebraska Trust

	In the opinion of Kutak, Rock, Omaha, Nebraska, special counsel on Nebraska's tax matters, with respect to the Nebraska Trust, under existing law applicable to individuals, corporations, estates and trusts who are Nebraska residents:

	1.	under Nebraska income tax law, each Unitholder of the Nebraska
Trust will be treated as the owner of a pro rata portion of the Nebraska Trust and income of the Nebraska Trust will be treated as income of the respective Unitholders. Interest on Securities in the Nebraska Trust that is exempt from personal and corporate income tax under the income tax law of the State of Nebraska when received by such Nebraska Trust will retain its tax-exempt status when distributed to the Unitholders.

	2.	Each Unitholder of the Nebraska Trust will have a taxable event when the Nebraska Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells its certificates. For purposes of determining gain or loss, the total tax cost of each Unit to a Unitholder is allocated among the underlying Securities(in accordance with the proportion of the Nebraska Trust's assets comprised by such Security), in order to determine the Unitholder's per Unit tax cost for each Security.

	3.	Title 48 U.S.C. Section 745 provides that bonds issued by the
Government of Puerto Rico, or by its authority, shall be exempt from taxation by any state or by any county, municipality or other municipal subdivision of any state. Accordingly, the interest on any such obligations held by the Nebraska Trust would be exempt from the Nebraska corporate and individual income taxes applicable to resident corporations, resident trusts, residents estates and resident individuals.

	4.	Upon the death of a Unitholder, the value of the Unit will be included in the estate of such deceased Unitholder and will be subject to Nebraska inheritance tax.


New Jersey Trust

	On the Date of Deposit for each New Jersey Trust, Messrs. Shanley & Fisher, P.C., special New Jersey counsel on New Jersey tax matters, rendered an opinion under then existing law substantially to the effect that:

	The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

	The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New Jersey Trust for purposes of the New Jersey Gross Income Tax Act, and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Unit Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey Gross Income Tax Act (P.L. 1976 C. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Unit Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax Act.

	Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.


North Carolina Trust

	In the opinion of Messrs. Petree Stockton, special North Carolina counsel on North Carolina tax matters, with respect to the North Carolina Trust, under then existing law applicable to persons who are North Carolina residents:

	The State of North Carolina imposes a tax upon the taxable income of individuals, corporations, estates, and trusts. Nonresident individuals are generally taxed only on income from North Carolina sources. Corporations doing business within and without North Carolina are entitled to allocate and apportion their income if they have income from business activity which is taxable in another state. The mere ownership of Units will not subject a nonresident Unit holder to the tax jurisdiction of North Carolina.

	Counsel has been advised that for Federal income tax purposes the North Carolina Trust will be a grantor trust and not an association taxable as a corporation. Upon this assumption, counsel is of the opinion that the North Carolina Trust will be treated as a grantor trust for North Carolina income tax purposes and not as an association taxable as a corporation. Each participant in the North Carolina Trust must report his share of the taxable income of the North Carolina Trust.

	The calculation of North Carolina taxable income of an individual, corporation, estate or trust begins with Federal taxable income.
Certain modifications are specified, but no such modification requires the addition of interest on the obligations of the State of North
Carolina, its political subdivisions, or nonprofit educational institutions organized or chartered under the laws of North Carolina.

	As a general rule, gain (or loss) from the sale of obligations held by the North Carolina Trust (whether as a result of the sale of such obligations by the North Carolina Trust or as a result of the sale of a unit by a Unit holder) is includible (or deductible) in the calculation of the Unit holder's North Carolina taxable income. Under the language of certain enabling legislation such as the North Carolina Hospital Authorities Act, the North Carolina Health Care Facilities Finance Act, the North Carolina Housing Finance Agency Act, the act establishing the North Carolina State Ports Authority, the North Carolina Joint Municipal Electric Power and Energy Act, the act authorizing the organization of business development corporations, the North Carolina Higher Education Facilities Finance Act, the North Carolina Agricultural Finance Act, and the act establishing the North Carolina Solid Waste Management Loan Program, profits made on the sale of obligations issued by authorities created thereunder are made expressly exempt from North Carolina income taxation. The exemption of such profits from North Carolina income taxation does not require a disallowance of any loss incurred on the sale of such obligations in the calculation of North Carolina income taxes.

	For Federal income tax purposes, interest on North Carolina obligations that would otherwise be exempt from taxation may in certain circumstances be taxable to the recipient. North Carolina law provides that the interest on North Carolina obligations shall maintain its exemption from North Carolina income taxation notwithstanding that such interest may be subject to federal income taxation.

	North Carolina imposes a tax on persons for the privilege of ownership of items of intangible personal property. The tax is generally imposed at the rate of $.25 per $100 of the value of each item of intangible personal property at December 31 of each year. Bonds and other evidences of indebtedness of the State of North Carolina, political subdivisions of the State, agencies of such governmental units, or nonprofit educational institutions organized or chartered under the laws of North Carolina are exempt from the intangible personal property tax.

	This exemption does not extend to units of ownership of an investment trust that owns obligations which would be exempt from the intangible personal property tax if owned directly by the Unit holders of the investment trust. However, the North Carolina Department of Revenue by regulation has announced that the taxable value of units of ownership in an investment trust may be reduced by a percentage equal to the ratio of direct obligations of the United States Government and direct obligations of the State of North Carolina and its political subdivisions held in the trust on December 31. Thus, if the assets then held by the North Carolina Trust consist entirely of direct obligations of the United States Government and direct obligations of the State of North Carolina and its political subdivisions, the entire value of the North Carolina Trust Units will not be subject to the intangible personal property tax under this regulation.

	North Carolina imposes a tax on transfers which occur by reason of death or by gift. Transfers of obligations of North Carolina, its political subdivisions, agencies of such governmental units, or nonprofit educational institutions organized or chartered under the laws of North Carolina are not exempt from the North Carolina inheritance and gift taxes.

	48 U.S.C. 745 provides that bonds issued by the Government of Puerto Rico, or by its authority, shall be exempt from taxation by any State or by any county, municipality, or other municipal subdivision of any State. Accordingly, interest on any such obligations held by the North Carolina Trust would be exempt from the North Carolina corporate and individual income taxes. The North Carolina Department of Revenue takes the position that gains from the sale or other disposition of such obligations are subject to the North Carolina corporate and individual income taxes. Such obligations would be treated as obligations of the United States for purposes of the intangible personal property tax and the application of such tax to units of ownership in an investment trust.


Ohio Trust

	On the Date of Deposit for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel on Ohio tax matters, rendered an opinion under then existing law substantially to the effect that:

	The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

	Income of the Ohio Trust will be treated as the income of the Unit holders for purposes of the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unit holder.

	Interest on Ohio Obligations held by the Ohio Trust is exempt from the Ohio personal income tax and Ohio school district income taxes, and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unit holders.

	Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unit holders.

	Except as stated in the next sentence, Ohio municipalities may not impose income taxes on interest on or profit made on the sale of intangible property, including Ohio Obligations. The municipalities of Indian Hill, Wickliffe and Wyoming are authorized by state law to, and do, impose a tax on certain intangible income; however, it is not clear that such municipalities may tax interest on or profit made on the sale, exchange or other disposition of Ohio Obligations. In addition, specific Ohio statutes authorizing the issuance of certain Ohio Obligations generally provide that the interest on and, in some cases, gain or profit from the sale or other disposition of such Ohio Obligations are exempt from all taxation in the State. Interest on and gain or profit from the sale or other disposition of obligations issued pursuant to such statutes are exempt from all Ohio municipal income taxes.


Pennsylvania Trust

	On the Date of Deposit for each Pennsylvania Trust, Messrs. Drinker Biddle & Reath, special Pennsylvania counsel on Pennsylvania tax matters, rendered an opinion under then existing law substantially to the effect that:

	Units evidencing fractional undivided interests in the Pennsylvania Trust are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent that the Trust is comprised of bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision ("Pennsylvania Bonds"). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh under the Act of June 20, 1947, P.L. 733, as amended, and by the City of Pittsburgh under Ordinance No. 599 of December 28, 1967. The portion, if any, representing Pennsylvania Bonds held by Units in a Prior Trust are also not subject to such taxes. The portion, if any, of such Units representing bonds or other obligations issued by the Government of Guam or by its authority, bonds issued by the Government of Puerto Rico or by its authority, and bonds issued by the Government of the Virgin Islands or by a municipality thereof (collectively, "Possession Bonds") is not expressly exempt from taxation under the foregoing Pennsylvania Acts. However, such bonds are expressly relieved from state taxation by United States statutes. Therefore, Units in the Pennsylvania Trust are not subject to Personal Property Tax to the extent that the Trust is comprised of Possession Bonds. Pennsylvania Trust Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.

	Income received by a Unit holder attributable to interest realized by the Pennsylvania Trust from Pennsylvania Bonds, Possession Bonds, and Prior Trust Units is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate Net Income tax imposed by Article IV of the Tax Reform Code of 1971; nor to individuals under the Philadelphia School District Net Income Tax ("School District Tax") imposed on Philadelphia resident individuals under the authority of the Act of August 9, 1963, P.L. 640.

	Income received by a Unit holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds, Possession Bonds and Prior Trust Units is not taxable to individuals, estates or trusts under the Personal Income Tax. Nor is such gain taxable under the Corporate Net Income Tax or under the School District Tax, except that gain on the sale or other disposition of Possession Bonds and that portion of Prior Trust Units attributable to such investments held for six months or less may be taxable under the School District tax.

	To the extent that gain on the disposition of a Unit represents gain realized on Pennsylvania or Possession Bonds held by the Pennsylvania Trust or held by Prior Trust Units, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a Unit held for more than six months is not subject to the school District Tax.

	No opinion is expressed regarding the extent, if any, to which Units, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax).


Texas Trust

	The opinion of Akin, Gump, Strauss, Hauer & Feld, special Texas counsel on Texas tax matters with respect to the Texas Trust, given on the Date of Deposit under then existing Texas law which is subject to change includes the following:

	(1)	Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

	(2)	Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

	(3)	The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

	(4)	With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).


EXPENSES AND CHARGES

	Initial Expenses. At no cost to the State Trust and Umbrella Series, the Sponsor has borne all the expenses of creating and establishing each Multistate Trust or Umbrella Series with a Date of Deposit prior to June 22, 1995, including the cost of the initial preparation and execution of the Trust Agreement, initial preparation and printing of the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses and other out-of-pocket expenses. All or some portion of the expenses incurred in establishing each Multistate Trust or Umbrella Series with a Date of Deposit on or after June 22, 1995, including the cost of the initial preparation of documents relating to a Trust, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses have been paid by the Trust, and amortized over five years. The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreement.

	Trustee's, Sponsor's and Evaluator's Fees--The Trustee will receive for its ordinary recurring services to each Multistate Trust or Umbrella Series an annual fee in the amount set forth in the "Summary of Essential Information" of Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit Holders".
The Trustee will receive the benefit of any reasonable cash balances in the Interest and Principal accounts.

	The Portfolio supervision fee (the "Supervision Fee"), which is earned for Portfolio supervisory services is based upon the greatest face amount of Bonds in the Trust at any time during the calendar year with respect to which the fee is being computed. The Supervision Fee has been incurred by Portfolios which have come into existence after August 14, 1991, beginning with Series 345, initially, and each Series, in existence, thereafter.

	The Supervision Fee, which is not to exceed the amount set forth in Part A--"Summary of Essential Information", may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of Tax Exempt Securities Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year. In addition, the Sponsor may also be reimbursed for bookkeeping and other administrative services provided to the Trust in amounts not exceeding their costs of providing these services.

	The Evaluator determines the aggregate bid price of the underlying securities on a daily basis at a fee in the amount set forth under Part A, "Summary of Essential Information," for each evaluation of the Bonds in a State Trust and Umbrella Series. For a discussion of the services performed by the Evaluator pursuant to its obligations under the Trust Agreement, see "Evaluator--Responsibility" and "Public Offering--Offering Price".

	Any of such fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent" or, if such Index is no longer published, in a similar index to be determined by the Trustee and the Sponsor.
 In addition, at the time of any such increase, the Trustee shall also be entitled to charge thereafter an additional fee at a rate or amount to be determined by the Trustee and the Sponsor based upon the face amount of Deposited Units in a Trust, for the Trustee's services in maintaining such Deposited Units. The approval of Unit holders shall not be required for charging of such additional fee.

	Other Charges--The following additional charges are or may be incurred by a State Trust and Umbrella Series: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Unit holders; expenses and costs of any action undertaken by the Trustee to protect the Multistate Trust or Umbrella Series and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust and Umbrella Series; in the case of certain trusts, to the extent lawful, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or a State Trust and Umbrella Series under Federal or state securities laws subsequent to initial registration so long as the Sponsor are maintaining a market for the Units; and all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust and Umbrella Series (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on such State Trust and Umbrella Series. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.


PUBLIC OFFERING

Offering Price

	The Public Offering Price of the Units of the respective State Trust and Umbrella Series is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to the percentage of the Public Offering Price indicated for the Trust in Part A, "Summary of Essential Information". The aggregate bid price of the underlying Bonds may be expected to be less than the aggregate offering price of the Bonds. (See "Method of Evaluation".) A proportionate share of accrued and undistributed interest on the Bonds in a State Trust and Umbrella Series at the date of delivery of the Units of such State Trust and Umbrella Series to the purchaser is also added to the Public Offering Price.

	Units of a State Trust and Umbrella Series are available to employees of certain of the Sponsor, pursuant to employee benefit plans, at a Public
Offering Price equal to the Evaluator's determination of the aggregate bid price of Bonds of a State Trust and Umbrella Series per Unit plus a sales charge of 1.25% of the Public Offering Price. Sales through such plans to employees of the Sponsor require less selling effort and selling expenses than sales to the general public.


Method of Evaluation

	The aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchase and sell Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds* , (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the "Summary of Essential Information" of Part A, effective for all sales made subsequent to the last preceding determination. The term "business day," as used herein, shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1.5 % of principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1%, and in the case of inactively traded securities, such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder. For information relating to the calculation of the Redemption Price per Unit, which is also based on the aggregate bid price of the underlying Bonds and which may be expected to be less than the Public Offering Price per unit, see "Rights of Unit Holders--Redemption of Units".


Distribution of Units

	Units acquired in the secondary market (see "Public Offering--Market for Units") may be offered by this Prospectus at the Public Offering Price determined in the manner provided above (see "Public Offering--Offering
Price"). The Sponsor will allow a discount on Units sold to members of the National Association of Securities Dealers, Inc. Such discount is subject to change from time to time.

	Sales will be made only with respect to whole Units, and the Sponsor reserve the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unit holder (Certificate holder) or become entitled to exercise the rights of a Unit holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unit holder is the Public Offering Price in effect at the time his order is received, plus accrued interest (see "Public Offering--Method of Evaluation"). This price may be different from the Public Offering Price in effect on any other day, including the day on which the Unit holder pays for the Units.


Market for Units

	Although not obligated to do so, the Sponsor presently intend to maintain a market for the Units of the respective State Trust and Umbrella Series and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds which may be less than the price paid by the Unit holder. For information relating to the method and frequency of the Evaluator's determination of the aggregate bid price of the underlying Bonds, see "Public Offering--Method of Evaluation". The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreement. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of any of the respective State Trusts of the Multistate Trust or Umbrella Series exceeds demand, or for any other reason. In this event the Sponsor may nonetheless purchase Units, as a service to Unit holders, at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of any of the State Trust and Umbrella Series, a Unit holder of such State Trust and Umbrella Series desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is also based upon the aggregate bid price of the underlying Bonds.
(See "Rights of Unit Holders--Redemption of Units".)


Exchange Option

	Unit holders may elect to exchange any or all of their Units of this series for units of one or more of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Unit holder resides at a Public Offering Price for the units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per unit. The Sponsor reserve the right to modify, suspend or terminate this plan at any time without further notice to Unit holders. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unit holder. Exchanges will be effected in whole units only. Any excess proceeds from Unit holders' Units being surrendered will be returned and Unit holders will not be permitted to advance any new money in order to complete an exchange.

	An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust will generally constitute a "taxable event" under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for units of any other similar series of the Tax Exempt Securities Trust which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

	Units of the Exchange Trust will be sold under the Exchange Option at the bid prices of the underlying securities in the particular portfolio involved per unit plus a fixed charge of $25 per unit. As an example, assume that a Unit holder, who has three units of a trust with a current price of $1,020 per unit based on the bid prices of the underlying securities, desires to exchange his Units for units of a series of an Exchange Trust with a current price of $880 per unit based on the bid prices of the underlying securities. In this example, the proceeds from the Unit holder's units will aggregate $3,060. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unit holder would be able to acquire three units in the Exchange Trust for a total cost of $2,715 ($2,640 for the units and $75 for the sales charge). The remaining $345 would be returned to the Unit holder in cash.


Reinvestment Programs

	Distributions of interest and principal, if any, are made to Unit holders monthly. The Unit holder will have the option of either receiving his monthly income check from the Trustee or participating in one of the reinvestment programs offered by certain of the Sponsor provided such unit holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Unit holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions, if any, to the reinvestment program selected by the Unit holder. Since each Sponsor has arranged for different reinvestment alternatives, Unit holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Unit holder. The Unit holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a State Trust and Umbrella Series owned by a Unit holder and may be terminated at any time by the Unit holder, or the program may be modified or terminated by the Trustee or the program's Sponsor.


Sponsor's Profits

	For their services the Sponsor receives a gross commission equal to a percentage of the Public Offering Price of the Units. In maintaining a market for the Units of the respective State Trust and Umbrella Series (see "Public Offering--Market for Units"), the Sponsor also realizes profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units (see "Public Offering--Offering Price").


RIGHTS OF UNIT HOLDERS

Certificates

	Ownership of Units of the respective State Trust and Umbrella Series is evidenced by registered certificates executed by the Trustee and the Sponsor.
 A Certificate is transferable by presentation and surrender of the Certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.
Distribution of Interest and Principal

	Interest and principal received by each State Trust and Umbrella Series will be distributed on each Monthly Distribution Date on a pro rata basis to Unit holders in such State Trust and Umbrella Series of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit holders on previous Monthly Distribution Dates. (See Part A, "Summary of Essential Information" and "Tax Exempt Securities Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption of Units" in this Section.)

	The Trustee will credit to the Interest Account of each respective State Trust and Umbrella Series all interest received by such State Trust and Umbrella Series, including that part of the proceeds of any disposition of Bonds of such State Trust and Umbrella Series which represents accrued interest. Other receipts will be credited to the Principal Account of the affected State Trust and Umbrella Series. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. (See Part A, "Summary of Essential Information".) Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter, and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Interest Distribution") plus such holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Interest Distribution per Unit as of the date shown in the "Summary of Essential Information" in Part A for the particular State Trust and Umbrella Series will change as the income and expenses of the respective State Trust and Umbrella Series change and as Bonds are exchanged, redeemed, paid or sold.

	Normally, interest on the Bonds in the Portfolio of each State Trust and Umbrella Series is paid on a semi-annual basis. Because Bond interest is not received by the State Trust and Umbrella Series at a constant rate throughout the year, any Monthly Interest Distribution may be more or less than the amount credit to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Interest Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Interest Distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount distributed per Unit in one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rate reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit holders and are available for use by The Chase Manhattan Bank (National Association), pursuant to normal banking procedures. The Trustee is entitled to the benefit of holding any reasonable cash balances in the Interest and Principal Accounts.
The Trustee anticipates that the average cash balance in the Interest Account will be approximately 2% in excess of the amounts anticipated to be required for Monthly Distributions to Unit holders. In addition, because of the varying interest payment dates of the Bonds comprising each State Trust and Umbrella Series portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a particular State Trust and Umbrella Series and distributed to Unit holders. The excess accrued but undistributed interest amount is known as the accrued interest carryover.
 If a Unit holder sells or redeems all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest carryover. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include his accrued interest carryover on the Bonds. It should be noted that any Series formed later Series 384 (including Series 384) that accrued interest carryover no longer is implemented. (See "Rights of Unit Holders--Redemption of Units--Computation of Redemption Price Per Unit.")

	As of the first day of each month the Trustee will deduct from the Interest Account of each State Trust and Umbrella Series and, to the extent funds are not sufficient therein, from the Principal Account of such State Trust and Umbrella Series, amounts necessary to pay the expenses of such State Trust and Umbrella Series. (See "Tax Exempt Securities Trust--Expenses and Charges".) The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a State Trust and Umbrella Series. Amounts so withdrawn shall not be considered a part of a State Trust and Umbrella Series' assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Rights of Unit Holders--Redemption of Units".) The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which the Trustee has made in anticipation of the receipt by a Trust of interest in respect of Bonds which subsequently fail to pay interest when due.


Reports and Records

	The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount that would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of a State Trust and Umbrella Series, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a State Trust and Umbrella Series, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of such State Trust and Umbrella Series will be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Unit holders upon request.

	The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio of a State Trust and Umbrella Series and a copy of the Trust Agreement.


Redemption of Units

	Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

	Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

	Within seven calendar days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" in Part A on the date of tender. (See "Redemption of Units--Computation of Redemption Price per Unit".) The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices which may be, in certain circumstances in excess of the Redemption Price, see "Redemption of Units--Purchase by the Sponsor of Units Tendered for Redemption."

	Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal
Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a State Trust and Umbrella Series will be reduced.

	The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

	Computation of Redemption Price per Unit--The Redemption Price per Unit of a State Trust and Umbrella Series is determined by the Trustee on the basis of the bid prices of the Bonds in such State Trust and Umbrella Series as of the Evaluation Time on the date any such determination is made. The
Redemption Price per Unit of a State Trust and Umbrella Series is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such State Trust and Umbrella Series on the bid side of the market (determined by the Evaluator as set forth under "Public Offering--Method of Evaluation"), (2) cash on hand in such State Trust and Umbrella Series, and accrued and unpaid interest on the Bonds as of the date of computation, less
(a) amounts representing taxes or governmental charges payable out of such State Trust and Umbrella Series, (b) the accrued expenses of such State Trust and Umbrella Series, and (c) cash held for distribution to Unit holders of such State Trust and Umbrella Series of record as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in the Trust
(i) on the basis of current bid prices for the Bonds, (ii) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable securities, (iii) by appraisal, or (iv) by any combination of the above.

	The difference between the bid and offering prices of the Bonds may be expected to average approximately 1.5% of the principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1.0%, and in the case of inactively traded securities such difference usually will not exceed 3.0%. The price at which Units may be redeemed could be less than the price paid by the Unit holder. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Part A, "Summary of Essential Information".

	 Purchase by the Sponsor of Units Tendered for Redemption--The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor are maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See "Public Offering-- Market for Units".) Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

	The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering--Offering Price".) Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. (See "Public Offering--Sponsor's Profits".)


SPONSOR

	Smith Barney Inc. 388 Greenwich Street, New York, New York 10013 ("Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry
Association. Smith Barney is an indirect wholly-owned subsidiary of Travelers Group Inc.

	Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust and Harris, Upham Tax-Exempt Fund and acts as co-sponsor of certain trusts of The Equity Income Fund, Concept Series. The Sponsor has acted previously as managing underwriter of other investment companies. In addition to participating as a member of various underwriting and selling groups or as agent of other investment companies, the Sponsor also executes orders for the purchase and sale of securities of investment companies and sell securities to such companies in its capacities as broker or dealer in securities.

Limitations on Liability

	The Sponsor is liable for the performance of its obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. (See "Tax Exempt Securities Trust-- Portfolio" and "Sponsor--Responsibility".)


Responsibility

	Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds or deposited Units of other trusts when certain events occur that adversely affect the value of the Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

	The Sponsor intends to provide portfolio services for each State Trust and Umbrella Series in order to determine whether the Trustee should be directed to dispose of any such Bonds.

	It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

	 Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Multistate Trust or Umbrella Series of any securities other than the Bonds initially deposited in that particular State Trust is prohibited.


Resignation

	  If Sponsor resigns or otherwise fails or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the affected State Trusts.


TRUSTEE

	The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 770 Broadway, New York, New York 10003. Effective on or shortly after October 28, 1996 the address of the Trustee's unit investment trust office will be 4 New York Plaza, New York, New York 10004. The customer service number will not change. The Trustee is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in any of the State Trust and Umbrella Series, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.


Limitations on Liability

	The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of any State Trust and Umbrella Series which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See "Tax Exempt Securities Trust--Portfolio".) For information relating to the responsibilities and indemnification of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders", "Sponsor--Resignation" and "Other Charges".


Resignation

	By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


EVALUATOR

	The Evaluator is Kenney S&P Evaluation Services, Inc., a business unit of J.J. Kenny Company, Inc. with main offices located at 65 Broadway, New York, New York 10006. J.J. Kenny Company, Inc. is a subsidiary of The McGraw-Hill Companies, Inc.


Limitations on Liability

	The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


Responsibility

	The Trust Agreement requires the Evaluator to evaluate the Bonds of a State Trust and Umbrella Series on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such State Trust and Umbrella Series is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices see "Public Offering-- Offering Price."


Resignation

	The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee, and in such event, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

	The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the respective State Trust and Umbrella Series, except for the substitution of certain refunding securities for such Bonds or to permit the Trustee to engage in business or investment activities not specifically authorized in the Trust Agreement as originally adopted. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Termination

	The Trust Agreement provides that if the principal amount of Bonds is less than 50% of the principal amount of the Bonds originally deposited in such State Trust and Umbrella Series, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such State Trust and Umbrella Series. Each State Trust and Umbrella Series may be terminated at any time by 100% of the Unit holders. See Part A for additional optional and mandatory termination provisions. However, in no event may any State Trust and Umbrella Series continue beyond the Mandatory Termination Date set forth under Part A
"Summary of Essential Information."   In the event of termination, written
notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected State Trust and Umbrella Series, and, after paying all expenses and charges incurred by such State Trust and Umbrella Series, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest Account and Principal Account of such State Trust and Umbrella Series.


LEGAL OPINIONS

	Certain legal matters in connection with the Units offered hereby have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.


AUDITORS

	The Statements of Financial Condition and Portfolios of Securities of each State Trust and/or Umbrella Series included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


BOND RATINGS*

	All ratings except those identified otherwise are by Standard & Poor's.



Standard & Poor's

	A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

	The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

	The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


	A summary of the meaning of the applicable ratings symbols as published by Standard & Poor's follows:

	AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

	AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

	A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher-rated categories.

	BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

	BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

	Conditional rating(s), indicated by "con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's Investors Service

	A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

	Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

	C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Note: Those municipal bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1, respectively. In addition, Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Although industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system.

	Conditional ratings, indicated by "Con" are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Fitch Investors Service, Inc.

	A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

	AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

	AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

	A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

	BBB-Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

	Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.
Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD' or 'D' categories.

	Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

     NOTE: NR indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Corporation, Moody's Investors Service and Fitch Investors Service, Inc. do not rate a particular type of obligation as a matter of policy. Subsequent to the Date of Deposit, the credit characteristics of the Issuers of Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A-- "Portfolio of Securities" herein to ascertain the ratings on the Securities, if any, on the date of the Portfolios of Securities.


Duff & Phelps Credit Rating Co.

A brief description of the applicable Duff & Phelps Credit Rating Co. rating symbols and their meanings is as follows:

	AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

	AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

	A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

	BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

	NR- Not rated (credit characteristics comparable to A or better on the Date of Deposit).

	Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Prospectus
This Prospectus contains information concerning the Trust and the Sponsors, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company
Act of 1940, and to which reference is hereby made.

Index:
Page
Summary of Essential Information . . . . . . . . . . . . . . . . . . . . .A-2
Financial and Statistical Information. . . . . . . . . . . . . . . . . .  A- 4
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .  A- 5
Report of Independent Public Auditors. . . . . . . . . . . . . . . . . .  A- 9
Portfolios of Securities . . . . . . . . . . . . . . . . . . . . . . . .  A-10
10,000 Units
Tax Exempt Securities Trust. . . . . . . . . . . . . . . . . . . . . . .  1
  The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
PROSPECTUS
  Additional Considerations Regarding the Trusts . . . . . . . . . . . . .2
                                                                        Dated
August 23, 1996
  State Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  The Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
  Estimated Current Return and Estimated Long-Term Return. . . . . . . . .69
  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
  Expenses and Charges . . . . . . . . . . . . . . . . . . . . . . . . .  83
Public Offering. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
  Offering Price . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
  Method of Evaluation . . . . . . . . . . . . . . . . . . . . . . . . .  85
Sponsors
  Distribution of Units. . . . . . . . . . . . . . . . . . . . . . . . .  85
  Market for Units . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
SMITH BARNEY INC.
  Exchange Option. . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
  Reinvestment Programs. . . . . . . . . . . . . . . . . . . . . . . . .  86
388 Greenwich Sreet
  Sponsor's Profits. . . . . . . . . . . . . . . . . . . . . . . . . . .  87New
York, New York  10013
Rights of Unit Holders . . . . . . . . . . . . . . . . . . . . . . . . .  87
(800) 298-UNIT
  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
  Distribution of Interest and Principal . . . . . . . . . . . . . . . .  87
  Reports and Records. . . . . . . . . . . . . . . . . . . . . . . . . .  88
  Redemption of Units. . . . . . . . . . . . . . . . . . . . . . . . . .  89
Sponsor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . .  91
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . .  92
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
Evaluator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . .  93
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
Amendment and Termination of the Trust Agreement . . . . . . . . . . . .  93
  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
  Standard & Poor's Corporation. . . . . . . . . . . . . . . . . . . . .  94
  Moody's Investors Service, Inc . . . . . . . . . . . . . . . . . . . . .95
  Fitch Investors Service, Inc . . . . . . . . . . . . . . . . . . . . . .96


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

                     CONTENTS OF REGISTRATION STATEMENT


     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

       The facing Sheet on Form S-6.

       The cross-reference sheet.

       The Prospectus consisting of pages A-1 - A-     , and 1-    , back cover.

       Signatures.

     Written consents of the following persons:

       KPMG Peat Marwick

       Kenny S&P Evaluation Services,
       a division of Kenny Information Systems, Inc.
       (included in Exhibit 4.6A)

     The following exhibits:
   *4.6A - Consent of Kenny S&P Evaluation Services, a division
of Kenny    Information Systems, Inc. as Evaluator.




* Filed herewith.

KENNY S&P EVALUATION SERVICES
A Division of Kenny Information Systems, Inc.
65 Broadway
New York, New York,  10006-2511
Telephone 212/770-4000






Smith Barney Incorporated
388 Greenwich Street
New York, NY   10013



   RE:Tax Exempt Securities Trust
   National 208 and New Jersey 123



Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-58591 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                        Sincerely,




                                        John R. Fitzgerald
                                         Vice President




tru:l-31

                             CONSENT OF COUNSEL

                                        The consent of counsel to
the use of their name in the Prospectus included in this Post-
Effective Amendment to the Registration Statement ("Post-
Effective Amendment") is contained in their opinion filed as
Exhibit 3.1 to the Registration Statement.


                       CONSENT OF INDEPENDENT AUDITORS

                                        We consent to the use of
our report dated August 21, 1996 included herein and to the reference to our firm under the heading "AUDITORS" in the prospectus.




                                              KPMG PEAT MARWICK

New York, New York
August 23, 1996

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Tax Exempt Securities Trust, National 208 and New Jersey 123, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule
485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of August, 1996.
                  Signatures appear on pages II-3.

    A majority of the members of the Board of Directors of Smith
Barney Inc. have signed this Post-Effective Amendment pursuant to Powers of Attorney authorizing the person signing this Post-Effective Amendment to do so on behalf of such members.

These Powers of Attorney were filed with the Securities and Exchange Commission under the Securities Act of 1933 with the Registration Statement of Tax Exempt Securities Trust, Appreciation Series 7, Registration No. 2-78499 and with the Registration Statement of Tax Exempt Securities Trust, Series 110, Intermediate Term Series 15 and Short-Intermediate Term Series 13, Registration Nos. 2-97179, 2-95591 and 2-96184,
respectively, with the Registration Statement of Tax Exempt Securities Trust, Series 284, Amendment No. 2, Registration No. 33-22777, with the Registration Statement of Tax Exempt Securities Trust, Series 295, Amendment No. 1, Registration No. 33-26376, and with the Registration Statement of Tax Exempt Securities Trust, Series 335, Amendment No. 1, Registration No. 33-37952.

                        TAX EXEMPT SECURITIES TRUST



                    BY SMITH BARNEY INC.

                                     By



                      (George S. Michinard, Jr.)

        By the following persons,* who constitute a majority of
the           directors of Smith Barney Inc. :

                               Steven D. Black
                               James S. Boshart III
                               Robert A. Case
                               James Dimon
                               Robert Druskin
                               Robert H. Lessin
                               Michael B. Panitch
                                    By



                              (George S. Michinard, Jr.
                              Attorney-in-Fact)


 * Pursuant to Powers of Attorney previously filed.


                                    II-3